UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02699

AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices)       (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semiannual Report to Shareholders	June 30, 2023

Invesco Active Allocation Fund

Nasdaq:

A: OAAAX ∎ C: OAACX ∎ R: OAANX ∎ Y: OAAYX ∎ R5: PAAJX ∎ R6: PAAQX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.24%
Class C Shares	7.86
Class R Shares	8.14
Class Y Shares	8.34
Class R5 Shares	8.42
Class R6 Shares	8.35
MSCI All Country World Index▼	13.93
Bloomberg Global Aggregate USD Hedged Index▼	2.96
Custom Invesco Active Allocation Index∎	11.72
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
The Custom Invesco Active Allocation Index is composed of 80% MSCI All Country World Index and 20% Bloomberg Global Aggregate USD Hedged Index.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Active Allocation Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	4.54%
10 Years	5.68
5 Years	3.43
1 Year	3.99

Class C Shares
Inception (4/5/05)	4.51%
10 Years	5.64
5 Years	3.82
1 Year	8.21

Class R Shares
Inception (4/5/05)	4.62%
10 Years	6.01
5 Years	4.32
1 Year	9.70

Class Y Shares
Inception (4/5/05)	5.17%
10 Years	6.54
5 Years	4.85
1 Year	10.28

Class R5 Shares
10 Years	6.40%
5 Years	4.84
1 Year	10.32
Class R6 Shares

10 Years	6.40%
5 Years	4.84
1 Year	10.34

Effective May 24, 2019, Class A, Class C, Class R, and Class Y shares of the Oppenheimer Portfolio Series: Active Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Active Allocation Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Active Allocation Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Active Allocation Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco Active Allocation Fund

Schedule of Investments in Affiliated Issuers–99.65%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	06/30/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	06/30/23	06/30/23

Alternative Funds–4.75%
Invesco Global Real Estate Income Fund, Class R6	2.40%	$43,481,788	$1,506,234	$–	$754,052	$–	$650,776	5,812,208	$45,742,074

Invesco Macro Allocation Strategy Fund, Class R6(b)	2.35%	45,537,838	–	(24,556)	(662,774)	(3,272)	–	6,052,259	44,847,236

Total Alternative Funds		89,019,626	1,506,234	(24,556)	91,278	(3,272)	650,776		90,589,310

Domestic Equity Funds–44.22%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	4.94%	106,935,659	–	(22,482,194)	13,390,198	(3,621,988)	–	3,362,658	94,221,675

Invesco Main Street Small Cap Fund, Class R6	6.46%	110,633,687	2,225,535	–	10,420,237	–	–	6,305,855	123,279,459

Invesco NASDAQ 100 ETF	4.75%	–	81,887,843	(6,184,171)	14,555,915	448,916	129,312	596,845	90,708,503

Invesco Russell 1000® Dynamic Multifactor ETF	12.01%	215,419,331	–	(15,589,451)	30,035,236	(633,279)	1,818,625	4,680,111	229,231,837

Invesco S&P 500® Low Volatility ETF	8.47%	148,832,877	14,708,925	–	(2,024,945)	–	1,759,892	2,571,515	161,516,857

Invesco S&P 500® Pure Growth ETF	4.70%	96,001,423	–	(6,622,072)	1,713,471	(1,366,184)	805,803	588,140	89,726,638

Invesco S&P SmallCap Low Volatility ETF	–	63,519,817	–	(60,624,633)	(14,399,247)	11,504,063	487,049	–	–

Invesco Value Opportunities Fund, Class R6(b)	2.89%	55,116,230	–	(1,155,774)	1,358,864	(221,286)	–	3,371,973	55,098,034

Total Domestic Equity Funds		796,459,024	98,822,303	(112,658,295)	55,049,729	6,110,242	5,000,681		843,783,003

Fixed Income Funds–22.30%
Invesco 1-30 Laddered Treasury ETF	3.90%	35,009,688	39,380,668	–	(53,382)	–	665,345	2,548,405	74,336,974

Invesco Core Plus Bond Fund, Class R6	7.11%	139,733,537	7,761,691	(11,147,217)	2,299,405	(3,019,706)	3,139,883	14,969,946	135,627,710

Invesco Floating Rate ESG Fund, Class R6	0.08%	–	1,453,340	–	–	–	3,341	214,674	1,453,340

Invesco High Yield Fund, Class R6	2.90%	–	55,067,796	–	318,074	–	922,901	16,194,699	55,385,870

Invesco Income Fund, Class R6	0.94%	19,584,264	539,631	(2,108,026)	71,167	(130,411)	536,644	2,632,936	17,956,625

Invesco International Bond Fund, Class R6	1.00%	–	18,537,500	–	521,683	–	249,236	4,391,517	19,059,183

Invesco Master Loan Fund, Class R6	0.68%	14,004,125	665,649	(1,448,813)	(45,492)	(90,769)	658,692	872,133	13,084,700

Invesco Senior Floating Rate Fund, Class R6	1.47%	20,622,107	7,042,532	–	329,261	–	978,760	4,254,392	27,993,900

Invesco Taxable Municipal Bond ETF(c)	3.27%	66,747,659	–	(6,497,454)	3,890,786	(1,707,604)	1,182,786	2,351,540	62,433,387

Invesco Variable Rate Investment Grade ETF(c)	0.95%	18,441,765	–	(435,697)	131,598	(2,040)	508,098	728,631	18,135,626

Total Fixed Income Funds		314,143,145	130,448,807	(21,637,207)	7,463,100	(4,950,530)	8,845,686		425,467,315

Foreign Equity Funds–27.80%
Invesco EQV Emerging Markets All Cap Fund, Class R6	3.01%	64,268,620	–	(13,179,634)	10,278,659	(4,033,856)	–	1,682,823	57,333,789

Invesco Developing Markets Fund, Class R6	3.18%	67,766,472	–	(14,124,835)	13,628,117	(6,526,079)	–	1,565,559	60,743,675

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	2.41%	–	45,474,975	(1,849,291)	2,270,256	81,864	662,956	1,022,638	45,977,804

Invesco Global Fund, Class R6(b)	8.00%	191,852,708	–	(75,565,122)	41,585,228	(5,265,900)	–	1,635,132	152,606,914

Invesco Global Infrastructure Fund, Class R6	0.94%	18,564,649	203,879	(528,982)	(186,416)	(78,385)	203,878	1,569,847	17,974,745

Invesco International Select Equity Fund, Class R6	–	31,381,131	–	(32,766,611)	10,908,497	(9,523,017)	–	–	–

Invesco International Small-Mid Company Fund, Class R6	1.98%	61,811,906	–	(27,810,663)	(2,907,165)	6,723,579	–	898,068	37,817,657

Invesco Oppenheimer International Growth Fund, Class R6	1.94%	–	36,861,912	(3,008,433)	2,909,417	179,944	–	966,584	36,942,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Active Allocation Fund

Invesco Active Allocation Fund (continued)

Schedule of Investments in Affiliated Issuers–99.65%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend		Shares	Value
	06/30/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income		06/30/23	06/30/23

Invesco RAFI™ Strategic Developed ex-US ETF	–	$79,501,652	$–	$(81,632,092)	$(6,927,077)	$9,057,517	$–		–	$–

Invesco S&P Emerging Markets Low Volatility ETF(c)	4.41%	67,057,261	15,141,156	–	1,999,020	–	1,157,701		3,579,823	84,197,437

Invesco S&P International Developed Low Volatility ETF	1.93%	17,985,984	17,918,664	–	819,045	–	580,711		1,342,731	36,723,693

Total Foreign Equity Funds		600,190,383	115,600,586	(250,465,663)	74,377,581	(9,384,333)	2,605,246			530,318,554

Money Market Funds–0.58%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)	0.20%	2,420,887	94,726,254	(93,236,686)	–	–	110,914		3,910,455	3,910,455

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)	0.15%	1,730,064	67,661,610	(66,597,632)	(318)	(202)	71,619		2,793,242	2,793,522

Invesco Treasury Portfolio, Institutional Class, 5.03%(d)	0.23%	2,766,728	108,258,576	(106,556,212)	–	–	112,207		4,469,092	4,469,092

Total Money Market Funds		6,917,679	270,646,440	(266,390,530)	(318)	(202)	294,740			11,173,069

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $1,728,172,717)	99.65%	1,806,729,857	617,024,370	(651,176,251)	136,981,370	(8,228,095)	17,397,129			1,901,331,251

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.41%
Invesco Private Government Fund, 5.10%(d)(e)	0.40%	2,191,900	70,047,844	(64,717,850)	–	–	222,471	(f)	7,521,894	7,521,894

Invesco Private Prime Fund, 5.23%(d)(e)	1.01%	5,636,313	174,675,190	(160,960,417)	(248)	(8,825)	597,691	(f)	19,343,948	19,342,013

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $26,863,907)	1.41%	7,828,213	244,723,034	(225,678,267)	(248)	(8,825)	820,162			26,863,907

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,755,036,624)	101.06%	$1,814,558,070	$861,747,404	$(876,854,518)	$136,981,122	$(8,236,920)	$18,217,291			$1,928,195,158

OTHER ASSETS LESS LIABILITIES	(1.06)%									(20,302,264)

NET ASSETS	100.00%									$1,907,892,894

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2023.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Active Allocation Fund

Open Futures Contracts(a)

	Number of	Expiration	Notional		Unrealized
Long Futures Contracts	Contracts	Month	Value	Value	Appreciation

Equity Risk

E-Mini S&P 500 Index	17	September-2023	$3,815,012	$68,728	$68,728

MSCI Emerging Markets Index	269	September-2023	13,421,755	53,800	53,800

Nikkei 225 Index	2	September-2023	459,753	967	967

STOXX Europe 600 Index	38	September-2023	961,588	13,389	13,389

Total Futures Contracts				$136,884	$136,884

(a)	Futures contracts collateralized by $1,035,000 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/20/2023	BNP Paribas S.A.	JPY	1,157,220,000	USD	8,409,876	$293,898

09/20/2023	BNP Paribas S.A.	USD	49,410	DKK	340,000	652

09/05/2023	Citibank, N.A.	USD	6,120,924	BRL	31,535,000	391,746

09/20/2023	Citibank, N.A.	THB	179,665,000	USD	5,241,867	136,298

09/20/2023	Citibank, N.A.	USD	5,129,572	NOK	55,220,000	28,789

09/20/2023	Citibank, N.A.	USD	4,808,845	SEK	51,720,000	4,130

09/20/2023	Goldman Sachs International	KRW	5,278,670,000	USD	4,162,989	140,394

09/20/2023	J.P. Morgan Chase Bank, N.A.	AUD	9,460,000	USD	6,397,646	82,272

09/20/2023	J.P. Morgan Chase Bank, N.A.	USD	502,458	EUR	465,000	6,890

09/20/2023	J.P. Morgan Chase Bank, N.A.	USD	3,816,370	GBP	3,050,000	57,953

09/20/2023	Merrill Lynch International	CNY	18,705,000	USD	2,629,286	33,990

09/20/2023	Morgan Stanley and Co. International PLC	HKD	700,000	USD	89,604	117

09/20/2023	Morgan Stanley and Co. International PLC	USD	5,295,037	COP	22,703,000,000	35,252

09/20/2023	Morgan Stanley and Co. International PLC	USD	5,110,077	HUF	1,790,060,000	35,396

09/20/2023	Standard Chartered Bank PLC	USD	234,707	MXN	4,135,000	3,378

09/20/2023	Standard Chartered Bank PLC	USD	5,221,667	PLN	21,670,000	87,949

Subtotal–Appreciation						1,339,104

Currency Risk

09/20/2023	BNP Paribas S.A.	CZK	112,250,000	USD	5,059,075	(77,018)

09/20/2023	BNP Paribas S.A.	NZD	8,885,000	USD	5,433,686	(17,274)

09/20/2023	Citibank, N.A.	USD	1,369,596	TWD	41,755,000	(25,998)

09/20/2023	Citibank, N.A.	USD	5,856,638	ZAR	108,585,000	(131,872)

09/20/2023	J.P. Morgan Chase Bank, N.A.	CHF	5,505,000	USD	6,125,584	(74,613)

09/20/2023	J.P. Morgan Chase Bank, N.A.	CLP	250,300,000	USD	307,154	(2,144)

09/20/2023	J.P. Morgan Chase Bank, N.A.	USD	127,861	IDR	1,905,000,000	(1,361)

09/20/2023	Merrill Lynch International	CAD	8,820,000	USD	6,615,945	(49,900)

09/20/2023	Merrill Lynch International	USD	1,294,609	INR	106,090,000	(5,310)

09/20/2023	Merrill Lynch International	USD	5,230,818	SGD	6,995,000	(43,573)

09/05/2023	Morgan Stanley and Co. International PLC	BRL	2,810,000	USD	541,176	(39,151)

09/20/2023	Morgan Stanley and Co. International PLC	PHP	277,080,000	USD	4,925,954	(76,935)

Subtotal–Depreciation						(545,149)

Total Forward Foreign Currency Contracts						$793,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Active Allocation Fund

Open Centrally Cleared Credit Default Swap Agreements(a)

		(Pay)/
		Receive			Implied			Upfront		Unrealized
	Buy/Sell	Fixed	Payment		Credit			Payments Paid		Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(b)	Notional Value		(Received)	Value	(Depreciation)

Credit Risk

Markit CDX North America Investment Grade Index, Series 40, Version 1	Buy	5.00%	Quarterly	06/20/2028	4.267%	USD	27,250,000	$ 417,201	$782,580	$ 365,378

Credit Risk

Markit CDX North America High Yield Index, Series 40, Version 1	Buy	(1.00)	Quarterly	06/20/2028	0.656	USD	154,800,000	(1,967,457)	(2,324,819)	(357,361)

Total Centrally Cleared Credit Default Swap Agreements								$(1,550,256)	$(1,542,239)	$ 8,017

(a)	Centrally cleared swap agreements collateralized by $1,546,080 cash held with J.P. Morgan Chase Bank, N.A..
(b)

Implied credit spreads represent the current level, as of June 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PHP	–Philippines Peso
PLN	–Polish Zloty
SEK	–Swedish Krona
SGD	–Singapore Dollar
THB	–Thai Baht
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

Portfolio Composition*

By fund type, based on total investments as of June 30, 2023

Equity Funds	71.26%

Fixed Income Funds	22.07

Alternative Funds	4.70

Money Market Funds	1.97

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Active Allocation Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:

Investments in affiliated underlying funds, at value (Cost $1,755,036,624)*	$1,928,195,158

Other investments:
Variation margin receivable – futures contracts	4,127,772

Variation margin receivable–centrally cleared swap agreements	42,894

Unrealized appreciation on forward foreign currency contracts outstanding	1,339,104

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	1,035,000

Cash collateral – centrally cleared swap agreements	1,546,080

Cash	10,000

Receivable for:
Fund shares sold	720,607

Dividends - affiliated underlying funds	1,403,282

Investment for trustee deferred compensation and retirement plans	123,006

Other assets	92,312

Total assets	1,938,635,215

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	545,149

Payable for:
Investments purchased - affiliated underlying funds	1,365,399

Fund shares reacquired	996,538

Collateral upon return of securities loaned	26,863,907

Accrued fees to affiliates	753,418

Accrued trustees’ and officers’ fees and benefits	37,003

Accrued other operating expenses	57,901

Trustee deferred compensation and retirement plans	123,006

Total liabilities	30,742,321

Net assets applicable to shares outstanding	$1,907,892,894

Net assets consist of:
Shares of beneficial interest	$1,703,362,678

Distributable earnings	204,530,216

$1,907,892,894

Net Assets:
Class A	$1,574,103,459

Class C	$166,511,171

Class R	$139,632,942

Class Y	$27,583,194

Class R5	$10,424

Class R6	$51,704

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	122,347,721

Class C	13,347,216

Class R	10,943,837

Class Y	2,101,892

Class R5	810

Class R6	4,022

Class A:
Net asset value per share	$12.87

Maximum offering price per share (Net asset value of $12.87 ÷ 94.50%)	$13.62

Class C:
Net asset value and offering price per share	$12.48

Class R:
Net asset value and offering price per share	$12.76

Class Y:
Net asset value and offering price per share	$13.12

Class R5:
Net asset value and offering price per share	$12.87

Class R6:
Net asset value and offering price per share	$12.86

*	At June 30, 2023, securities with an aggregate value of $26,413,084 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Active Allocation Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Dividends from affiliated underlying funds (includes net securities lending income of $312,297)	$17,709,426

Interest	428,344

Total investment income	18,137,770

Expenses:
Advisory fees	798,305

Administrative services fees	133,791

Custodian fees	8,153

Distribution fees:
Class A	1,854,830

Class C	841,935

Class R	335,065

Transfer agent fees – A, C, R and Y	949,522

Transfer agent fees – R5	3

Transfer agent fees – R6	6

Trustees’ and officers’ fees and benefits	19,164

Registration and filing fees	65,416

Reports to shareholders	43,456

Professional services fees	29,722

Other	18,817

Total expenses	5,098,185

Less: Fees waived and/or expense offset arrangement(s)	(49,775)

Net expenses	5,048,410

Net investment income	13,089,360

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Affiliated underlying fund shares	(8,236,920)

Foreign currencies	(92)

Forward foreign currency contracts	2,823,876

Futures contracts	1,151,036

Swap agreements	27,958

(4,234,142)

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	136,981,122

Foreign currencies	73,578

Forward foreign currency contracts	317,572

Futures contracts	1,126,417

Swap agreements	(176,183)

138,322,506

Net realized and unrealized gain	134,088,364

Net increase in net assets resulting from operations	$147,177,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Active Allocation Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income	$13,089,360	$21,574,524

Net realized gain (loss)	(4,234,142)	28,205,668

Change in net unrealized appreciation (depreciation)	138,322,506	(512,994,170)

Net increase (decrease) in net assets resulting from operations	147,177,724	(463,213,978)

Distributions to shareholders from distributable earnings:
Class A	–	(66,983,477)

Class C	–	(6,373,062)

Class R	–	(5,367,820)

Class Y	–	(1,201,353)

Class R5	–	(477)

Class R6	–	(1,311)

Total distributions from distributable earnings	–	(79,927,500)

Share transactions–net:
Class A	(46,692,404)	(30,892,240)

Class C	(14,194,684)	(25,738,511)

Class R	1,244,368	(1,315,735)

Class Y	384,656	553,590

Class R5	–	1,497

Class R6	21,042	17,817

Net increase (decrease) in net assets resulting from share transactions	(59,237,022)	(57,373,582)

Net increase (decrease) in net assets	87,940,702	(600,515,060)

Net assets:
Beginning of period	1,819,952,192	2,420,467,252

End of period	$1,907,892,894	$1,819,952,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Active Allocation Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Six months ended 06/30/23	$11.89	$ 0.09	$ 0.89	$ 0.98	$ –	$ –	$ –	$12.87	8.24	%(f)	$1,574,103	0.46	%(f)(g)	0.46	%(f)(g)	1.49	%(f)(g)	19%
Year ended 12/31/22	15.42	0.15	(3.12)	(2.97)	(0.17)	(0.39)	(0.56)	11.89	(19.32	)(f)	1,498,861	0.47	(f)	0.47	(f)	1.18	(f)	20
Year ended 12/31/21	14.70	0.10	1.92	2.02	(0.32)	(0.98)	(1.30)	15.42	13.92	(f)	1,973,745	0.45	(f)	0.47	(f)	0.64	(f)	16
Year ended 12/31/20	14.66	0.13	1.76	1.89	(0.14)	(1.71)	(1.85)	14.70	13.04	(f)	1,973,119	0.44	(f)	0.48	(f)	0.94	(f)	70
Eleven months ended 12/31/19	13.89	0.21	1.85	2.06	(0.44)	(0.85)	(1.29)	14.66	14.84		1,867,751	0.52	(g)	0.56	(g)	1.52	(g)	24
Year ended 01/31/19	15.25	0.15	(1.27)	(1.12)	(0.24)	–	(0.24)	13.89	(7.22)		1,636,759	0.53		0.57		1.04		38
Year ended 01/31/18	12.68	0.10	2.63	2.73	(0.16)	–	(0.16)	15.25	21.62		1,888,596	0.53		0.59		0.75		9
Class C
Six months ended 06/30/23	11.57	0.04	0.87	0.91	–	–	–	12.48	7.86		166,511	1.22	(g)	1.22	(g)	0.73	(g)	19
Year ended 12/31/22	15.01	0.05	(3.03)	(2.98)	(0.07)	(0.39)	(0.46)	11.57	(19.93)		167,991	1.23		1.23		0.42		20
Year ended 12/31/21	14.34	(0.02)	1.86	1.84	(0.19)	(0.98)	(1.17)	15.01	13.01		247,857	1.21		1.23		(0.12)		16
Year ended 12/31/20	14.35	0.02	1.70	1.72	(0.02)	(1.71)	(1.73)	14.34	12.18		263,343	1.20		1.24		0.18		70
Eleven months ended 12/31/19	13.60	0.10	1.81	1.91	(0.31)	(0.85)	(1.16)	14.35	14.09		342,957	1.28	(g)	1.32	(g)	0.76	(g)	24
Year ended 01/31/19	14.92	0.04	(1.23)	(1.19)	(0.13)	–	(0.13)	13.60	(7.92)		489,474	1.28		1.32		0.28		38
Year ended 01/31/18	12.41	(0.00)	2.57	2.57	(0.06)	–	(0.06)	14.92	20.72		579,999	1.28		1.34		(0.03)		9
Class R
Six months ended 06/30/23	11.80	0.08	0.88	0.96	–	–	–	12.76	8.14		139,633	0.72	(g)	0.72	(g)	1.23	(g)	19
Year ended 12/31/22	15.31	0.12	(3.11)	(2.99)	(0.13)	(0.39)	(0.52)	11.80	(19.56)		127,968	0.73		0.73		0.92		20
Year ended 12/31/21	14.60	0.06	1.91	1.97	(0.28)	(0.98)	(1.26)	15.31	13.64		166,900	0.71		0.73		0.38		16
Year ended 12/31/20	14.58	0.09	1.74	1.83	(0.10)	(1.71)	(1.81)	14.60	12.70		147,675	0.70		0.74		0.68		70
Eleven months ended 12/31/19	13.82	0.17	1.83	2.00	(0.39)	(0.85)	(1.24)	14.58	14.54		139,693	0.77	(g)	0.81	(g)	1.27	(g)	24
Year ended 01/31/19	15.17	0.11	(1.26)	(1.15)	(0.20)	–	(0.20)	13.82	(7.44)		125,162	0.78		0.82		0.78		38
Year ended 01/31/18	12.62	0.07	2.61	2.68	(0.13)	–	(0.13)	15.17	21.28		134,457	0.78		0.84		0.49		9
Class Y
Six months ended 06/30/23	12.11	0.11	0.90	1.01	–	–	–	13.12	8.34		27,583	0.22	(g)	0.22	(g)	1.73	(g)	19
Year ended 12/31/22	15.70	0.19	(3.19)	(3.00)	(0.20)	(0.39)	(0.59)	12.11	(19.15)		25,095	0.23		0.23		1.42		20
Year ended 12/31/21	14.94	0.14	1.96	2.10	(0.36)	(0.98)	(1.34)	15.70	14.24		31,941	0.21		0.23		0.88		16
Year ended 12/31/20	14.88	0.17	1.77	1.94	(0.17)	(1.71)	(1.88)	14.94	13.22		28,284	0.20		0.24		1.18		70
Eleven months ended 12/31/19	14.08	0.24	1.88	2.12	(0.47)	(0.85)	(1.32)	14.88	15.11		26,168	0.28	(g)	0.32	(g)	1.76	(g)	24
Year ended 01/31/19	15.42	0.19	(1.29)	(1.10)	(0.24)	–	(0.24)	14.08	(7.00)		24,190	0.29		0.33		1.28		38
Year ended 01/31/18	12.81	0.13	2.68	2.81	(0.20)	–	(0.20)	15.42	21.98		63,523	0.28		0.34		0.90		9
Class R5
Six months ended 06/30/23	11.87	0.11	0.89	1.00	–	–	–	12.87	8.42		10	0.19	(g)	0.19	(g)	1.76	(g)	19
Year ended 12/31/22	15.39	0.19	(3.12)	(2.93)	(0.20)	(0.39)	(0.59)	11.87	(19.08)		10	0.17		0.17		1.48		20
Year ended 12/31/21	14.68	0.14	1.92	2.06	(0.37)	(0.98)	(1.35)	15.39	14.19		11	0.19		0.21		0.90		16
Year ended 12/31/20	14.65	0.17	1.75	1.92	(0.18)	(1.71)	(1.89)	14.68	13.29		10	0.18		0.22		1.20		70
Period ended 12/31/19(h)	14.28	0.16	1.54	1.70	(0.48)	(0.85)	(1.33)	14.65	11.94		10	0.22	(g)	0.26	(g)	1.82	(g)	24
Class R6
Six months ended 06/30/23	11.86	0.11	0.89	1.00	–	–	–	12.86	8.43		52	0.15	(g)	0.15	(g)	1.80	(g)	19
Year ended 12/31/22	15.39	0.18	(3.12)	(2.94)	(0.20)	(0.39)	(0.59)	11.86	(19.14)		27	0.23		0.23		1.42		20
Year ended 12/31/21	14.67	0.14	1.93	2.07	(0.37)	(0.98)	(1.35)	15.39	14.29		14	0.19		0.21		0.90		16
Year ended 12/31/20	14.65	0.17	1.75	1.92	(0.19)	(1.71)	(1.90)	14.67	13.25		10	0.17		0.22		1.21		70
Period ended 12/31/19(h)	14.28	0.17	1.54	1.71	(0.49)	(0.85)	(1.34)	14.65	12.02		10	0.14	(g)	0.18	(g)	1.90	(g)	24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.49%, 0.49%, 0.53% and 0.63% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.62%, 0.63% and 0.63% for the eleven months ended December 31, 2019, and for the years ended January 31, 2019 and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Active Allocation Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Active Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

13	Invesco Active Allocation Fund

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Funds could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Each Funds’ securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, each Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the

14	Invesco Active Allocation Fund

security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $21,716 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM.

15	Invesco Active Allocation Fund

Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $3 billion	0.100%

Over $3 billion	0.080%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2023, the effective advisory fee rate incurred by the Fund was 0.09%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund

16	Invesco Active Allocation Fund

operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

For the six months ended June 30, 2023, the Adviser waived advisory fees of $6,654.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $107,070 in front-end sales commissions from the sale of Class A shares and $1,875 and $2,979 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$1,890,158,182	$–	$–	$1,890,158,182

Money Market Funds	11,173,069	26,863,907	–	38,036,976

Total Investments in Securities	1,901,331,251	26,863,907	–	1,928,195,158

Other Investments - Assets*

Futures Contracts	136,884	–	–	136,884

Forward Foreign Currency Contracts	–	1,339,104	–	1,339,104

Swap Agreements	–	365,378	–	365,378

	136,884	1,704,482	–	1,841,366

17	Invesco Active Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Forward Foreign Currency Contracts	$–	$(545,149)	$–	$(545,149)

Swap Agreements	–	(357,361)	–	(357,361)

	–	(902,510)	–	(902,510)

Total Other Investments	136,884	801,972	–	938,856

Total Investments	$1,901,468,135	$27,665,879	$–	$1,929,134,014

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2023:

	Value
	Credit	Currency	Equity
Derivative Assets	Risk	Risk	Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$136,884	$136,884

Unrealized appreciation on swap agreements – Centrally Cleared(a)	365,378	–	–	365,378

Unrealized appreciation on forward foreign currency contracts outstanding	–	1,339,104	–	1,339,104

Total Derivative Assets	365,378	1,339,104	136,884	1,841,366

Derivatives not subject to master netting agreements	(365,378)	–	(136,884)	(502,262)

Total Derivative Assets subject to master netting agreements	$–	$1,339,104	$–	$1,339,104

	Value
	Credit	Currency
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared(a)	$(357,361)	$–	$(357,361)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(545,149)	(545,149)

Total Derivative Liabilities	(357,361)	(545,149)	(902,510)

Derivatives not subject to master netting agreements	357,361	–	357,361

Total Derivative Liabilities subject to master netting agreements	$–	$(545,149)	$(545,149)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

BNP Paribas S.A.	$ 294,550	$ (94,292)	$200,258	$–	$–	$200,258

Citibank, N.A.	560,963	(157,870)	403,093	–	–	403,093

Goldman Sachs International	140,394	–	140,394	–	–	140,394

J.P. Morgan Chase Bank, N.A.	147,115	(78,118)	68,997	–	–	68,997

Merrill Lynch International	33,990	(98,783)	(64,793)	–	–	(64,793)

Morgan Stanley and Co. International PLC	70,765	(116,086)	(45,321)	–	–	(45,321)

Standard Chartered Bank PLC	91,327	–	91,327	–	–	91,327

Total	$1,339,104	$(545,149)	$793,955	$–	$–	$793,955

18	Invesco Active Allocation Fund

Effect of Derivative Investments for the six months ended June 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations

	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$-	$2,823,876	$-	$-	$2,823,876

Futures contracts	-	-	426,238	724,798	1,151,036

Swap agreements	27,958	-	-	-	27,958

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	317,572	-	-	317,572

Futures contracts	-	-	978,479	147,938	1,126,417

Swap agreements	(176,183)	-	-	-	(176,183)

Total	$(148,225)	$3,141,448	$1,404,717	$872,736	$5,270,676

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swap
	Contracts	Contracts	Agreements

Average notional value	$187,325,734	$54,360,843	$123,155,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $43,121.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $346,377,930 and $384,785,721, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$242,686,015

Aggregate unrealized (depreciation) of investments	(73,545,338)

Net unrealized appreciation of investments	$169,140,677

Cost of investments for tax purposes is $1,759,993,337.

19	Invesco Active Allocation Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,578,572	$44,591,920	7,552,885	$99,240,838

Class C	968,545	11,716,248	1,929,933	24,470,488

Class R	756,646	9,343,554	1,394,339	17,925,314

Class Y	423,636	5,382,704	754,937	10,078,225

Class R5	-	-	110	1,497

Class R6	1,736	21,227	1,352	17,169

Issued as reinvestment of dividends:
Class A	(125)	(1,605)	5,483,458	65,691,442

Class C	6	87	543,671	6,339,766

Class R	(1)	(10)	450,191	5,357,270

Class Y	-	-	79,245	967,583

Class R6	-	-	75	899

Automatic conversion of Class C shares to Class A shares:
Class A	1,065,968	13,255,112	1,919,489	24,854,209

Class C	(1,097,460)	(13,255,112)	(1,977,621)	(24,854,209)

Reacquired:
Class A	(8,388,270)	(104,537,831)	(16,857,896)	(220,678,729)

Class C	(1,043,731)	(12,655,907)	(2,485,525)	(31,694,556)

Class R	(654,291)	(8,099,176)	(1,902,271)	(24,598,319)

Class Y	(394,024)	(4,998,048)	(796,572)	(10,492,218)

Class R6	(15)	(185)	(20)	(251)

Net increase (decrease) in share activity	(4,782,808)	$(59,237,022)	(3,910,220)	$(57,373,582)

20	Invesco Active Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,082.40	$2.38	$1,022.51	$2.31	0.46%
Class C	1,000.00	1,078.60	6.29	1,018.74	6.11	1.22
Class R	1,000.00	1,081.40	3.72	1,021.22	3.61	0.72
Class Y	1,000.00	1,083.40	1.14	1,023.70	1.10	0.22
Class R5	1,000.00	1,084.20	0.98	1,023.85	0.95	0.19
Class R6	1,000.00	1,083.50	0.77	1,024.05	0.75	0.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Active Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Active Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Active Allocation Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for

22	Invesco Active Allocation Fund

the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund underwent a change in investment process in 2020 and recently underwent a change in portfolio management in March 2023. The Board considered that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its exposure to certain segments of the equity market as well as certain fixed income sectors, negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board considered that the implementation of the unique tactical allocation strategy employed by Invesco in managing the Fund represents services that are in addition to, rather than duplicative of, services provided by Invesco to the underlying affiliated funds in which the Fund invests.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the

Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

23	Invesco Active Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSAA-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Convertible Securities Fund

Nasdaq:

A: CNSAX ∎ C: CNSCX ∎ Y: CNSDX ∎ R5: CNSIX ∎ R6: CNSFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.92%
Class C Shares	3.56
Class Y Shares	4.04
Class R5 Shares	4.11
Class R6 Shares	4.15
ICE BofA U.S. Convertible Index▼ (Broad Market/Style-Specific Index)	8.67
Lipper Convertible Securities Funds Index∎ (Peer Group Index)	6.12

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The ICE BofA US Convertible Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.

The Lipper Convertible Securities Funds Index is an unmanaged index considered representative of convertible securities funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Convertible Securities Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	6.78%
10 Years	6.94
5 Years	7.24
1 Year	1.51

Class C Shares
Inception (7/28/97)	6.76%
10 Years	6.92
5 Years	7.66
1 Year	5.65

Class Y Shares
Inception (7/28/97)	7.28%
10 Years	7.80
5 Years	8.71
1 Year	7.69

Class R5 Shares
Inception (5/23/11)	7.48%
10 Years	7.84
5 Years	8.75
1 Year	7.74

Class R6 Shares
Inception (9/24/12)	8.35%
10 Years	7.93
5 Years	8.84
1 Year	7.82

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Convertible Securities Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Convertible Securities Fund

Schedule of Investments(a)

June 30, 2023

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–88.57%
Aerospace & Defense–2.01%
Axon Enterprise, Inc., Conv., 0.50%, 12/15/2027(b)	$8,000,000	$8,556,000

Parsons Corp., Conv., 0.25%, 08/15/2025	10,000,000	11,495,000

		20,051,000

Alternative Carriers–0.45%
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(b)	5,000,000	4,512,367

Apparel Retail–0.88%
Burlington Stores, Inc., Conv., 2.25%, 04/15/2025	8,410,000	8,783,194

Application Software–10.42%
Bentley Systems, Inc., Conv., 0.13%, 01/15/2026	10,674,000	11,032,050

BILL Holdings, Inc.,
Conv.,
0.00%, 12/01/2025(c)	2,500,000	2,626,250

0.00%, 04/01/2027(c)	8,000,000	6,600,000

Box, Inc., Conv., 0.00%, 01/15/2026(c)	3,000,000	3,741,000

Datadog, Inc., Conv., 0.13%, 06/15/2025	5,479,000	6,826,834

Dropbox, Inc., Conv., 0.00%, 03/01/2026(c)	9,383,000	8,890,393

Envestnet, Inc., Conv., 2.63%, 12/01/2027(b)	10,000,000	10,540,000

Five9, Inc., Conv., 0.50%, 06/01/2025	7,701,000	7,443,017

Nice Ltd. (Israel), Conv., 0.00%, 09/15/2025(c)	9,925,000	9,665,019

PagerDuty, Inc., Conv., 1.25%, 07/01/2025	4,000,000	3,816,050

RingCentral, Inc., Conv., 0.00%, 03/01/2025(c)	3,750,000	3,466,875

Splunk, Inc., Conv., 1.13%, 06/15/2027	14,793,000	12,832,927

Tyler Technologies, Inc., Conv., 0.25%, 03/15/2026	12,415,000	12,849,525

Workiva, Inc., Conv., 1.13%, 08/15/2026	2,500,000	3,524,609

		103,854,549

Asset Management & Custody Banks–0.86%
Ares Capital Corp., Conv., 4.63%, 03/01/2024	8,500,000	8,515,938

Automobile Manufacturers–1.37%
Ford Motor Co., Conv., 0.00%, 03/15/2026(c)	12,372,000	13,615,386

Biotechnology–5.74%
Alnylam Pharmaceuticals, Inc., Conv., 1.00%, 09/15/2027(b)	5,270,000	5,053,254

BioMarin Pharmaceutical, Inc., Conv., 1.25%, 05/15/2027	8,800,000	8,890,683

	Principal Amount	Value

Biotechnology–(continued)
Exact Sciences Corp.,
Conv.,
0.38%, 03/15/2027	$6,371,000	$6,876,698

0.38%, 03/01/2028	6,000,000	6,169,055

Insmed, Inc.,
Conv.,
1.75%, 01/15/2025	3,283,000	3,122,133

0.75%, 06/01/2028	5,000,000	4,218,750

Jazz Investments I Ltd.,
1.50%, 08/15/2024	3,500,000	3,341,223

Conv., 2.00%, 06/15/2026	11,700,000	11,948,625

Sarepta Therapeutics, Inc., Conv., 1.25%, 09/15/2027(b)	7,000,000	7,589,563

		57,209,984

Broadcasting–0.81%
Liberty Media Corp., Conv., 0.50%, 09/01/2024(b)(d)	7,300,000	8,107,380

Broadline Retail–0.58%
Etsy, Inc.,
Conv.,
0.13%, 09/01/2027	2,778,000	2,329,433

0.25%, 06/15/2028	4,450,000	3,459,875

		5,789,308

Cable & Satellite–1.44%
Cable One, Inc., Conv., 1.13%, 03/15/2028	2,000,000	1,515,000

Liberty Broadband Corp., Conv., 3.13%, 04/06/2026(b)(d)	13,115,000	12,859,257

		14,374,257

Casinos & Gaming–0.38%
DraftKings Holdings, Inc., Conv., 0.00%, 03/15/2028(c)	5,000,000	3,780,000

Communications Equipment–0.53%
Lumentum Holdings, Inc., Conv., 0.25%, 03/15/2024	5,000,000	5,310,000

Construction Machinery & Heavy Transportation Equipment– 1.09%
Greenbrier Cos., Inc. (The), Conv., 2.88%, 04/15/2028	11,000,000	10,884,500

Distillers & Vintners–0.50%
MGP Ingredients, Inc., Conv., 1.88%, 11/15/2026(d)	4,000,000	4,948,000

Education Services–0.48%
Stride, Inc., Conv., 1.13%, 09/01/2027	5,000,000	4,806,159

Electric Utilities–5.72%
Alliant Energy Corp., Conv., 3.88%, 03/15/2026(b)	11,200,000	11,177,600

American Electric Power Co., Inc., Conv. Investment Units, 6.13%, 08/15/2023	156,900	7,794,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Convertible Securities Fund

	Principal Amount	Value

Electric Utilities–(continued)
Duke Energy Corp., Conv., 4.13%, 04/15/2026(b)	$11,400,000	$11,160,600

NRG Energy, Inc., Conv., 2.75%, 09/01/2025(d)	4,000,000	4,242,000

PPL Capital Funding, Inc., Conv., 2.88%, 03/15/2028(b)	11,500,000	11,040,000

Southern Co. (The), Conv., 3.88%, 12/15/2025(b)	11,500,000	11,528,750

		56,943,742

Food Distributors–0.42%
Chefs’ Warehouse, Inc. (The), Conv., 2.38%, 12/15/2028(b)	4,000,000	4,216,265

Health Care Equipment–7.59%
CONMED Corp., Conv., 2.25%, 06/15/2027	12,000,000	13,452,000

DexCom, Inc.,
Conv.,
0.25%, 11/15/2025	21,880,000	23,465,831

0.38%, 05/15/2028(b)	2,500,000	2,561,250

Insulet Corp., Conv., 0.38%, 09/01/2026	11,300,000	15,577,050

Integer Holdings Corp., Conv., 2.13%, 02/15/2028(b)	7,500,000	8,872,500

Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025	6,000,000	5,508,000

TransMedics Group, Inc., Conv., 1.50%, 06/01/2028(b)	5,420,000	6,195,229

		75,631,860

Health Care REITs–0.31%
Welltower OP LLC, Conv., 2.75%, 05/15/2028(b)	3,000,000	3,037,500

Health Care Services–0.32%
NeoGenomics, Inc., Conv., 0.25%, 01/15/2028	4,275,000	3,168,844

Health Care Supplies–0.69%
Lantheus Holdings, Inc., Conv., 2.63%, 12/15/2027(b)	5,270,000	6,854,119

Health Care Technology–0.24%
NextGen Healthcare, Inc., Conv., 3.75%, 11/15/2027(b)	2,500,000	2,436,250

Heavy Electrical Equipment–0.24%
Bloom Energy Corp., Conv., 3.00%, 06/01/2028(b)	2,050,000	2,339,904

Homefurnishing Retail–0.73%
Wayfair, Inc.,
Conv.,
1.00%, 08/15/2026	3,000,000	2,482,691

3.50%, 11/15/2028(b)	3,000,000	4,788,000

		7,270,691

Hotels, Resorts & Cruise Lines–6.68%
Airbnb, Inc., Conv., 0.00%, 03/15/2026(c)	10,450,000	9,138,525

Booking Holdings, Inc., Conv., 0.75%, 05/01/2025	11,004,000	16,547,815

Carnival Corp., Conv., 5.75%, 12/01/2027(b)	5,000,000	8,340,000

	Principal Amount	Value

Hotels, Resorts & Cruise Lines–(continued)
Expedia Group, Inc., Conv., 0.00%, 02/15/2026(c)	$14,034,000	$12,333,079

Marriott Vacations Worldwide Corp., Conv., 3.25%, 12/15/2027(b)	9,000,000	8,541,000

Royal Caribbean Cruises Ltd., Conv., 6.00%, 08/15/2025(b)	5,300,000	11,675,900

		66,576,319

Interactive Home Entertainment–0.94%
Spotify USA, Inc., Conv., 0.00%, 03/15/2026(c)	11,000,000	9,399,500

Interactive Media & Services–0.60%
Snap, Inc., Conv., 0.00%, 05/01/2027(c)	8,000,000	5,960,000

Internet Services & Infrastructure–5.09%
Akamai Technologies, Inc., Conv., 0.13%, 05/01/2025	11,600,000	12,433,736

Cloudflare, Inc., Conv., 0.00%, 08/15/2026(c)	8,560,000	7,305,960

MongoDB, Inc., Conv., 0.25%, 01/15/2026	2,000,000	3,985,500

Okta, Inc.,
Conv.,
0.13%, 09/01/2025	6,000,000	5,454,000

0.38%, 06/15/2026	8,582,000	7,367,647

Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	15,500,000	14,120,500

		50,667,343

Leisure Facilities–1.11%
NCL Corp. Ltd., Conv., 5.38%, 08/01/2025	2,000,000	2,750,000

Vail Resorts, Inc., Conv., 0.00%, 01/01/2026(c)	9,262,000	8,318,434

		11,068,434

Life Sciences Tools & Services–0.80%
Illumina, Inc., Conv., 0.00%, 08/15/2023(c)	8,000,000	7,983,914

Movies & Entertainment–1.70%
IMAX Corp., Conv., 0.50%, 04/01/2026	5,260,000	4,832,888

Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027(b)	11,200,000	12,084,800

		16,917,688

Multi-Utilities–2.97%
CMS Energy Corp., Conv., 3.38%, 05/01/2028(b)	12,200,000	12,059,700

NiSource, Inc., Conv. Investment Units, 7.75%, 03/01/2024	172,700	17,572,225

		29,631,925

Oil & Gas Exploration & Production–2.33%
Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029(b)	10,857,000	12,162,245

Pioneer Natural Resources Co., Conv., 0.25%, 05/15/2025	5,000,000	11,018,392

		23,180,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Convertible Securities Fund

	Principal Amount	Value

Other Specialty Retail–0.53%
National Vision Holdings, Inc., Conv., 2.50%, 05/15/2025	$5,000,000	$5,240,000

Packaged Foods & Meats–1.53%
Freshpet, Inc., Conv., 3.00%, 04/01/2028(b)	2,000,000	2,366,500

Post Holdings, Inc., Conv., 2.50%, 08/15/2027(b)	12,670,000	12,837,244

		15,203,744

Passenger Airlines–1.17%
American Airlines Group, Inc., Conv., 6.50%, 07/01/2025	3,068,000	3,945,448

Southwest Airlines Co., Conv., 1.25%, 05/01/2025	6,731,000	7,742,333

		11,687,781

Passenger Ground Transportation–1.60%
Uber Technologies, Inc., Conv., 0.00%, 12/15/2025(c)	17,350,000	15,910,410

Pharmaceuticals–0.78%
Pacira BioSciences, Inc., Conv., 0.75%, 08/01/2025	8,300,000	7,719,000

Real Estate Services–0.67%
Zillow Group, Inc., Conv., 1.38%, 09/01/2026	5,300,000	6,717,750

Research & Consulting Services–1.65%
KBR, Inc., Conv., 2.50%, 11/01/2023	6,430,000	16,480,090

Restaurants–0.68%
Cheesecake Factory, Inc. (The), Conv., 0.38%, 06/15/2026	7,998,000	6,748,313

Semiconductor Materials & Equipment–1.45%
Enphase Energy, Inc., Conv., 0.00%, 03/01/2028(c)	11,450,000	10,821,137

SolarEdge Technologies, Inc., Conv., 0.00%, 09/15/2025(c)	3,000,000	3,573,000

		14,394,137

Semiconductors–4.99%
Impinj, Inc., Conv., 1.13%, 05/15/2027	3,000,000	3,258,764

MACOM Technology Solutions Holdings, Inc., Conv., 0.25%, 03/15/2026	7,200,000	7,308,000

Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	22,324,000	25,365,645

ON Semiconductor Corp., Conv., 0.50%, 03/01/2029(b)	12,140,000	13,770,879

		49,703,288

Systems Software–4.63%
CyberArk Software Ltd., Conv., 0.00%, 11/15/2024(c)	9,000,000	10,237,500

Investment Abbreviations:
Conv.	– Convertible
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

	Principal Amount	Value

Systems Software–(continued)
Palo Alto Networks, Inc., Conv., 0.38%, 06/01/2025	$9,000,000	$23,206,500

Rapid7, Inc., Conv., 0.25%, 03/15/2027	3,775,000	3,296,047

Zscaler, Inc., Conv., 0.13%, 07/01/2025	8,000,000	9,364,000

		46,104,047

Technology Hardware, Storage & Peripherals–1.25%
Western Digital Corp., Conv., 1.50%, 02/01/2024	12,800,000	12,473,600

Transaction & Payment Processing Services–1.62%
Block, Inc., Conv., 0.00%, 05/01/2026(c)	7,653,000	6,359,643

Shift4 Payments, Inc., Conv., 0.00%, 12/15/2025(c)	9,000,000	9,819,000

		16,178,643

Total U.S. Dollar Denominated Bonds & Notes (Cost $863,672,280)		882,387,760

	Shares
Preferred Stocks–7.45%
Diversified Banks–4.59%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	19,500	22,850,490

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	19,900	22,924,800

		45,775,290

Electric Utilities–0.79%
NextEra Energy, Inc., 6.93%, Conv. Pfd.	174,400	7,898,576

Industrial Machinery & Supplies & Components–2.07%
Chart Industries, Inc., 6.75%, Series B, Conv. Pfd.	100,000	6,514,000

RBC Bearings, Inc., 5.00%, Series A, Conv. Pfd.	133,044	14,102,664

		20,616,664

Total Preferred Stocks (Cost $74,116,107)		74,290,530

Money Market Funds–3.80%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(e)(f)	13,090,575	13,090,575

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(e)(f)	9,783,162	9,784,141

Invesco Treasury Portfolio, Institutional Class, 5.03%(e)(f)	14,960,657	14,960,657

Total Money Market Funds (Cost $37,833,602)		37,835,373

TOTAL INVESTMENTS IN SECURITIES–99.82% (Cost $975,621,989)		994,513,663

OTHER ASSETS LESS LIABILITIES–0.18%		1,762,240

NET ASSETS–100.00%		$996,275,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Convertible Securities Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2023 was $237,264,056, which represented 23.82% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended June 30, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value June 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,854,025	$ 37,804,042	$ (36,567,492)	$ -	$ -	$13,090,575	$ 420,092
Invesco Liquid Assets Portfolio, Institutional Class	8,904,180	27,002,887	(26,119,638)	(1,981)	(1,307)	9,784,141	316,176
Invesco Treasury Portfolio, Institutional Class	13,547,457	43,204,619	(41,791,419)	-	-	14,960,657	479,032
Total	$34,305,662	$108,011,548	$(104,478,549)	$(1,981)	$(1,307)	$37,835,373	$1,215,300

(f)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2023

Information Technology	28.36%
Health Care	16.16
Consumer Discretionary	13.42
Industrials	9.83
Utilities	9.48
Financials	7.07
Communication Services	5.95
Consumer Staples	2.44
Energy	2.33
Real Estate	0.98
Money Market Funds Plus Other Assets Less Liabilities	3.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Convertible Securities Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 937,788,387)	$956,678,290

Investments in affiliated money market funds, at value (Cost $ 37,833,602)	37,835,373

Cash	136,615

Receivable for:
Fund shares sold	200,490

Dividends	755,833

Interest	2,094,786

Investment for trustee deferred compensation and retirement plans	93,897

Other assets	56,335

Total assets	997,851,619

Liabilities:
Payable for:
Fund shares reacquired	990,406

Accrued fees to affiliates	390,800

Accrued other operating expenses	50,784

Trustee deferred compensation and retirement plans	143,726

Total liabilities	1,575,716

Net assets applicable to shares outstanding	$996,275,903

Net assets consist of:
Shares of beneficial interest	$995,274,103

Distributable earnings	1,001,800

$996,275,903

Net Assets:
Class A	$479,038,235

Class C	$19,541,882

Class Y	$330,521,235

Class R5	$672,165

Class R6	$166,502,386

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	21,995,481

Class C	904,924

Class Y	15,146,822

Class R5	30,868

Class R6	7,642,469

Class A:
Net asset value per share	$21.78

Maximum offering price per share
(Net asset value of $21.78 ÷ 94.50%)	$23.05

Class C:
Net asset value and offering price per share	$21.60

Class Y:
Net asset value and offering price per share	$21.82

Class R5:
Net asset value and offering price per share	$21.78

Class R6:
Net asset value and offering price per share	$21.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Convertible Securities Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Interest	$4,978,178

Dividends	4,757,483

Dividends from affiliated money market funds	1,215,300

Total investment income	10,950,961

Expenses:
Advisory fees	2,529,135

Administrative services fees	78,873

Custodian fees	4,208

Distribution fees:
Class A	600,993

Class C	101,426

Transfer agent fees – A, C and Y	506,237

Transfer agent fees – R5	334

Transfer agent fees – R6	23,966

Trustees’ and officers’ fees and benefits	10,352

Registration and filing fees	49,988

Reports to shareholders	45,163

Professional services fees	34,636

Other	11,338

Total expenses	3,996,649

Less: Fees waived and/or expense offset arrangement(s)	(32,361)

Net expenses	3,964,288

Net investment income	6,986,673

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(21,709,998)

Affiliated investment securities	(1,307)

(21,711,305)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	53,935,181

Affiliated investment securities	(1,981)

53,933,200

Net realized and unrealized gain	32,221,895

Net increase in net assets resulting from operations	$39,208,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income	$6,986,673	$10,806,145

Net realized gain (loss)	(21,711,305)	3,486,068

Change in net unrealized appreciation (depreciation)	53,933,200	(216,569,632)

Net increase (decrease) in net assets resulting from operations	39,208,568	(202,277,419)

Distributions to shareholders from distributable earnings:
Class A	(2,979,178)	(18,142,854)

Class C	(50,453)	(644,843)

Class Y	(2,470,958)	(14,432,013)

Class R5	(5,340)	(22,202)

Class R6	(1,295,094)	(5,880,841)

Total distributions from distributable earnings	(6,801,023)	(39,122,753)

Share transactions–net:
Class A	(28,994,080)	(53,910,378)

Class C	(3,000,629)	(15,661,262)

Class Y	(25,794,263)	(120,239,335)

Class R5	98,943	(3,856)

Class R6	3,123,420	123,442,993

Net increase (decrease) in net assets resulting from share transactions	(54,566,609)	(66,371,838)

Net increase (decrease) in net assets	(22,159,064)	(307,772,010)

Net assets:
Beginning of period	1,018,434,967	1,326,206,977

End of period	$996,275,903	$1,018,434,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Convertible Securities Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/23	$ 21.09	$ 0.14	$ 0.68	$ 0.82	$(0.13)	$ –	$(0.13)	$21.78	3.92%		$479,038	0.91	%(d)	0.92	%(d)	1.29	%(d)	29%
Year ended 12/31/22	25.93	0.20	(4.26)	(4.06)	(0.19)	(0.59)	(0.78)	21.09	(15.72)		492,448	0.93		0.93		0.86		45
Year ended 12/31/21	31.91	0.14	1.17	1.31	(0.23)	(7.06)	(7.29)	25.93	4.68		666,916	0.88		0.88		0.43		61
Year ended 12/31/20	24.64	0.23	10.47	10.70	(0.37)	(3.06)	(3.43)	31.91	44.35		675,347	0.91		0.91		0.84		65
Year ended 12/31/19	21.42	0.28	4.28	4.56	(0.36)	(0.98)	(1.34)	24.64	21.42	(e)	473,599	0.90	(e)	0.90	(e)	1.13	(e)	57
Year ended 12/31/18	24.41	0.28	(0.62)	(0.34)	(0.57)	(2.08)	(2.65)	21.42	(1.71	)(f)	407,548	0.90	(f)	0.90	(f)	1.09	(f)	62
Class C
Six months ended 06/30/23	20.91	0.06	0.68	0.74	(0.05)	–	(0.05)	21.60	3.56		19,542	1.66	(d)	1.67	(d)	0.54	(d)	29
Year ended 12/31/22	25.72	0.03	(4.22)	(4.19)	(0.03)	(0.59)	(0.62)	20.91	(16.35	)(g)	21,915	1.66	(g)	1.66	(g)	0.13	(g)	45
Year ended 12/31/21	31.73	(0.09)	1.16	1.07	(0.02)	(7.06)	(7.08)	25.72	3.94	(h)	44,798	1.60	(h)	1.60	(h)	(0.29	)(h)	61
Year ended 12/31/20	24.51	0.03	10.41	10.44	(0.16)	(3.06)	(3.22)	31.73	43.25		61,221	1.66		1.66		0.09		65
Year ended 12/31/19	21.31	0.10	4.26	4.36	(0.18)	(0.98)	(1.16)	24.51	20.54	(e)	65,607	1.63	(e)	1.63	(e)	0.40	(e)	57
Year ended 12/31/18	24.30	0.08	(0.62)	(0.54)	(0.37)	(2.08)	(2.45)	21.31	(2.48	)(f)	81,529	1.66	(f)	1.66	(f)	0.33	(f)	62
Class Y
Six months ended 06/30/23	21.13	0.16	0.69	0.85	(0.16)	–	(0.16)	21.82	4.04		330,521	0.66	(d)	0.67	(d)	1.54	(d)	29
Year ended 12/31/22	25.98	0.26	(4.27)	(4.01)	(0.25)	(0.59)	(0.84)	21.13	(15.51)		345,453	0.68		0.68		1.11		45
Year ended 12/31/21	31.96	0.22	1.17	1.39	(0.31)	(7.06)	(7.37)	25.98	4.93		562,488	0.63		0.63		0.68		61
Year ended 12/31/20	24.68	0.30	10.48	10.78	(0.44)	(3.06)	(3.50)	31.96	44.69		647,484	0.66		0.66		1.09		65
Year ended 12/31/19	21.44	0.33	4.30	4.63	(0.41)	(0.98)	(1.39)	24.68	21.73		582,112	0.67		0.67		1.36		57
Year ended 12/31/18	24.44	0.33	(0.62)	(0.29)	(0.63)	(2.08)	(2.71)	21.44	(1.51)		583,289	0.66		0.66		1.33		62
Class R5
Six months ended 06/30/23	21.08	0.16	0.70	0.86	(0.16)	–	(0.16)	21.78	4.11		672	0.64	(d)	0.65	(d)	1.56	(d)	29
Year ended 12/31/22	25.93	0.26	(4.26)	(4.00)	(0.26)	(0.59)	(0.85)	21.08	(15.51)		556	0.64		0.64		1.15		45
Year ended 12/31/21	31.91	0.23	1.17	1.40	(0.32)	(7.06)	(7.38)	25.93	4.96		688	0.60		0.60		0.71		61
Year ended 12/31/20	24.65	0.31	10.46	10.77	(0.45)	(3.06)	(3.51)	31.91	44.70		1,773	0.64		0.64		1.11		65
Year ended 12/31/19	21.43	0.34	4.29	4.63	(0.43)	(0.98)	(1.41)	24.65	21.74		1,334	0.64		0.64		1.39		57
Year ended 12/31/18	24.43	0.34	(0.62)	(0.28)	(0.64)	(2.08)	(2.72)	21.43	(1.49)		1,081	0.64		0.64		1.35		62
Class R6
Six months ended 06/30/23	21.09	0.17	0.70	0.87	(0.17)	–	(0.17)	21.79	4.15		166,502	0.57	(d)	0.58	(d)	1.63	(d)	29
Year ended 12/31/22	25.94	0.27	(4.26)	(3.99)	(0.27)	(0.59)	(0.86)	21.09	(15.45)		158,063	0.57		0.57		1.22		45
Year ended 12/31/21	31.92	0.25	1.17	1.42	(0.34)	(7.06)	(7.40)	25.94	5.06		51,316	0.52		0.52		0.79		61
Year ended 12/31/20	24.65	0.33	10.47	10.80	(0.47)	(3.06)	(3.53)	31.92	44.86		55,585	0.56		0.56		1.19		65
Year ended 12/31/19	21.43	0.36	4.29	4.65	(0.45)	(0.98)	(1.43)	24.65	21.82		42,492	0.56		0.56		1.47		57
Year ended 12/31/18	24.43	0.36	(0.62)	(0.26)	(0.66)	(2.08)	(2.74)	21.43	(1.41)		47,908	0.56		0.56		1.43		62

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% and 0.96% for Class A and Class C shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 1.00% for Class A and Class C shares, respectively.

(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% for Class C shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for Class C shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Convertible Securities Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

13	Invesco Convertible Securities Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

14	Invesco Convertible Securities Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $750 million	0.520%

Next $250 million	0.470%

Next $500 million	0.420%

Next $500 million	0.395%

Next $1 billion	0.370%

Over $3 billion	0.345%

For the six months ended June 30, 2023, the effective advisory fee rate incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2023, the Adviser waived advisory fees of $27,517.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

For the six months ended June 30, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $20,970 in front-end sales commissions from the sale of Class A shares and $1,333 and $413 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15	Invesco Convertible Securities Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$882,387,760	$–	$882,387,760

Preferred Stocks	74,290,530	–	–	74,290,530

Money Market Funds	37,835,373	–	–	37,835,373

Total Investments	$112,125,903	$882,387,760	$–	$994,513,663

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,844.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $269,053,797 and $316,471,250, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 61,958,595

Aggregate unrealized (depreciation) of investments	(47,751,750)

Net unrealized appreciation of investments	$ 14,206,845

Cost of investments for tax purposes is $980,306,818.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	469,439	$ 10,047,067	1,247,434	$ 28,648,289

Class C	48,888	1,043,119	96,634	2,193,782

Class Y	1,044,823	22,408,855	4,114,601	94,372,792

Class R5	9,438	203,574	518	11,755

Class R6	450,659	9,562,283	6,365,089	142,204,287

Issued as reinvestment of dividends:
Class A	117,062	2,485,802	716,823	15,556,769

Class C	2,103	44,348	27,741	594,742

Class Y	83,015	1,765,430	499,435	10,874,856

Class R5	205	4,340	927	20,114

Class R6	57,403	1,219,154	257,346	5,569,262

16	Invesco Convertible Securities Fund

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	62,090	$ 1,319,777	359,355	$ 8,145,807

Class C	(62,656)	(1,319,777)	(362,500)	(8,145,807)

Reacquired:
Class A	(2,006,317)	(42,846,726)	(4,688,973)	(106,261,243)

Class C	(131,495)	(2,768,319)	(455,541)	(10,303,979)

Class Y	(2,331,308)	(49,968,548)	(9,912,476)	(225,486,983)

Class R5	(5,145)	(108,971)	(1,626)	(35,725)

Class R6	(358,654)	(7,658,017)	(1,107,651)	(24,330,556)

Net increase (decrease) in share activity	(2,550,450)	$(54,566,609)	(2,842,864)	$ (66,371,838)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,039.20	$4.60	$1,020.28	$4.56	0.91%
Class C	1,000.00	1,035.60	8.38	1,016.56	8.30	1.66
Class Y	1,000.00	1,040.40	3.34	1,021.52	3.31	0.66
Class R5	1,000.00	1,041.10	3.24	1,021.62	3.21	0.64
Class R6	1,000.00	1,041.50	2.89	1,021.97	2.86	0.57

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18	Invesco Convertible Securities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Convertible Securities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against ICE BofA U.S. Convertible Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above

19	Invesco Convertible Securities Fund

the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period and below the performance of the Index for the five year period. The Board acknowledged limitations regarding the comparative performance data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and the Index. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20	Invesco Convertible Securities Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	MS-CSEC-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Income Advantage International Fund

Nasdaq:

A: GTNDX ∎ C: GNDCX ∎ R: GTNRX ∎ Y: GTNYX ∎ R5: GNDIX ∎ R6: GNDSX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
12	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.83%
Class C Shares	7.37
Class R Shares	7.60
Class Y Shares	7.96
Class R5 Shares	7.92
Class R6 Shares	7.92
MSCI All Country World ex USA Index▼ (Broad Market/Style-Specific Index)	9.47
Lipper Global Equity Income Funds Index∎ (Peer Group Index)	8.23

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper Global Equity Income Funds Index is an unmanaged index considered representative of global equity income funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Income Advantage International Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	4.78%
10 Years	2.85
5 Years	-0.03
1 Year	3.26

Class C Shares
Inception (1/2/98)	5.02%
10 Years	2.81
5 Years	0.34
1 Year	7.42

Class R Shares
Inception (10/31/05)	3.26%
10 Years	3.17
5 Years	0.85
1 Year	8.99

Class Y Shares
Inception (10/3/08)	4.92%
10 Years	3.70
5 Years	1.36
1 Year	9.53

Class R5 Shares
Inception (4/30/04)	4.75%
10 Years	3.82
5 Years	1.45
1 Year	9.53

Class R6 Shares
10 Years	3.65%
5 Years	1.43
1 Year	9.53

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Income Advantage International Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Income Advantage International Fund

Schedule of Investments

June 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–52.60%
Australia–1.81%
AngloGold Ashanti Ltd.	1,660	$35,095

APA Group	2,683	17,357

Aurizon Holdings Ltd.	10,849	28,413

BHP Group Ltd.	10,474	312,513

BlueScope Steel Ltd.	775	10,692

Brambles Ltd.	398	3,831

Coles Group Ltd.	1,420	17,453

CSL Ltd.	233	43,116

Fortescue Metals Group Ltd.	2,369	35,282

Glencore PLC	14,294	81,083

James Hardie Industries PLC, CDI(a)	508	13,541

Mineral Resources Ltd.	99	4,756

Northern Star Resources Ltd.	1,626	13,200

Rio Tinto Ltd.	1,220	93,889

Rio Tinto PLC	711	45,169

Sonic Healthcare Ltd.	369	8,777

South32 Ltd.	17,300	43,631

Telstra Group Ltd.	30,418	87,305

Wesfarmers Ltd.	3,348	110,409

Woodside Energy Group Ltd.	1,867	43,237

Woolworths Group Ltd.	1,110	29,452

		1,078,201

Austria–0.03%
Mondi PLC	1,137	17,360

Belgium–0.85%
Anheuser-Busch InBev S.A./N.V.	3,635	205,872

Groupe Bruxelles Lambert N.V.	3,637	286,639

UCB S.A.	151	13,383

		505,894

Brazil–1.01%
B3 S.A. - Brasil, Bolsa, Balcao	19,397	59,185

Petroleo Brasileiro S.A., Preference Shares	66,698	411,343

Telefonica Brasil S.A.	1,426	12,886

Vale S.A.	6,577	88,212

WEG S.A.	2,829	22,304

Yara International ASA	122	4,308

		598,238

Canada–5.18%
Alimentation Couche-Tard, Inc.	758	38,868

ARC Resources Ltd.	1,387	18,500

Barrick Gold Corp.	1,299	21,974

BCE, Inc.	1,283	58,496

Brookfield Corp.	6,389	215,097

Canadian National Railway Co.	2,340	283,361

Canadian Natural Resources Ltd.	2,171	122,058

Canadian Pacific Kansas City Ltd.	1,819	146,921

Cenovus Energy, Inc.	1,565	26,581

Constellation Software, Inc.	71	147,105

Dollarama, Inc.	987	66,846

	Shares	Value

Canada–(continued)
Enbridge, Inc.	2,827	$105,078

Fairfax Financial Holdings Ltd.	155	116,101

Franco-Nevada Corp.	38	5,416

George Weston Ltd.	158	18,680

Great-West Lifeco, Inc.	1,735	50,383

Imperial Oil Ltd.	874	44,718

Intact Financial Corp.	520	80,287

Kinross Gold Corp.	251	1,197

Loblaw Cos. Ltd.	524	47,972

Magna International, Inc.	563	31,785

Manulife Financial Corp.	17,312	327,226

Metro, Inc.	280	15,814

Nutrien Ltd.	3,137	185,201

Open Text Corp.	1,093	45,461

Power Corp. of Canada	3,500	94,214

Quebecor, Inc., Class B	2,095	51,634

Rogers Communications, Inc., Class B	1,469	67,021

Shopify, Inc., Class A(a)	808	52,222

Sun Life Financial, Inc.	2,165	112,863

Suncor Energy, Inc.	5,516	161,805

TC Energy Corp.	521	21,056

Teck Resources Ltd., Class B	1,990	83,731

TELUS Corp.	1,029	20,025

TFI International, Inc.	445	50,699

Thomson Reuters Corp.	304	40,996

Tourmaline Oil Corp.	828	39,014

West Fraser Timber Co. Ltd.	747	64,175

		3,080,581

China–2.57%
Alibaba Group Holding Ltd.(a)	17,154	178,403

China Life Insurance Co. Ltd., H Shares	75,251	125,577

China Pacific Insurance (Group) Co. Ltd., H Shares	16,451	42,602

China Petroleum & Chemical Corp., H Shares	129,682	76,286

China Resources Land Ltd.	3,776	16,081

China Tower Corp. Ltd., H Shares(b)	354,908	39,507

CITIC Ltd.	83,569	99,974

COSCO SHIPPING Holdings Co. Ltd., H Shares	57,459	51,903

CSPC Pharmaceutical Group Ltd.	5,663	4,942

Daqo New Energy Corp., ADR(a)	238	9,449

Dongfeng Motor Group Co. Ltd., H Shares	80,221	36,771

ENN Energy Holdings Ltd.	1,236	15,446

Hello Group, Inc., ADR	282	2,710

KE Holdings, Inc., ADR(a)	473	7,024

Kingboard Holdings Ltd.	1,234	3,382

Kunlun Energy Co. Ltd.	35,958	28,357

Lenovo Group Ltd.	33,927	35,450

Lufax Holding Ltd., ADR	22,115	31,624

MINISO Group Holding Ltd., ADR	1,359	23,089

NetEase, Inc.	1,411	27,420

New Oriental Education & Technology Group, Inc.(a)	3,547	14,030

Nongfu Spring Co. Ltd., H Shares(b)	3,016	16,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Income Advantage International Fund

	Shares	Value

China–(continued)
NXP Semiconductors N.V.	242	$49,533

PDD Holdings, Inc., ADR(a)	1,598	110,486

People’s Insurance Co. Group of China Ltd. (The), H Shares	152,673	55,483

PetroChina Co. Ltd., H Shares	119,538	83,070

PICC Property & Casualty Co. Ltd., H Shares	44,812	49,953

Ping An Insurance (Group) Co. of China Ltd., H Shares	17,151	109,890

Sino Biopharmaceutical Ltd.	21,742	9,464

Tencent Holdings Ltd.	2,445	104,065

Tencent Music Entertainment Group, ADR(a)	5,429	40,066

Trip.com Group Ltd.(a)	212	7,417

Vipshop Holdings Ltd., ADR(a)	758	12,507

Yum China Holdings, Inc.	146	8,249

		1,526,889

Denmark–1.82%
AP Moller - Maersk A/S, Class B	100	175,930

Carlsberg A/S, Class B	14	2,238

Novo Nordisk A/S, Class B	5,493	887,195

Tryg A/S	834	18,052

		1,083,415

Finland–0.19%
Sampo OYJ, Class A	730	32,740

Stora Enso OYJ, Class R	418	4,845

UPM-Kymmene OYJ	2,487	74,118

		111,703

France–4.51%
Air Liquide S.A.	1,092	195,776

Airbus SE	336	48,571

Arkema S.A.	377	35,562

AXA S.A.	6,721	198,562

Bollore SE	20,388	127,053

Bouygues S.A.	219	7,355

Capgemini SE	98	18,565

Carrefour S.A.	1,879	35,609

Cie Generale des Etablissements Michelin S.C.A.	533	15,756

Danone S.A.	1,847	113,178

Dassault Systemes SE	638	28,293

Edenred	611	40,913

Eiffage S.A.	164	17,126

ENGIE S.A.	4,417	73,469

Hermes International	24	52,211

Kering S.A.	49	27,138

Legrand S.A.	530	52,577

L’Oreal S.A.	793	370,075

LVMH Moet Hennessy Louis Vuitton SE	316	298,217

Orange S.A.	11,017	128,858

Pernod Ricard S.A.	298	65,840

Publicis Groupe S.A.	1,971	153,756

Safran S.A.	448	70,386

Schneider Electric SE	805	146,725

SCOR SE	1,927	56,645

TotalEnergies SE	4,240	243,005

Vinci S.A.	538	62,530

		2,683,751

	Shares	Value

Germany–3.86%
Allianz SE	907	$210,976

BASF SE	1,358	65,934

Bayer AG	1,605	88,734

Bayerische Motoren Werke AG	1,286	157,942

Daimler Truck Holding AG	1,034	37,229

Deutsche Bank AG	18,535	194,493

Deutsche Boerse AG	520	96,036

Deutsche Lufthansa AG(a)	1,847	18,905

Deutsche Telekom AG	6,659	145,146

DHL Group	1,199	58,550

Fresenius Medical Care AG & Co. KGaA	291	13,898

Fresenius SE & Co. KGaA	1,622	44,897

Hannover Rueck SE	174	36,897

Heidelberg Materials AG	1,178	96,731

Knorr-Bremse AG	121	9,238

Mercedes-Benz Group AG	2,021	162,653

Merck KGaA	200	33,066

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	352	131,995

Porsche Automobil Holding SE, Preference Shares	536	32,240

Rheinmetall AG	49	13,454

RWE AG	931	40,524

SAP SE	1,346	183,788

Siemens AG	1,178	196,076

Siemens Energy AG(a)	149	2,630

thyssenkrupp AG	1,292	10,104

Volkswagen AG, Preference Shares	1,436	192,607

Vonovia SE	1,185	23,137

		2,297,880

Greece–0.35%
Hellenic Telecommunications Organization S.A.	3,048	52,222

JUMBO S.A.	909	24,979

Mytilineos S.A.	3,738	131,965

		209,166

Hong Kong–0.79%
AIA Group Ltd.	4,720	48,159

CK Asset Holdings Ltd.	8,948	49,659

CK Hutchison Holdings Ltd.	16,215	99,251

Futu Holdings Ltd., ADR(a)	368	14,625

Hongkong Land Holdings Ltd.	4,553	17,788

Jardine Matheson Holdings Ltd.	1,056	53,561

MTR Corp. Ltd.	3,624	16,681

New World Development Co. Ltd.	2,611	6,449

Prudential PLC	1,184	16,697

Sun Hung Kai Properties Ltd.	6,853	86,436

Swire Pacific Ltd., Class A	7,316	56,287

WH Group Ltd.	9,251	4,916

		470,509

India–0.68%
Dr. Reddy’s Laboratories Ltd., ADR	171	10,792

Hindustan Unilever Ltd.	269	8,785

Housing Development Finance Corp. Ltd.	2,604	89,713

Infosys Ltd., ADR	2,283	36,688

Piramal Enterprises Ltd.	2,126	24,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Income Advantage International Fund

	Shares	Value

India–(continued)
SBI Cards & Payment Services Ltd.	20,916	$216,218

Tata Steel Ltd.	10,929	14,961

		401,601

Indonesia–0.04%
PT Adaro Energy Indonesia Tbk	14,798	2,209

PT Astra International Tbk	52,812	24,063

PT Telkom Indonesia (Persero) Tbk	1,904	508

		26,780

Ireland–0.78%
AerCap Holdings N.V.(a)	827	52,531

CRH PLC	4,781	264,066

Flutter Entertainment PLC(a)	336	67,488

Kerry Group PLC, Class A	801	78,155

		462,240

Israel–0.02%
Check Point Software Technologies Ltd.(a)	64	8,040

Nice Ltd.(a)	17	3,508

		11,548

Italy–0.60%
Assicurazioni Generali S.p.A.	7,356	149,815

Enel S.p.A.	3,064	20,640

Eni S.p.A.	3,831	55,241

Ferrari N.V.	310	101,489

Leonardo S.p.A.	235	2,670

Prysmian S.p.A.	449	18,806

Snam S.p.A.	2,103	10,990

		359,651

Japan–7.76%
Advantest Corp.	252	33,759

Ajinomoto Co., Inc.	899	35,794

Astellas Pharma, Inc.	1,698	25,303

Bridgestone Corp.	858	35,256

Canon, Inc.	2,197	57,974

Chugai Pharmaceutical Co. Ltd.	300	8,532

Dai-ichi Life Holdings, Inc.	1,615	30,980

Daiichi Sankyo Co. Ltd.	1,470	46,616

Daito Trust Construction Co. Ltd.	59	5,987

Daiwa House Industry Co. Ltd.	816	21,566

Daiwa Securities Group, Inc.	37,889	196,045

Denso Corp.	245	16,517

East Japan Railway Co.	620	34,382

Eisai Co. Ltd.	240	16,174

FANUC Corp.	1,062	37,340

FUJIFILM Holdings Corp.	926	54,996

Hitachi Ltd.	2,228	137,895

Honda Motor Co. Ltd.	6,109	184,544

Hoya Corp.	34	4,056

Idemitsu Kosan Co. Ltd.	346	6,946

Inpex Corp.	3,411	38,040

ITOCHU Corp.	2,070	82,320

Japan Post Holdings Co. Ltd.	24,884	178,930

Japan Tobacco, Inc.	5,412	118,626

JFE Holdings, Inc.	169	2,425

Kao Corp.	59	2,137

KDDI Corp.	5,540	171,218

	Shares	Value

Japan–(continued)
Keyence Corp.	208	$98,367

Komatsu Ltd.	2,212	59,853

Marubeni Corp.	1,826	31,195

Mazda Motor Corp.	467	4,564

MEIJI Holdings Co. Ltd.	178	3,976

Mitsubishi Chemical Group Corp.	2,245	13,536

Mitsubishi Corp.	3,140	152,209

Mitsubishi Electric Corp.	4,597	64,600

Mitsubishi Estate Co. Ltd.	2,198	26,218

Mitsui & Co. Ltd.	4,379	164,766

Mitsui Fudosan Co. Ltd.	1,286	25,658

Mitsui OSK Lines Ltd.	2,506	59,969

MS&AD Insurance Group Holdings, Inc.	1,062	37,841

Nexon Co. Ltd.	35	671

NGK Insulators Ltd.	1,144	13,685

Nintendo Co. Ltd.	1,117	50,810

Nippon Steel Corp.	1,957	41,080

Nippon Telegraph & Telephone Corp.	217,575	257,803

Nippon Yusen K.K.	3,337	74,157

Nissan Motor Co. Ltd.	15,475	63,907

Nomura Holdings, Inc.	48,398	183,682

Oriental Land Co. Ltd.	510	19,911

ORIX Corp.	5,433	99,362

Otsuka Holdings Co. Ltd.	102	3,738

Pan Pacific International Holdings Corp.	591	10,591

Recruit Holdings Co. Ltd.	2,182	69,635

Renesas Electronics Corp.(a)	2,206	41,748

Resona Holdings, Inc.	69,433	332,712

Ricoh Co. Ltd.	1,229	10,494

Seven & i Holdings Co. Ltd.	699	30,223

Shin-Etsu Chemical Co. Ltd.	3,313	110,113

Shiseido Co. Ltd.	140	6,343

SMC Corp.	110	61,138

SoftBank Corp.	13,959	149,333

SoftBank Group Corp.	1,170	55,530

Sompo Holdings, Inc.	798	35,774

Sumitomo Corp.	1,798	38,201

Takeda Pharmaceutical Co. Ltd.	6,419	201,756

Tokio Marine Holdings, Inc.	4,831	111,544

Tokyo Gas Co. Ltd.	1,153	25,190

Toyota Motor Corp.	11,309	180,730

Unicharm Corp.	170	6,299

Yakult Honsha Co. Ltd.	52	3,295

		4,616,565

Luxembourg–0.20%
ArcelorMittal S.A.	4,274	116,443

Malaysia–0.05%
Tenaga Nasional Bhd.	14,085	27,278

Mexico–0.29%
America Movil S.A.B. de C.V., Class B	75,255	81,775

Grupo Bimbo S.A.B. de C.V., Series A	3,596	19,254

Grupo Televisa S.A.B., Series CPO	24,749	25,462

Wal-Mart de Mexico S.A.B. de C.V., Series V	12,307	48,690

		175,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Income Advantage International Fund

	Shares	Value

Netherlands–2.04%
Akzo Nobel N.V.	279	$22,797

ASML Holding N.V.	471	340,943

EXOR N.V.	1,723	153,955

Ferrovial SE	1,426	45,150

Heineken Holding N.V.	525	45,649

Heineken N.V.	457	47,031

Koninklijke Ahold Delhaize N.V.	4,444	151,584

Koninklijke KPN N.V.	763	2,724

OCI N.V.	454	10,899

Prosus N.V.(a)	2,047	149,795

Randstad N.V.	60	3,162

Shell PLC	5,916	176,141

Wolters Kluwer N.V.	491	62,345

		1,212,175

New Zealand–0.12%
Spark New Zealand Ltd.	22,924	71,654

Norway–0.16%
Equinor ASA	3,204	93,075

Gjensidige Forsikring ASA	290	4,648

		97,723

Philippines–0.07%
SM Prime Holdings, Inc.	70,286	41,837

Poland–0.04%
Orlen S.A.	1,458	23,111

Portugal–0.01%
Jeronimo Martins SGPS S.A.	131	3,612

Russia–0.00%
Tatneft PJSC, ADR(c)	576	0

X5 Retail Group N.V., GDR(a)(b)(c)	422	2,062

		2,062

Singapore–0.00%
Jardine Cycle & Carriage Ltd.	38	981

South Africa–0.66%
Anglo American PLC	1,046	29,648

Aspen Pharmacare Holdings Ltd.	829	8,096

Exxaro Resources Ltd.	959	8,370

Gold Fields Ltd.	3,271	45,439

Impala Platinum Holdings Ltd.	533	3,565

Naspers Ltd., Class N	618	112,004

Remgro Ltd.	10,316	80,604

Sappi Ltd.	13,672	28,332

Sasol Ltd.	2,056	25,533

Sibanye Stillwater Ltd.	2,609	4,029

Thungela Resources Ltd.	1,502	11,840

Woolworths Holdings Ltd.	8,936	33,871

		391,331

South Korea–1.76%
DB Insurance Co. Ltd.	243	13,802

Ecopro BM Co. Ltd.	172	32,966

Ecopro Co. Ltd.	74	43,041

GS Holdings Corp.	2,248	62,751

HMM Co. Ltd.	4,344	62,410

	Shares	Value

South Korea–(continued)
Hyundai Mobis Co. Ltd.	116	$20,566

Hyundai Motor Co.	326	51,294

Hyundai Steel Co.	433	11,149

Kia Corp.	638	43,021

KT&G Corp.	603	37,962

LG Chem Ltd.	24	12,275

LG Corp.	661	44,357

LG Energy Solution Ltd.(a)	42	17,757

Posco Future M Co. Ltd.	157	42,522

POSCO Holdings, Inc.	202	59,945

Samsung C&T Corp.	429	34,507

Samsung Electronics Co. Ltd.	7,068	389,563

Samsung SDI Co. Ltd.	14	7,163

SK hynix, Inc.	249	21,956

SK Telecom Co. Ltd.	1,089	38,470

		1,047,477

Spain–1.26%
ACS Actividades de Construccion y Servicios S.A.	2,291	80,551

Amadeus IT Group S.A.(a)	122	9,301

Cellnex Telecom S.A.(b)	872	35,351

Iberdrola S.A.	19,033	248,607

Industria de Diseno Textil S.A.	1,271	49,381

Redeia Corp. S.A.	766	12,863

Repsol S.A.	9,305	135,295

Telefonica S.A.	43,755	177,507

		748,856

Sweden–0.52%
Atlas Copco AB, Class A	2,343	33,791

Industrivarden AB, Class C	2,172	59,936

Investor AB, Class B	7,928	158,639

Telefonaktiebolaget LM Ericsson, Class B	603	3,289

Volvo AB, Class B	2,665	55,277

		310,932

Switzerland–1.63%
ABB Ltd.	1,040	40,922

Julius Baer Group Ltd.	1,381	87,076

Kuehne + Nagel International AG, Class R	117	34,587

Novartis AG	4,647	469,010

Partners Group Holding AG	94	88,510

Schindler Holding AG, PC	52	12,199

UBS Group AG	9,245	188,095

Zurich Insurance Group AG	98	46,560

		966,959

Taiwan–1.52%
ASE Technology Holding Co. Ltd.	980	3,496

Catcher Technology Co. Ltd.	2,957	16,688

Cathay Financial Holding Co. Ltd.	22,596	31,419

Chunghwa Telecom Co. Ltd.	12,941	48,404

Delta Electronics, Inc.	2,413	26,831

eMemory Technology, Inc.	13	930

Evergreen Marine Corp. Taiwan Ltd.	9,202	27,779

Far Eastern New Century Corp.	11,053	11,871

Far EasTone Telecommunications Co. Ltd.	8,177	20,658

Formosa Chemicals & Fibre Corp.	6,992	15,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Advantage International Fund

	Shares	Value

Taiwan–(continued)
Formosa Plastics Corp.	7,991	$22,037

Fubon Financial Holding Co. Ltd.	18,071	35,427

Global Unichip Corp.	254	13,197

Hon Hai Precision Industry Co. Ltd.	2,667	9,707

Inventec Corp.	2,277	3,169

Lite-On Technology Corp.	999	3,338

Novatek Microelectronics Corp.	666	9,175

Pegatron Corp.	18,072	43,518

Quanta Computer, Inc.	306	1,499

Taiwan Mobile Co. Ltd.	8,425	25,892

Taiwan Semiconductor Manufacturing Co. Ltd.	20,480	381,651

Uni-President Enterprises Corp.	18,408	45,166

Wan Hai Lines Ltd.	7,908	15,093

Wistron Corp.	19,827	58,108

Yang Ming Marine Transport Corp.	15,716	31,931

		902,077

Thailand–0.29%
Advanced Info Service PCL, NVDR	19,272	116,484

Delta Electronics Thailand PCL, NVDR	16,789	43,705

PTT Exploration & Production PCL, NVDR	3,353	14,233

		174,422

Turkey–0.32%
Hektas Ticaret T.A.S.(a)	11,652	13,668

KOC Holding A.S.	11,417	45,787

Sasa Polyester Sanayi A.S.(a)	6,373	13,870

Turk Hava Yollari AO(a)	10,368	77,745

Turkiye Petrol Rafinerileri A.S.	4,727	14,475

Turkiye Sise ve Cam Fabrikalari A.S.	14,182	24,343

		189,888

United Arab Emirates–0.19%
Emaar Properties PJSC	23,638	41,492

International Holding Co. PJSC(a)	686	73,691

		115,183

United Kingdom–4.77%
3i Group PLC	9,597	238,334

abrdn PLC	28,937	80,304

Ashtead Group PLC	10	694

AstraZeneca PLC	2,231	319,564

Aviva PLC	14,317	72,158

BAE Systems PLC	5,914	69,779

BP PLC	44,736	262,101

British American Tobacco PLC	9,430	312,854

BT Group PLC	11,142	17,335

CNH Industrial N.V.	2,636	38,100

Coca-Cola Europacific Partners PLC	269	17,332

DCC PLC	1,502	83,955

Diageo PLC	3,626	155,541

Imperial Brands PLC	2,199	48,630

Informa PLC	7,604	70,094

J Sainsbury PLC	11,206	38,362

London Stock Exchange Group PLC	759	80,429

Man Group PLC	15,482	42,946

Marks & Spencer Group PLC(a)	682	1,669

National Grid PLC	5,382	71,118

Reckitt Benckiser Group PLC	199	14,945

	Shares	Value

United Kingdom–(continued)
RELX PLC	3,481	$116,051

Rolls-Royce Holdings PLC(a)	12,537	24,079

Smiths Group PLC	1,226	25,652

Tesco PLC	11,603	36,666

Unilever PLC	6,336	330,375

United Utilities Group PLC	197	2,406

Vodafone Group PLC	244,832	231,004

WPP PLC	3,452	36,084

		2,838,561

United States–3.85%
Atlassian Corp., Class A(a)	431	72,326

Experian PLC	199	7,647

Ferguson PLC	1,345	212,339

GSK PLC	8,228	145,345

Haleon PLC	5,670	23,334

Holcim AG	507	34,087

JBS S.A.	2,542	9,269

Nestle S.A.	4,458	536,407

Roche Holding AG	1,745	533,264

Sanofi	3,523	377,676

Spotify Technology S.A.(a)	396	63,578

Stellantis N.V.	14,041	247,160

Swiss Re AG	260	26,181

		2,288,613

Zambia–0.00%
First Quantum Minerals Ltd.	81	1,916

Total Common Stocks & Other Equity Interests (Cost $29,470,148)		31,290,244

	Principal
	Amount
Equity Linked Notes–34.07%
Canada–13.07%
Bank of Montreal (MSCI EAFE Index), 20.51%, 07/10/2023(b)	$1,188,000	1,199,164

Bank of Montreal (MSCI EAFE Index), 16.84%, 07/14/2023(b)	1,172,000	1,178,608

Canadian Imperial Bank of Commerce (MSCI EAFE Index), 21.50%, 07/28/2023(b)	1,183,000	1,167,908

Canadian Imperial Bank of Commerce (MSCI EAFE Index), 20.50%, 07/03/2023	1,211,000	1,220,542

Royal Bank of Canada (MSCI Emerging Markets Index), 25.00%, 07/11/2023(b)	1,006,000	1,017,734

Royal Bank of Canada (MSCI Emerging Markets Index), 22.00%, 07/18/2023(b)	1,009,000	997,399

Toronto-Dominion Bank (The) (MSCI Emerging Markets Index), 22.00%, 08/01/2023(b)	1,016,000	992,636

		7,773,991

France–3.90%
BNP Paribas Issuance B.V. (MSCI EAFE Index), 18.85%, 07/21/2023(b)	1,149,000	1,139,025

BNP Paribas Issuance B.V. (MSCI EAFE Index), 18.75%, 07/31/2023(b)	1,199,000	1,183,883

		2,322,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Advantage International Fund

	Principal Amount	Value

United Kingdom–6.40%
HSBC Bank PLC (MSCI EAFE Index), 23.62%, 07/07/2023(b)	$1,171,000	$1,181,514

HSBC Bank PLC (MSCI EAFE Index), 20.92%, 08/11/2023(b)	1,445,000	1,445,000

HSBC Holdings PLC (MSCI EAFE Index), 16.36%, 07/17/2023(b)	1,174,000	1,180,906

		3,807,420

United States–10.70%
Citigroup Global Markets Holdings, Inc. (MSCI EAFE Index), 18.85%, 08/07/2023(b)	1,144,000	1,127,447

Citigroup Global Markets Holdings, Inc. (MSCI Emerging Markets Index), 22.80%, 07/25/2023(b)	1,001,000	951,537

Goldman Sachs Group, Inc. (The) (MSCI EAFE Index), 16.20%, 08/04/2023(b)	1,157,000	1,143,906

Goldman Sachs Group, Inc. (The) (MSCI Emerging Markets Index), 16.01%, 07/05/2023(b)	992,000	1,003,646

Goldman Sachs International (MSCI Emerging Markets Index), 13.01%, 08/08/2023(b)	1,003,000	987,414

	Principal Amount	Value

United States–(continued)
J.P. Morgan Structured Products B.V. (MSCI EAFE Index), 17.51%, 07/24/2023(b)	$1,175,000	$1,152,239

		6,366,189

Total Equity Linked Notes (Cost $20,395,000)		20,270,508

	Shares
Money Market Funds–20.36%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)(e)	4,241,768	4,241,768

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)(e)	3,020,630	3,020,932

Invesco Treasury Portfolio, Institutional Class, 5.03%(d)(e)	4,847,735	4,847,735

Total Money Market Funds (Cost $12,109,581)		12,110,435

TOTAL INVESTMENTS IN SECURITIES–107.03% (Cost $61,974,729)		63,671,187

OTHER ASSETS LESS LIABILITIES–(7.03)%		(4,183,241)

NET ASSETS–100.00%		$59,487,946

Investment Abbreviations:

ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
CPO	– Certificates of Ordinary Participation
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
PC	– Participation Certificate

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2023 was $19,143,565, which represented 32.18% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended June 30, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value June 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,926,442	$19,456,157	$(19,140,831)	$-	$-	$4,241,768	$101,920
Invesco Liquid Assets Portfolio, Institutional Class	2,796,563	13,897,255	(13,672,023)	(470)	(393)	3,020,932	73,801
Invesco Treasury Portfolio, Institutional Class	4,487,362	22,235,608	(21,875,235)	-	-	4,847,735	116,272
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,120	11,569	(28,689)	-	-	-	134*
Invesco Private Prime Fund	41,740	11,892	(53,625)	(7)	-	-	361*
Total	$11,269,227	$55,612,481	$(54,770,403)	$(477)	$(393)	$12,110,435	$292,488

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Advantage International Fund

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2023

Financials	44.21%

Industrials	7.79

Health Care	5.58

Consumer Staples	5.38

Consumer Discretionary	4.98

Communication Services	4.82

Materials	4.45

Information Technology	3.98

Energy	3.76

Other Sectors, Each Less than 2% of Net Assets	1.72

Money Market Funds Plus Other Assets Less Liabilities	13.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Advantage International Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $49,865,148)	$51,560,752

Investments in affiliated money market funds, at value (Cost $12,109,581)	12,110,435

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	1,079

Cash	7,571

Foreign currencies, at value (Cost $214,458)	212,019

Receivable for:
Fund shares sold	22,144

Dividends	250,604

Interest	135,978

Investment for trustee deferred compensation and retirement plans	47,943

Other assets	47,210

Total assets	64,395,735

Liabilities:
Payable for:
Investments purchased	4,749,000

Fund shares reacquired	37,937

Accrued foreign taxes	303

Accrued fees to affiliates	33,717

Accrued other operating expenses	33,045

Trustee deferred compensation and retirement plans	53,787

Total liabilities	4,907,789

Net assets applicable to shares outstanding	$59,487,946

Net assets consist of:
Shares of beneficial interest	$70,479,176

Distributable earnings (loss)	(10,991,230)

$59,487,946

Net Assets:
Class A	$52,041,543

Class C	$885,652

Class R	$1,704,301

Class Y	$4,335,705

Class R5	$503,520

Class R6	$17,225

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,224,935

Class C	76,028

Class R	138,084

Class Y	351,143

Class R5	40,416

Class R6	1,384

Class A:
Net asset value per share	$12.32

Maximum offering price per share (Net asset value of $12.32 ÷ 94.50%)	$13.04

Class C:
Net asset value and offering price per share	$11.65

Class R:
Net asset value and offering price per share	$12.34

Class Y:
Net asset value and offering price per share	$12.35

Class R5:
Net asset value and offering price per share	$12.46

Class R6:
Net asset value and offering price per share	$12.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Advantage International Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Interest	$1,675,970

Dividends (net of foreign withholding taxes of $99,240)	735,031

Dividends from affiliated money market funds (includes net securities lending income of $25)	292,018

Total investment income	2,703,019

Expenses:
Advisory fees	220,229

Administrative services fees	4,234

Custodian fees	8,195

Distribution fees:
Class A	64,502

Class C	4,504

Class R	4,144

Transfer agent fees – A, C, R and Y	55,357

Transfer agent fees – R5	221

Transfer agent fees – R6	3

Trustees’ and officers’ fees and benefits	6,656

Registration and filing fees	39,042

Reports to shareholders	9,789

Professional services fees	61,238

Other	11,913

Total expenses	490,027

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(135,756)

Net expenses	354,271

Net investment income	2,348,748

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $ 441)	(348,876)

Affiliated investment securities	(393)

Foreign currencies	(2,910)

Forward foreign currency contracts	(2,080)

Futures contracts	118,845

(235,414)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $ 212)	2,316,985

Affiliated investment securities	(477)

Foreign currencies	(264)

Futures contracts	2,552

2,318,796

Net realized and unrealized gain	2,083,382

Net increase in net assets resulting from operations	$4,432,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Advantage International Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income	$2,348,748	$4,475,055

Net realized gain (loss)	(235,414)	(11,726,912)

Change in net unrealized appreciation (depreciation)	2,318,796	(1,314,338)

Net increase (decrease) in net assets resulting from operations	4,432,130	(8,566,195)

Distributions to shareholders from distributable earnings:
Class A	(2,072,580)	(3,964,473)

Class C	(32,908)	(66,117)

Class R	(64,664)	(109,626)

Class Y	(169,916)	(264,840)

Class R5	(20,439)	(43,278)

Class R6	(706)	(1,381)

Total distributions from distributable earnings	(2,361,213)	(4,449,715)

Share transactions–net:
Class A	(597,770)	(1,617,317)

Class C	(86,583)	(16,632)

Class R	51,351	268,141

Class Y	509,450	2,015,756

Class R5	(29,079)	(42,742)

Class R6	–	(1,077)

Net increase (decrease) in net assets resulting from share transactions	(152,631)	606,129

Net increase (decrease) in net assets	1,918,286	(12,409,781)

Net assets:
Beginning of period	57,569,660	69,979,441

End of period	$59,487,946	$57,569,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Income Advantage International Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/23	$11.89	$0.49		$ 0.43	$ 0.92	$(0.49)	$ -	$(0.49)	$12.32	7.83%	$52,042	1.21	%(d)	1.67	%(d)	8.00	%(d)	25%
Year ended 12/31/22	14.56	0.92		(2.68)	(1.76)	(0.91)	-	(0.91)	11.89	(12.16)	50,826	1.21		1.59		7.25		97
Year ended 12/31/21	13.02	0.48		1.45	1.93	(0.39)	-	(0.39)	14.56	14.84	64,112	1.43		1.55		3.33		115
Year ended 12/31/20	14.04	0.19		(0.95)	(0.76)	(0.21)	(0.05)	(0.26)	13.02	(5.16)	62,139	1.55		1.55		1.54		71
Year ended 12/31/19	12.23	0.29		1.81	2.10	(0.29)	-	(0.29)	14.04	17.26	74,917	1.59		1.59		2.19		103
Year ended 12/31/18	13.89	0.28	(e)	(1.70)	(1.42)	(0.24)	-	(0.24)	12.23	(10.39)	70,104	1.59		1.59		2.07	(e)	111
Class C
Six months ended 06/30/23	11.25	0.42		0.40	0.82	(0.42)	-	(0.42)	11.65	7.37	886	1.96	(d)	2.42	(d)	7.25	(d)	25
Year ended 12/31/22	13.76	0.78		(2.52)	(1.74)	(0.77)	-	(0.77)	11.25	(12.72)	939	1.96		2.34		6.50		97
Year ended 12/31/21	12.32	0.35		1.36	1.71	(0.27)	-	(0.27)	13.76	13.86	1,176	2.18		2.30		2.58		115
Year ended 12/31/20	13.27	0.09		(0.88)	(0.79)	(0.13)	(0.03)	(0.16)	12.32	(5.82)	1,302	2.30		2.30		0.79		71
Year ended 12/31/19	11.56	0.18		1.71	1.89	(0.18)	-	(0.18)	13.27	16.40	2,781	2.34		2.34		1.44		103
Year ended 12/31/18	13.13	0.17	(e)	(1.61)	(1.44)	(0.13)	-	(0.13)	11.56	(11.08)	6,782	2.34		2.34		1.32	(e)	111
Class R
Six months ended 06/30/23	11.92	0.47		0.43	0.90	(0.48)	-	(0.48)	12.34	7.60	1,704	1.46	(d)	1.92	(d)	7.75	(d)	25
Year ended 12/31/22	14.58	0.88		(2.66)	(1.78)	(0.88)	-	(0.88)	11.92	(12.28)	1,595	1.46		1.84		7.00		97
Year ended 12/31/21	13.04	0.45		1.44	1.89	(0.35)	-	(0.35)	14.58	14.55	1,655	1.68		1.80		3.08		115
Year ended 12/31/20	14.06	0.16		(0.95)	(0.79)	(0.18)	(0.05)	(0.23)	13.04	(5.41)	1,307	1.80		1.80		1.29		71
Year ended 12/31/19	12.25	0.26		1.81	2.07	(0.26)	-	(0.26)	14.06	16.95	1,818	1.84		1.84		1.94		103
Year ended 12/31/18	13.91	0.25	(e)	(1.71)	(1.46)	(0.20)	-	(0.20)	12.25	(10.60)	1,253	1.84		1.84		1.82	(e)	111
Class Y
Six months ended 06/30/23	11.92	0.50		0.44	0.94	(0.51)	-	(0.51)	12.35	7.96	4,336	0.96	(d)	1.42	(d)	8.25	(d)	25
Year ended 12/31/22	14.59	0.94		(2.66)	(1.72)	(0.95)	-	(0.95)	11.92	(11.90)	3,679	0.96		1.34		7.50		97
Year ended 12/31/21	13.05	0.52		1.45	1.97	(0.43)	-	(0.43)	14.59	15.10	2,335	1.18		1.30		3.58		115
Year ended 12/31/20	14.07	0.23		(0.96)	(0.73)	(0.23)	(0.06)	(0.29)	13.05	(4.89)	2,001	1.30		1.30		1.79		71
Year ended 12/31/19	12.26	0.33		1.80	2.13	(0.32)	-	(0.32)	14.07	17.52	2,910	1.34		1.34		2.44		103
Year ended 12/31/18	13.93	0.32	(e)	(1.72)	(1.40)	(0.27)	-	(0.27)	12.26	(10.21)	2,168	1.34		1.34		2.32	(e)	111
Class R5
Six months ended 06/30/23	12.03	0.51		0.43	0.94	(0.51)	-	(0.51)	12.46	7.92	504	0.96	(d)	1.32	(d)	8.25	(d)	25
Year ended 12/31/22	14.72	0.96		(2.69)	(1.73)	(0.96)	-	(0.96)	12.03	(11.87)	514	0.96		1.23		7.50		97
Year ended 12/31/21	13.17	0.53		1.46	1.99	(0.44)	-	(0.44)	14.72	15.15	679	1.10		1.16		3.66		115
Year ended 12/31/20	14.20	0.25		(0.97)	(0.72)	(0.25)	(0.06)	(0.31)	13.17	(4.74)	557	1.16		1.16		1.93		71
Year ended 12/31/19	12.38	0.35		1.83	2.18	(0.36)	-	(0.36)	14.20	17.69	594	1.17		1.17		2.61		103
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	-	(0.29)	12.38	(10.05)	502	1.21		1.21		2.45	(e)	111
Class R6
Six months ended 06/30/23	12.02	0.51		0.43	0.94	(0.51)	-	(0.51)	12.45	7.92	17	0.96	(d)	1.26	(d)	8.25	(d)	25
Year ended 12/31/22	14.71	0.96		(2.69)	(1.73)	(0.96)	-	(0.96)	12.02	(11.89)	17	0.95		1.18		7.51		97
Year ended 12/31/21	13.16	0.53		1.46	1.99	(0.44)	-	(0.44)	14.71	15.16	22	1.10		1.15		3.66		115
Year ended 12/31/20	14.21	0.24		(0.98)	(0.74)	(0.25)	(0.06)	(0.31)	13.16	(4.88)	19	1.16		1.16		1.93		71
Year ended 12/31/19	12.38	0.35		1.84	2.19	(0.36)	-	(0.36)	14.21	17.77	1,494	1.17		1.17		2.61		103
Year ended 12/31/18	14.06	0.34	(e)	(1.73)	(1.39)	(0.29)	-	(0.29)	12.38	(10.03)	1,483	1.20		1.20		2.46	(e)	111

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.23 and 1.73%, $0.12 and 0.98%, $0.20 and 1.48%, $0.27 and 1.98%, $0.29 and 2.11% and $0.29 and 2.12% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Income Advantage International Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Income Advantage International Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

16	Invesco Income Advantage International Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, the Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the

17	Invesco Income Advantage International Fund

borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.730%

Next $500 million	0.710%

Next $1.5 billion	0.690%

Next $2.5 billion	0.670%

Next $2.5 billion	0.650%

Next $2.5 billion	0.630%

Over $10 billion	0.610%

For the six months ended June 30, 2023, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the

18	Invesco Income Advantage International Fund

“Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to shares to 1.23%, 1.98%, 1.48%, 0.98%, 0.98% and 0.98% respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2023, the Adviser waived advisory fees of $77,921 and reimbursed class level expenses of $49,071, $857, $1,575, $3,853, $221 and $3 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $1,268 in front-end sales commissions from the sale of Class A shares and $2 and $5 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended June 30, 2023, the Fund incurred $761 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19	Invesco Income Advantage International Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$1,078,201	$–	$1,078,201

Austria	–	17,360	–	17,360

Belgium	–	505,894	–	505,894

Brazil	593,930	4,308	–	598,238

Canada	3,080,581	7,773,991	–	10,854,572

China	294,737	1,232,152	–	1,526,889

Denmark	–	1,083,415	–	1,083,415

Finland	–	111,703	–	111,703

France	–	5,006,659	–	5,006,659

Germany	–	2,297,880	–	2,297,880

Greece	–	209,166	–	209,166

Hong Kong	14,625	455,884	–	470,509

India	47,480	354,121	–	401,601

Indonesia	–	26,780	–	26,780

Ireland	52,531	409,709	–	462,240

Israel	8,040	3,508	–	11,548

Italy	–	359,651	–	359,651

Japan	–	4,616,565	–	4,616,565

Luxembourg	–	116,443	–	116,443

Malaysia	–	27,278	–	27,278

Mexico	175,181	–	–	175,181

Netherlands	–	1,212,175	–	1,212,175

New Zealand	–	71,654	–	71,654

Norway	–	97,723	–	97,723

Philippines	–	41,837	–	41,837

Poland	–	23,111	–	23,111

Portugal	–	3,612	–	3,612

Russia	–	–	2,062	2,062

Singapore	–	981	–	981

South Africa	–	391,331	–	391,331

South Korea	–	1,047,477	–	1,047,477

Spain	–	748,856	–	748,856

Sweden	–	310,932	–	310,932

Switzerland	–	966,959	–966,959

Taiwan	–	902,077	–	902,077

Thailand	–	174,422	–	174,422

Turkey	–	189,888	–	189,888

United Arab Emirates	–	115,183	–	115,183

United Kingdom	17,332	6,628,649	–	6,645,981

United States	145,173	8,509,629	–	8,654,802

Zambia	1,916	–	–	1,916

Money Market Funds	12,110,435	–	–	12,110,435

Total Investments	$16,541,961	$47,127,164	$2,062	$63,671,187

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

20	Invesco Income Advantage International Fund

Effect of Derivative Investments for the six months ended June 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(2,080)	$-	$(2,080)

Futures contracts	-	118,845	118,845

Change in Net Unrealized Appreciation:
Futures contracts	-	2,552	2,552

Total	$(2,080)	$121,397	$119,317

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$61,679	$1,048,250

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,255.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$10,779,572	$1,255,168	$12,034,740

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $7,674,825 and $8,861,205, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,385,644

Aggregate unrealized (depreciation) of investments	(1,490,536)

Net unrealized appreciation of investments	$895,108

Cost of investments for tax purposes is $62,776,079.

21	Invesco Income Advantage International Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	47,272	$ 575,963	112,648	$ 1,482,722

Class C	2,204	25,577	15,946	190,876

Class R	8,296	101,118	19,730	262,615

Class Y	44,123	529,418	159,553	2,150,970

Class R5	431	5,334	2,853	35,376

Issued as reinvestment of dividends:
Class A	153,677	1,880,675	288,224	3,605,512

Class C	2,610	30,215	5,157	60,985

Class R	5,273	64,664	8,788	109,606

Class Y	13,141	161,134	19,956	246,887

Class R5	1,651	20,439	3,418	43,278

Class R6	-	-	4	58

Automatic conversion of Class C shares to Class A shares:
Class A	7,045	86,359	11,730	144,450

Class C	(7,450)	(86,359)	(12,403)	(144,450)

Reacquired:
Class A	(256,350)	(3,140,767)	(543,804)	(6,850,001)

Class C	(4,836)	(56,016)	(10,617)	(124,043)

Class R	(9,348)	(114,431)	(8,171)	(104,080)

Class Y	(14,709)	(181,102)	(30,933)	(382,101)

Class R5	(4,374)	(54,852)	(9,713)	(121,396)

Class R6	-	-	(95)	(1,135)

Net increase (decrease) in share activity	(11,344)	$ (152,631)	32,271	$ 606,129

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22	Invesco Income Advantage International Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,078.30	$6.24	$1,018.79	$6.06	1.21%
Class C	1,000.00	1,073.70	10.08	1,015.08	9.79	1.96
Class R	1,000.00	1,076.00	7.52	1,017.55	7.30	1.46
Class Y	1,000.00	1,079.60	4.95	1,020.03	4.81	0.96
Class R5	1,000.00	1,079.20	4.95	1,020.03	4.81	0.96
Class R6	1,000.00	1,079.20	4.95	1,020.03	4.81	0.96

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23	Invesco Income Advantage International Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Advantage International Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex-USA Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered

24	Invesco Income Advantage International Fund

that the Fund had changed its name, investment strategy and index against which future performance will be compared on July 15, 2021, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective July 15, 2021 in connection with the Fund’s repositioning. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Income Advantage International Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	GLVEY-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Income Allocation Fund

Nasdaq:

A: ALAAX ∎ C: CLIAX ∎ R: RLIAX ∎ Y: ALAYX ∎ R5: ILAAX ∎ R6: IIASX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.88%
Class C Shares	2.49
Class R Shares	2.65
Class Y Shares	2.91
Class R5 Shares	3.01
Class R6 Shares	3.05
S&P 500 Index▼ (Broad Market Index)	16.89
Custom Invesco Income Allocation Index∎ (Style-Specific Index)	6.21
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦(Peer Group Index)	4.62
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Custom Invesco Income Allocation Index is composed of the following indexes: S&P 500®, MSCI EAFE®, FTSE NAREIT Equity REITs and Bloomberg U.S. Universal. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective. The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for nonresident investors. The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs). The Bloomberg U.S. Universal Index is considered representative of US dollar-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

  The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Income Allocation Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	4.18%
10 Years	3.24
5 Years	1.16
1 Year	-3.17

Class C Shares
Inception (10/31/05)	4.16%
10 Years	3.19
5 Years	1.55
1 Year	0.70

Class R Shares
Inception (10/31/05)	4.25%
10 Years	3.56
5 Years	2.06
1 Year	2.10

Class Y Shares
Inception (10/3/08)	5.31%
10 Years	4.08
5 Years	2.55
1 Year	2.61

Class R5 Shares
Inception (10/31/05)	4.77%
10 Years	4.07
5 Years	2.56
1 Year	2.63

Class R6 Shares
10 Years	3.98%
5 Years	2.58
1 Year	2.80

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Income Allocation Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Income Allocation Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco Income Allocation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.96%

	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/23	Value 06/30/23

Alternative Funds–13.99%
Invesco Global Real Estate Income Fund, Class R6	3.99%	$31,171,300	$237,545	$(15,491,715)	$1,387,624	$(876,736)	$237,545	2,087,423	$16,428,018

Invesco Multi-Asset Income Fund, Class R6	10.00%	42,725,008	1,515,061	(4,380,677)	2,857,258	(1,490,665)	1,515,061	5,271,865	41,225,985

Total Alternative Funds		73,896,308	1,752,606	(19,872,392)	4,244,882	(2,367,401)	1,752,606		57,654,003

Domestic Equity Funds–11.32%
Invesco Dividend Income Fund, Class R6	3.54%	24,720,742	206,446	(10,236,214)	(2,330,952)	2,204,569	206,446	590,616	14,564,591

Invesco S&P 500® Enhanced Value ETF	–	24,570,839	1,527,710	(25,212,810)	(7,883,406)	6,997,667	224,664	–	–

Invesco S&P 500® High Dividend Low Volatility ETF(a)	4.27%	29,855,418	1,145,516	(11,648,452)	(3,674,158)	1,900,554	492,976	425,124	17,578,878

Invesco S&P 500® Pure Value ETF	3.51%	–	14,904,781	(1,188,053)	709,349	49,871	92,947	186,666	14,475,948

Total Domestic Equity Funds		79,146,999	17,784,453	(48,285,529)	(13,179,167)	11,152,661	1,017,033		46,619,417

Fixed Income Funds–62.59%
Invesco 1-30 Laddered Treasury ETF	9.65%	40,766,577	1,565,972	(3,236,433)	977,062	(315,693)	490,917	1,362,958	39,757,485

Invesco Core Plus Bond Fund, Class R6	9.95%	42,967,487	1,237,899	(2,959,535)	248,727	(483,135)	973,273	4,526,649	41,011,443

Invesco Corporate Bond Fund, Class R6	12.73%	31,028,803	23,784,100	(2,373,455)	333,217	(329,139)	1,062,621	8,555,224	52,443,526

Invesco Floating Rate ESG Fund, Class R6	0.55%	–	2,290,262	–	–	–	5,266	338,296	2,290,262

Invesco Fundamental High Yield® Corporate Bond ETF	–	29,791,436	–	(29,805,458)	3,161,814	(3,147,792)	293,318	–	–

Invesco High Yield Fund, Class R6	10.01%	–	42,606,146	(1,602,038)	240,565	3,069	702,799	12,060,742	41,247,742

Invesco Income Fund, Class R6	8.21%	26,756,383	9,273,267	(1,963,815)	(123,296)	(122,028)	885,412	4,959,019	33,820,511

Invesco International Bond Fund, Class R6	2.98%	12,755,094	475,292	(1,076,263)	298,896	(175,544)	279,246	2,828,911	12,277,475

Invesco Master Loan Fund, Class R6	5.03%	24,248,411	1,113,342	(4,421,405)	(242,496)	13,557	1,101,206	1,380,475	20,711,409

Invesco Taxable Municipal Bond ETF(a)	3.48%	22,312,321	310,439	(9,016,831)	2,462,879	(1,730,401)	333,239	540,053	14,338,407

Total Fixed Income Funds		230,626,512	82,656,719	(56,455,233)	7,357,368	(6,287,106)	6,127,297		257,898,260

Foreign Equity Funds–11.75%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	3.95%	–	16,892,985	(1,474,249)	804,599	71,608	234,957	362,432	16,294,943

Invesco RAFI™ Strategic Developed ex-US ETF	–	21,370,246	–	(21,993,094)	1,799,990	(1,177,142)	–	–	–

Invesco S&P International Developed Low Volatility ETF	3.91%	22,570,077	–	(6,811,214)	904,596	(556,333)	426,561	588,926	16,107,126

iShares Global Infrastructure ETF(b)	3.89%	–	16,786,811	(988,581)	181,010	31,414	230,331	341,015	16,010,654

Total Foreign Equity Funds		43,940,323	33,679,796	(31,267,138)	3,690,195	(1,630,453)	891,849		48,412,723

Money Market Funds–0.31%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(c)	0.11%	11	26,119,739	(25,676,070)	–	–	14,278	443,680	443,680

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(c)	0.08%	–	18,656,956	(18,339,908)	–	(188)	9,591	316,828	316,860

Invesco Treasury Portfolio, Institutional Class, 5.03%(c)	0.12%	12	29,851,130	(29,344,079)	–	–	14,924	507,063	507,063

Total Money Market Funds		23	74,627,825	(73,360,057)	–	(188)	38,793		1,267,603

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $425,698,543)	99.96%	427,610,165	210,501,399	(229,240,349)	2,113,278	867,513	9,827,578		411,852,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Income Allocation Fund

Invesco Income Allocation Fund (continued)

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.96%

	%of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 06/30/23	Value 06/30/23

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.23%
Invesco Private Government Fund, 5.10%(c)(d)	0.90%	$2,073,105	$34,159,428	$(32,502,691)	$–	$–	$60,600	(e)	3,729,842	$3,729,842

Invesco Private Prime Fund, 5.23%(c)(d)	2.33%	5,330,842	79,815,526	(75,554,987)	(745)	386	166,829	(e)	9,591,982	9,591,022

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,321,155)	3.23%	7,403,947	113,974,954	(108,057,678)	(745)	386	227,429			13,320,864

TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $439,019,698)	103.19%	$435,014,112	$324,476,353	$(337,298,027)	$2,112,533	$867,899	$10,055,007			$425,172,870

OTHER ASSETS LESS LIABILITIES	(3.19)%									(13,129,450)

NET ASSETS	100.00%									$412,043,420

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at June 30, 2023.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(e)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

Portfolio Composition*

By fund type, based on total investments

as of June 30, 2023

Fixed Income Funds	60.66%
Equity Funds	22.35
Alternative Funds	13.56
Money Market Funds	3.43

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Income Allocation Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in affiliated underlying funds, at value (Cost $423,190,054)*	$409,162,216

Investments in unaffiliated underlying funds, at value (Cost $15,829,644)	16,010,654

Receivable for:
Fund shares sold	877,715

Dividends - affiliated underlying funds	1,090,162

Investment for trustee deferred compensation and retirement plans	32,824

Other assets	57,985

Total assets	427,231,556

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	1,106,051

Fund shares reacquired	481,420

Collateral upon return of securities loaned	13,321,155

Accrued fees to affiliates	200,675

Accrued other operating expenses	39,841

Trustee deferred compensation and retirement plans	38,994

Total liabilities	15,188,136

Net assets applicable to shares outstanding	$412,043,420

Net assets consist of:
Shares of beneficial interest	$456,185,474

Distributable earnings (loss)	(44,142,054)

$412,043,420

Net Assets:
Class A	$356,433,443

Class C	$ 24,919,041

Class R	$ 3,847,419

Class Y	$ 26,374,802

Class R5	$ 62,584

Class R6	$ 406,131

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	34,890,908

Class C	2,436,190

Class R	376,363

Class Y	2,582,167

Class R5	6,128

Class R6	39,769

Class A:
Net asset value per share	$ 10.22

Maximum offering price per share (Net asset value of $10.22 ÷ 94.50%)	$ 10.81

Class C:
Net asset value and offering price per share	$ 10.23

Class R:
Net asset value and offering price per share	$ 10.22

Class Y:
Net asset value and offering price per share	$ 10.21

Class R5:
Net asset value and offering price per share	$ 10.21

Class R6:
Net asset value and offering price per share	$ 10.21

*	At June 30, 2023, securities with an aggregate value of $13,101,065 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Income Allocation Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Dividends from affiliated underlying funds (includes net securities lending income of $41,212)	$ 9,638,459

Dividends from unaffiliated underlying funds	230,331

Interest	80,516

Total investment income	9,949,306

Expenses:
Administrative services fees	32,004

Custodian fees	1,877

Distribution fees:
Class A	454,771

Class C	138,838

Class R	9,084

Transfer agent fees – A, C, R and Y	226,673

Transfer agent fees – R5	36

Transfer agent fees – R6	46

Trustees’ and officers’ fees and benefits	7,840

Registration and filing fees	53,460

Reports to shareholders	21,007

Professional services fees	21,524

Other	7,933

Total expenses	975,093

Less: Expense offset arrangement(s)	(2,053)

Net expenses	973,040

Net investment income	8,976,266

Realized and unrealized gain from:
Net realized gain from:
Affiliated underlying fund shares	836,485

Unaffiliated underlying fund shares	31,414

867,899

Change in net unrealized appreciation of:
Affiliated underlying fund shares	1,931,523

Unaffiliated underlying fund shares	181,010

2,112,533

Net realized and unrealized gain	2,980,432

Net increase in net assets resulting from operations	$11,956,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30,	December 31,
	2023	2022

Operations:
Net investment income	$8,976,266	$15,637,345

Net realized gain (loss)	867,899	(7,372,451)

Change in net unrealized appreciation (depreciation)	2,112,533	(72,982,115)

Net increase (decrease) in net assets resulting from operations	11,956,698	(64,717,221)

Distributions to shareholders from distributable earnings:
Class A	(6,047,329)	(13,588,812)

Class C	(355,779)	(966,467)

Class R	(56,246)	(130,234)

Class Y	(494,242)	(1,287,015)

Class R5	(1,346)	(4,154)

Class R6	(6,040)	(5,592)

Total distributions from distributable earnings	(6,960,982)	(15,982,274)

Share transactions–net:
Class A	(14,081,127)	(24,462,024)

Class C	(5,024,896)	(10,376,817)

Class R	337,649	(929,219)

Class Y	(2,184,492)	(13,917,530)

Class R5	(32,020)	(21,428)

Class R6	63,901	220,424

Net increase (decrease) in net assets resulting from share transactions	(20,920,985)	(49,486,594)

Net increase (decrease) in net assets	(15,925,269)	(130,186,089)

Net assets:
Beginning of period	427,968,689	558,154,778

End of period	$412,043,420	$427,968,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Allocation Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/23	$10.10	$0.22	$ 0.07	$ 0.29	$(0.17)	$ –	$(0.17)	$10.22	2.88%	$356,433	0.43	%(e)	0.43	%(e)	4.27	%(e)	32%
Year ended 12/31/22	11.84	0.35	(1.73)	(1.38)	(0.36)	–	(0.36)	10.10	(11.78)	366,254	0.37		0.43		3.25		30
Year ended 12/31/21	11.37	0.34	0.51	0.85	(0.38)	–	(0.38)	11.84	7.56	458,085	0.25		0.42		2.90		16
Year ended 12/31/20	11.60	0.40	(0.17)	0.23	(0.46)	(0.00)	(0.46)	11.37	2.33	414,703	0.25		0.43		3.65		66
Year ended 12/31/19	10.76	0.49	1.12	1.61	(0.53)	(0.24)	(0.77)	11.60	15.19	434,337	0.25		0.44		4.28		14
Year ended 12/31/18	11.70	0.44	(0.96)	(0.52)	(0.42)	–	(0.42)	10.76	(4.53)	323,945	0.25		0.45		3.86		20
Class C
Six months ended 06/30/23	10.11	0.18	0.07	0.25	(0.13)	–	(0.13)	10.23	2.49	24,919	1.18	(e)	1.18	(e)	3.52	(e)	32
Year ended 12/31/22	11.85	0.27	(1.73)	(1.46)	(0.28)	–	(0.28)	10.11	(12.43)	29,588	1.12		1.18		2.50		30
Year ended 12/31/21	11.38	0.25	0.51	0.76	(0.29)	–	(0.29)	11.85	6.76	46,368	1.00		1.17		2.15		16
Year ended 12/31/20	11.61	0.31	(0.16)	0.15	(0.38)	(0.00)	(0.38)	11.38	1.56	57,434	1.00		1.18		2.90		66
Year ended 12/31/19	10.78	0.41	1.10	1.51	(0.44)	(0.24)	(0.68)	11.61	14.22	78,374	1.00		1.19		3.53		14
Year ended 12/31/18	11.71	0.35	(0.94)	(0.59)	(0.34)	–	(0.34)	10.78	(5.15)	110,370	1.00		1.20		3.11		20
Class R
Six months ended 06/30/23	10.11	0.21	0.06	0.27	(0.16)	–	(0.16)	10.22	2.65	3,847	0.68	(e)	0.68	(e)	4.02	(e)	32
Year ended 12/31/22	11.84	0.32	(1.72)	(1.40)	(0.33)	–	(0.33)	10.11	(11.91)	3,470	0.62		0.68		3.00		30
Year ended 12/31/21	11.38	0.31	0.50	0.81	(0.35)	–	(0.35)	11.84	7.20	5,115	0.50		0.67		2.65		16
Year ended 12/31/20	11.60	0.37	(0.16)	0.21	(0.43)	(0.00)	(0.43)	11.38	2.17	4,975	0.50		0.68		3.40		66
Year ended 12/31/19	10.77	0.46	1.11	1.57	(0.50)	(0.24)	(0.74)	11.60	14.80	6,847	0.50		0.69		4.03		14
Year ended 12/31/18	11.70	0.40	(0.94)	(0.54)	(0.39)	–	(0.39)	10.77	(4.68)	8,601	0.50		0.70		3.61		20
Class Y
Six months ended 06/30/23	10.10	0.23	0.06	0.29	(0.18)	–	(0.18)	10.21	2.91	26,375	0.18	(e)	0.18	(e)	4.52	(e)	32
Year ended 12/31/22	11.83	0.38	(1.73)	(1.35)	(0.38)	–	(0.38)	10.10	(11.48)	28,227	0.12		0.18		3.50		30
Year ended 12/31/21	11.37	0.37	0.50	0.87	(0.41)	–	(0.41)	11.83	7.74	48,311	0.00		0.17		3.15		16
Year ended 12/31/20	11.60	0.42	(0.16)	0.26	(0.49)	(0.00)	(0.49)	11.37	2.59	49,435	0.00		0.18		3.90		66
Year ended 12/31/19	10.76	0.52	1.11	1.63	(0.55)	(0.24)	(0.79)	11.60	15.48	70,139	0.00		0.19		4.53		14
Year ended 12/31/18	11.70	0.47	(0.96)	(0.49)	(0.45)	–	(0.45)	10.76	(4.29)	57,009	0.00		0.20		4.11		20
Class R5
Six months ended 06/30/23	10.09	0.23	0.07	0.30	(0.18)	–	(0.18)	10.21	3.01	63	0.17	(e)	0.17	(e)	4.53	(e)	32
Year ended 12/31/22	11.83	0.38	(1.73)	(1.35)	(0.39)	–	(0.39)	10.09	(11.55)	93	0.11		0.16		3.51		30
Year ended 12/31/21	11.37	0.37	0.50	0.87	(0.41)	–	(0.41)	11.83	7.74	136	0.00		0.16		3.15		16
Year ended 12/31/20	11.60	0.42	(0.16)	0.26	(0.49)	(0.00)	(0.49)	11.37	2.59	367	0.00		0.16		3.90		66
Year ended 12/31/19	10.77	0.52	1.10	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	1,712	0.00		0.16		4.53		14
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	–	(0.45)	10.77	(4.20)	1,807	0.00		0.18		4.11		20
Class R6
Six months ended 06/30/23	10.09	0.23	0.08	0.31	(0.19)	–	(0.19)	10.21	3.05	406	0.10	(e)	0.10	(e)	4.60	(e)	32
Year ended 12/31/22	11.83	0.38	(1.73)	(1.35)	(0.39)	–	(0.39)	10.09	(11.51)	337	0.06		0.09		3.56		30
Year ended 12/31/21	11.36	0.37	0.51	0.88	(0.41)	–	(0.41)	11.83	7.83	139	0.00		0.12		3.15		16
Year ended 12/31/20	11.60	0.45	(0.20)	0.25	(0.49)	(0.00)	(0.49)	11.36	2.50	10	0.00		0.14		3.90		66
Year ended 12/31/19	10.77	0.53	1.09	1.62	(0.55)	(0.24)	(0.79)	11.60	15.37	187	0.00		0.13		4.53		14
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	–	(0.45)	10.77	(4.20)	145	0.00		0.15		4.11		20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.42%, 0.42%, 0.45%, 0.51%, 0.52% and 0.56% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Allocation Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

    A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

    Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

    Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

    Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

    Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

11	Invesco Income Allocation Fund

    Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

    The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

    The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

    Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for

12	Invesco Income Allocation Fund

return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

    The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $3,992 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Other Risks - Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2023, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. The Adviser did not reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $12,864 in front-end sales commissions from the sale of Class A shares and $12,061 and $26 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s

13	Invesco Income Allocation Fund

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$394,573,749	$ –	$–	$394,573,749

Unaffiliated Issuers	16,010,654	–	–	16,010,654

Money Market Funds	1,267,603	13,320,864	–	14,588,467

Total Investments	$411,852,006	$13,320,864	$–	$425,172,870

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,053.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,822,310	$17,700,842	$24,523,152

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $135,873,574 and $155,880,292, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$12,701,969

Aggregate unrealized (depreciation) of investments	(35,170,987)

Net unrealized appreciation (depreciation) of investments	$(22,469,018)

    Cost of investments for tax purposes is $447,641,888.

14	Invesco Income Allocation Fund

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,979,563	$20,376,367	7,103,803	$76,464,730

Class C	67,307	695,691	222,019	2,404,896

Class R	50,630	521,437	100,775	1,094,491

Class Y	245,492	2,525,370	625,101	6,744,550

Class R5	105	1,108	6,743	77,809

Class R6	9,268	94,567	28,699	292,417

Issued as reinvestment of dividends:
Class A	486,332	4,980,700	1,054,439	11,167,729

Class C	28,094	288,267	73,472	780,705

Class R	5,491	56,247	11,994	127,241

Class Y	27,650	283,099	70,588	752,844

Class R5	111	1,136	348	3,713

Class R6	574	5,876	500	5,250

Automatic conversion of Class C shares to Class A shares:
Class A	142,541	1,455,105	247,882	2,658,020

Class C	(142,368)	(1,455,105)	(247,606)	(2,658,020)

Reacquired:
Class A	(3,986,083)	(40,893,299)	(10,839,541)	(114,752,503)

Class C	(443,182)	(4,553,749)	(1,034,470)	(10,904,398)

Class R	(23,128)	(240,035)	(201,243)	(2,150,951)

Class Y	(486,489)	(4,992,961)	(1,982,322)	(21,414,924)

Class R5	(3,297)	(34,264)	(9,343)	(102,950)

Class R6	(3,470)	(36,542)	(7,583)	(77,243)

Net increase (decrease) in share activity	(2,044,859)	$(20,920,985)	(4,775,745)	$(49,486,594)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15	Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,028.80	$2.16	$1,022.66	$2.16	0.43%
Class C	1,000.00	1,024.90	5.92	1,018.94	5.91	1.18
Class R	1,000.00	1,026.50	3.42	1,021.42	3.41	0.68
Class Y	1,000.00	1,029.10	0.91	1,023.90	0.90	0.18
Class R5	1,000.00	1,030.10	0.86	1,023.95	0.85	0.17
Class R6	1,000.00	1,030.50	0.50	1,024.30	0.50	0.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16	Invesco Income Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Income Allocation Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fifth quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for

17	Invesco Income Allocation Fund

the three and five year periods. The Board considered that the Fund underwent a change in investment process in 2020 and recently underwent a change in portfolio management in March 2023. The Board considered that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its exposure to certain segments of the equity market as well alternative strategies, negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

18	Invesco Income Allocation Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	INCAL-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco International Diversified Fund

Nasdaq:

A: OIDAX ∎ C: OIDCX ∎ R: OIDNX ∎ Y: OIDYX ∎ R5: INDFX ∎ R6: OIDIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
6	Financial Statements
9	Financial Highlights
10	Notes to Financial Statements
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.63%
Class C Shares	11.20
Class R Shares	11.48
Class Y Shares	11.72
Class R5 Shares	11.79
Class R6 Shares	11.79
MSCI All Country World ex USA Index▼	9.47
Source(s): ▼RIMES Technologies Corp.

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco International Diversified Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (9/27/05)	5.25%
10 Years	4.55
5 Years	1.14
1 Year	8.18

Class C Shares
Inception (9/27/05)	5.23%
10 Years	4.52
5 Years	1.52
1 Year	12.58

Class R Shares
Inception (9/27/05)	5.29%
10 Years	4.87
5 Years	2.03
1 Year	14.14

Class Y Shares
Inception (9/27/05)	5.89%
10 Years	5.41
5 Years	2.55
1 Year	14.67

Class R5 Shares
10 Years	5.30%
5 Years	2.59
1 Year	14.75

Class R6 Shares
Inception (8/28/12)	6.68%
10 Years	5.62
5 Years	2.70
1 Year	14.88

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Diversified Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Diversified Fund. The Fund was subsequently renamed the Invesco International Diversified Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco International Diversified Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco International Diversified Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco International Diversified Fund

Schedule of Investments in Affiliated Issuers–99.52%(a)

	% of
	Net				Change in
	Assets	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	06/30/23	12/31/22	at Cost	from Sales	Appreciation	Gain	Income	06/30/23	06/30/23
Foreign Equity Funds–99.52%
Invesco Developing Markets Fund, Class R6	19.72%	$ 466,673,274	$13,400,643	$ (81,599,422)	$ 45,033,337	$ 5,377,926	$–	11,569,221	$ 448,885,758
Invesco International Equity Fund, Class R6	25.16%	583,517,330	–	(85,437,971)	70,311,630	4,259,123	–	25,806,675	572,650,112
Invesco International Small-Mid Company Fund, Class R6	29.45%	707,750,993	4,399,765	(96,832,783)	48,847,280	6,069,387	–	15,916,282	670,234,642
Invesco Oppenheimer International Growth Fund, Class R6	25.19%	583,012,390	1,666,373	(97,396,495)	67,148,128	19,035,764	–	15,004,347	573,466,160
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,496,129,474)	99.52%	$2,340,953,987	$19,466,781	$(361,266,671)	$231,340,375	$34,742,200	$–		$2,265,236,672
OTHER ASSETS LESS LIABILITIES	0.48%								10,984,862
NET ASSETS	100.00%								$2,276,221,534

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.

Portfolio Composition

% of total investments as of June 30, 2023

Invesco International Small-Mid Company Fund, Class R6	29.59%
Invesco Oppenheimer International Growth Fund, Class R6	25.31
Invesco International Equity Fund, Class R6	25.28
Invesco Developing Markets Fund, Class R6	19.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco International Diversified Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:

Investments in affiliated underlying funds, at value (Cost $1,496,129,474)	$2,265,236,672
Cash	12,397,903
Receivable for:
Interest	60
Fund shares sold	2,302,980
Investment for trustee deferred compensation and retirement plans	164,032
Other assets	111,129
Total assets	2,280,212,776

Liabilities:
Payable for:
Fund shares reacquired	2,862,067
Accrued fees to affiliates	829,768
Accrued trustees’ and officers’ fees and benefits	19,681
Accrued other operating expenses	98,786
Trustee deferred compensation and retirement plans	180,940
Total liabilities	3,991,242
Net assets applicable to shares outstanding	$2,276,221,534

Net assets consist of:
Shares of beneficial interest	$1,711,212,568
Distributable earnings	565,008,966
$2,276,221,534

Net Assets:
Class A	$877,635,087

Class C	$80,267,045

Class R	$127,197,464

Class Y	$863,053,393

Class R5	$31,049

Class R6	$328,037,496

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	56,088,863

Class C	5,497,229

Class R	8,339,667

Class Y	54,209,983

Class R5	1,973

Class R6	20,480,972

Class A:
Net asset value per share	$15.65

Maximum offering price per share (Net asset value of $15.65 ÷ 94.50%)	$16.56

Class C:
Net asset value and offering price per share	$14.60

Class R:
Net asset value and offering price per share	$15.25

Class Y:
Net asset value and offering price per share	$15.92

Class R5:
Net asset value and offering price per share	$15.74

Class R6:
Net asset value and offering price per share	$16.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco International Diversified Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Expenses:

Custodian fees	$4,084

Distribution fees:
Class A	1,077,985

Class C	416,984

Class R	319,815

Transfer agent fees – A, C, R and Y	1,264,333

Transfer agent fees – R5	15

Transfer agent fees – R6	57,946

Trustees’ and officers’ fees and benefits	19,063

Registration and filing fees	74,242

Reports to shareholders	103,209

Professional services fees	34,501

Other	(9,612)

Total expenses	3,362,565

Less: Expense offset arrangement(s)	(31,147)

Net expenses	3,331,418

Net investment income (loss)	(3,331,418)

Realized and unrealized gain from:
Net realized gain from affiliated underlying fund shares	34,742,200

Change in net unrealized appreciation of affiliated underlying fund shares	231,340,375

Net realized and unrealized gain	266,082,575

Net increase in net assets resulting from operations	$262,751,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco International Diversified Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30,	December 31,
	2023	2022

Operations:
Net investment income (loss)	$(3,331,418)	$12,137,177

Net realized gain (loss)	34,742,200	(127,879,473)

Change in net unrealized appreciation (depreciation)	231,340,375	(946,231,538)

Net increase (decrease) in net assets resulting from operations	262,751,157	(1,061,973,834)

Distributions to shareholders from distributable earnings:
Class A	–	(109,807,177)

Class C	–	(11,734,501)

Class R	–	(16,350,183)

Class Y	–	(116,865,722)

Class R5	–	(3,778)

Class R6	–	(57,455,724)

Total distributions from distributable earnings	–	(312,217,085)

Share transactions–net:
Class A	(55,989,784)	(55,551,595)

Class C	(11,308,360)	(29,672,442)

Class R	(10,645,862)	6,282,249

Class Y	(106,640,517)	(393,070,728)

Class R5	–	(25,327)

Class R6	(146,523,946)	(126,965,668)

Net increase (decrease) in net assets resulting from share transactions	(331,108,469)	(599,003,511)

Net increase (decrease) in net assets	(68,357,312)	(1,973,194,430)

Net assets:
Beginning of period	2,344,578,846	4,317,773,276

End of period	$2,276,221,534	$2,344,578,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco International Diversified Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Six months ended 06/30/23	$14.02	$(0.03)	$ 1.66	$ 1.63	$ –	$ –	$ –	$15.65	11.63%	$ 877,635	0.40	%(f)	0.40	%(f)	(0.40	)%(f)	1%
Year ended 12/31/22	21.53	0.05	(5.49)	(5.44)	(0.06)	(2.01)	(2.07)	14.02	(25.32)	838,141	0.44		0.44		0.26		15
Year ended 12/31/21	22.41	0.06	0.77	0.83	(0.11)	(1.60)	(1.71)	21.53	3.89	1,337,605	0.42		0.42		0.26		20
Year ended 12/31/20	18.88	(0.01)	3.79	3.78	(0.19)	(0.06)	(0.25)	22.41	20.56	1,403,095	0.44		0.44		(0.04)		12
Eight months ended 12/31/19	18.00	0.14	1.14	1.28	(0.18)	(0.22)	(0.40)	18.88	7.16	1,279,901	0.44	(f)	0.44	(f)	1.16	(f)	5
Year ended 04/30/19	18.47	0.13	(0.47)	(0.34)	(0.13)	–	(0.13)	18.00	(1.73)	1,226,049	0.45		0.45		0.76		7
Year ended 04/30/18	15.75	0.08	2.71	2.79	(0.07)	–	(0.07)	18.47	17.73	1,406,336	0.47		0.48		0.48		30
Class C
Six months ended 06/30/23	13.13	(0.08)	1.55	1.47	–	–	–	14.60	11.20	80,267	1.15	(f)	1.15	(f)	(1.15	)(f)	1
Year ended 12/31/22	20.49	(0.08)	(5.21)	(5.29)	(0.06)	(2.01)	(2.07)	13.13	(25.88)	82,628	1.19		1.19		(0.49)		15
Year ended 12/31/21	21.46	(0.11)	0.74	0.63	–	(1.60)	(1.60)	20.49	3.11	164,886	1.17		1.17		(0.49)		20
Year ended 12/31/20	18.24	(0.14)	3.61	3.47	(0.19)	(0.06)	(0.25)	21.46	19.58	211,223	1.19		1.19		(0.79)		12
Eight months ended 12/31/19	17.48	0.05	1.11	1.16	(0.18)	(0.22)	(0.40)	18.24	6.68	282,376	1.19	(f)	1.19	(f)	0.40	(f)	5
Year ended 04/30/19	17.92	0.00	(0.44)	(0.44)	–	–	–	17.48	(2.46)	417,155	1.20		1.20		0.01		7
Year ended 04/30/18	15.34	(0.05)	2.63	2.58	–	–	–	17.92	16.82	480,204	1.22		1.23		(0.27)		30
Class R
Six months ended 06/30/23	13.68	(0.05)	1.62	1.57	–	–	–	15.25	11.48	127,197	0.65	(f)	0.65	(f)	(0.65	)(f)	1
Year ended 12/31/22	21.13	0.00	(5.38)	(5.38)	(0.06)	(2.01)	(2.07)	13.68	(25.52)	123,943	0.69		0.69		0.01		15
Year ended 12/31/21	22.02	0.00	0.76	0.76	(0.05)	(1.60)	(1.65)	21.13	3.62	179,362	0.67		0.67		0.01		20
Year ended 12/31/20	18.61	(0.05)	3.71	3.66	(0.19)	(0.06)	(0.25)	22.02	20.21	196,106	0.69		0.69		(0.29)		12
Eight months ended 12/31/19	17.77	0.11	1.13	1.24	(0.18)	(0.22)	(0.40)	18.61	7.03	187,607	0.69	(f)	0.69	(f)	0.90	(f)	5
Year ended 04/30/19	18.23	0.09	(0.46)	(0.37)	(0.09)	–	(0.09)	17.77	(1.96)	200,643	0.70		0.70		0.51		7
Year ended 04/30/18	15.56	0.04	2.66	2.70	(0.03)	–	(0.03)	18.23	17.38	215,588	0.72		0.73		0.23		30
Class Y
Six months ended 06/30/23	14.25	(0.01)	1.68	1.67	–	–	–	15.92	11.72	863,053	0.15	(f)	0.15	(f)	(0.15	)(f)	1
Year ended 12/31/22	21.83	0.09	(5.57)	(5.48)	(0.09)	(2.01)	(2.10)	14.25	(25.15)	871,554	0.19		0.19		0.51		15
Year ended 12/31/21	22.71	0.12	0.78	0.90	(0.18)	(1.60)	(1.78)	21.83	4.17	1,823,128	0.17		0.17		0.51		20
Year ended 12/31/20	19.10	0.04	3.84	3.88	(0.21)	(0.06)	(0.27)	22.71	20.83	2,019,871	0.19		0.19		0.21		12
Eight months ended 12/31/19	18.17	0.17	1.16	1.33	(0.18)	(0.22)	(0.40)	19.10	7.37	2,349,592	0.17	(f)	0.19	(f)	1.43	(f)	5
Year ended 04/30/19	18.65	0.18	(0.48)	(0.30)	(0.18)	–	(0.18)	18.17	(1.41)	2,386,585	0.16		0.20		1.05		7
Year ended 04/30/18	15.91	0.13	2.73	2.86	(0.12)	–	(0.12)	18.65	18.00	1,968,444	0.22		0.23		0.73		30
Class R5
Six months ended 06/30/23	14.08	(0.01)	1.67	1.66	–	–	–	15.74	11.79	31	0.12	(f)	0.12	(f)	(0.12	)(f)	1
Year ended 12/31/22	21.61	0.10	(5.51)	(5.41)	(0.11)	(2.01)	(2.12)	14.08	(25.09)	28	0.10		0.10		0.60		15
Year ended 12/31/21	22.50	0.15	0.78	0.93	(0.22)	(1.60)	(1.82)	21.61	4.32	73	0.07		0.07		0.61		20
Year ended 12/31/20	18.93	0.07	3.80	3.87	(0.24)	(0.06)	(0.30)	22.50	20.96	24	0.05		0.05		0.35		12
Period ended 12/31/19(g)	17.05	0.16	2.12	2.28	(0.18)	(0.22)	(0.40)	18.93	13.42	11	0.07	(f)	0.07	(f)	1.52	(f)	5
Class R6
Six months ended 06/30/23	14.33	(0.00)	1.69	1.69	–	–	–	16.02	11.79	328,037	0.05	(f)	0.05	(f)	(0.05	)(f)	1
Year ended 12/31/22	21.94	0.11	(5.58)	(5.47)	(0.13)	(2.01)	(2.14)	14.33	(25.02)	428,285	0.04		0.04		0.66		15
Year ended 12/31/21	22.82	0.16	0.78	0.94	(0.22)	(1.60)	(1.82)	21.94	4.31	812,719	0.03		0.03		0.65		20
Year ended 12/31/20	19.19	0.07	3.86	3.93	(0.24)	(0.06)	(0.30)	22.82	20.99	842,979	0.04		0.04		0.36		12
Eight months ended 12/31/19	18.23	0.19	1.17	1.36	(0.18)	(0.22)	(0.40)	19.19	7.51	805,573	0.03	(f)	0.03	(f)	1.57	(f)	5
Year ended 04/30/19	18.73	0.20	(0.49)	(0.29)	(0.21)	–	(0.21)	18.23	(1.37)	734,849	0.04		0.04		1.17		7
Year ended 04/30/18	15.96	0.16	2.75	2.91	(0.14)	–	(0.14)	18.73	18.28	461,321	0.05		0.05		0.90		30

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.77%, 0.77%, 0.82% and 0.81% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.80%, 0.83%, 0.83% and 0.70% for the eight months ended December 31, 2019, and the years ended April 30, 2019 and 2018, respectively.

(e)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $103,226,025 and sold of $86,850,094 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco International Allocation Fund into the Fund.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco International Diversified Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco International Diversified Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

    A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

    Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

    Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

    Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

    Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

10	Invesco International Diversified Fund

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

    The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

    The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

    Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate

11	Invesco International Diversified Fund

sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2023, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not reimburse expenses during the period under these limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $40,351 in front-end sales commissions from the sale of Class A shares and $923 and $3,647 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    As of June 30, 2023, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $31,147.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

12	Invesco International Diversified Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$76,234,771	$82,045,247	$158,280,018

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $19,466,781 and $361,266,671, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$684,000,069

Aggregate unrealized (depreciation) of investments	–

Net unrealized appreciation of investments	$684,000,069

    Cost of investments for tax purposes is $1,581,236,603.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,905,401	$29,045,771	4,166,805	$71,384,490

Class C	252,296	3,594,519	552,171	8,898,630

Class R	538,107	7,993,817	1,131,838	18,910,093

Class Y	3,940,530	60,987,399	12,035,575	207,644,155

Class R6	2,059,214	31,924,622	7,117,851	123,909,430

Issued as reinvestment of dividends:
Class A	-	-	7,240,485	102,241,217

Class C	-	-	833,265	11,024,367

Class R	-	-	1,181,096	16,275,523

Class Y	-	-	6,779,405	97,284,462

Class R5	-	-	193	2,742

Class R6	-	-	3,874,365	55,907,084

Automatic conversion of Class C shares to Class A shares:
Class A	428,670	6,519,819	903,229	15,202,129

Class C	(458,601)	(6,519,819)	(952,903)	(15,202,129)

13	Invesco International Diversified Fund

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(6,019,701)	$(91,555,374)	(14,657,386)	$(244,379,431)

Class C	(587,845)	(8,383,060)	(2,186,473)	(34,393,310)

Class R	(1,255,462)	(18,639,679)	(1,742,819)	(28,903,367)

Class Y	(10,895,322)	(167,627,916)	(41,183,465)	(697,999,345)

Class R5	-	-	(1,608)	(28,069)

Class R6	(11,467,293)	(178,448,568)	(18,142,862)	(306,782,182)

Net increase (decrease) in share activity	(21,560,006)	$(331,108,469)	(33,051,238)	$(599,003,511)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14	Invesco International Diversified Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,116.30	$2.10	$1,022.81	$2.01	0.40%
Class C	1,000.00	1,112.00	6.02	1,019.09	5.76	1.15
Class R	1,000.00	1,114.80	3.41	1,021.57	3.26	0.65
Class Y	1,000.00	1,117.20	0.79	1,024.05	0.75	0.15
Class R5	1,000.00	1,117.90	0.63	1,024.20	0.60	0.12
Class R6	1,000.00	1,117.90	0.26	1,024.55	0.25	0.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

15	Invesco International Diversified Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Diversified Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex USA® Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund

16	Invesco International Diversified Fund

was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s stock selection in and overweight exposures to certain sectors and capitalization sizes, as well as stock selection in certain regions detracted from Fund performance. The Board noted that the Fund is a fund of funds that invests primarily in certain underlying affiliated funds, and discussed how the performance of the underlying funds contributed to or detracted from the Fund’s performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group. The Board noted that the Fund’s total expense ratio was within the range of the Fund’s peers.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

17	Invesco International Diversified Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-IDIV-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Main Street Mid Cap Fund®

Nasdaq:

A: OPMSX ∎ C: OPMCX ∎ R: OPMNX ∎ Y: OPMYX ∎ R5: MSMJX ∎ R6: OPMIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.15%
Class C Shares	9.70
Class R Shares	9.97
Class Y Shares	10.23
Class R5 Shares	10.33
Class R6 Shares	10.35
Russell Midcap Index▼	9.01

Source(s): ▼RIMES Technologies Corp.

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Main Street Mid Cap Fund®

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (8/2/99)	9.44%
10 Years	8.22
5 Years	5.97
1 Year	11.11

Class C Shares
Inception (8/2/99)	9.43%
10 Years	8.18
5 Years	6.38
1 Year	15.65

Class R Shares
Inception (3/1/01)	8.36%
10 Years	8.56
5 Years	6.93
1 Year	17.27

Class Y Shares
Inception (8/2/99)	10.09%
10 Years	9.10
5 Years	7.45
1 Year	17.82

Class R5 Shares
10 Years	8.99%
5 Years	7.49
1 Year	17.96

Class R6 Shares
Inception (10/26/12)	10.52%
10 Years	9.29
5 Years	7.62
1 Year	18.01

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Main Street Mid Cap Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Main Street Mid Cap Fund®. The Fund was subsequently renamed the Invesco Main Street Mid Cap Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Main Street Mid Cap Fund®

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Main Street Mid Cap Fund®

Schedule of Investments(a)

June 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.12%
Advertising–2.04%
Interpublic Group of Cos., Inc. (The)	695,452	$26,830,538

Trade Desk, Inc. (The), Class A(b)	300,924	23,237,351

		50,067,889

Aerospace & Defense–3.22%
Curtiss-Wright Corp.	222,490	40,862,513

Howmet Aerospace, Inc.	766,903	38,007,713

		78,870,226

Application Software–6.00%
Manhattan Associates, Inc.(b)	216,185	43,211,058

Synopsys, Inc.(b)	144,970	63,121,388

Tyler Technologies, Inc.(b)	97,705	40,691,201

		147,023,647

Asset Management & Custody Banks–1.71%
Federated Hermes, Inc., Class B(c)	615,184	22,054,346

Northern Trust Corp.	267,836	19,857,361

		41,911,707

Automotive Parts & Equipment–3.09%
Aptiv PLC(b)	359,418	36,692,983

Mobileye Global, Inc., Class A (Israel)(b)(c)	280,895	10,791,986

Visteon Corp.(b)	197,416	28,350,912

		75,835,881

Automotive Retail–0.74%
O’Reilly Automotive, Inc.(b)	19,005	18,155,477

Casinos & Gaming–0.99%
Boyd Gaming Corp.(c)	348,890	24,202,499

Communications Equipment–1.58%
Motorola Solutions, Inc.	132,208	38,773,962

Construction & Engineering–0.99%
Valmont Industries, Inc.	83,463	24,291,906

Construction Machinery & Heavy Transportation Equipment–0.87%
Allison Transmission Holdings, Inc.	376,185	21,239,405

Construction Materials–2.30%
Summit Materials, Inc., Class A(b)	699,518	26,476,756

Vulcan Materials Co.	132,292	29,823,909

		56,300,665

Consumer Staples Merchandise Retail–1.11%
BJ’s Wholesale Club Holdings, Inc.(b)(c)	433,473	27,313,134

Distillers & Vintners–1.01%
Constellation Brands, Inc., Class A	100,278	24,681,424

Distributors–1.37%
LKQ Corp.	575,187	33,516,147

Diversified Financial Services–1.16%
Equitable Holdings, Inc.(c)	1,048,335	28,472,779

	Shares	Value

Electric Utilities–1.31%
American Electric Power Co., Inc.	381,590	$32,129,878

Electrical Components & Equipment–4.47%
Generac Holdings, Inc.(b)(c)	113,670	16,951,607

Hubbell, Inc.	127,906	42,408,513

Regal Rexnord Corp.	97,832	15,056,345

Rockwell Automation, Inc.	107,024	35,259,057

		109,675,522

Electronic Equipment & Instruments–1.12%
Keysight Technologies, Inc.(b)	164,106	27,479,550

Environmental & Facilities Services–1.83%
Republic Services, Inc.	292,307	44,772,663

Fertilizers & Agricultural Chemicals–0.97%
Mosaic Co. (The)	682,897	23,901,395

Financial Exchanges & Data–1.30%
Cboe Global Markets, Inc.	231,749	31,983,679

Footwear–0.93%
Deckers Outdoor Corp.(b)	42,979	22,678,299

Health Care Equipment–4.20%
Baxter International, Inc.	438,632	19,984,074

DexCom, Inc.(b)	253,513	32,578,955

GE HealthCare Technologies, Inc.(b)(c)	145,470	11,817,983

Zimmer Biomet Holdings, Inc.	264,788	38,553,133

		102,934,145

Health Care Facilities–3.47%
Acadia Healthcare Co., Inc.(b)	353,904	28,184,914

Encompass Health Corp.	354,708	24,017,279

Tenet Healthcare Corp.(b)	405,432	32,994,056

		85,196,249

Health Care Supplies–1.24%
Cooper Cos., Inc. (The)	79,190	30,363,822

Homebuilding–2.69%
D.R. Horton, Inc.	279,358	33,995,075

TopBuild Corp.(b)	120,432	32,037,321

		66,032,396

Hotels, Resorts & Cruise Lines–1.17%
Choice Hotels International, Inc.	243,094	28,568,407

Household Products–1.47%
Church & Dwight Co., Inc.	360,018	36,084,604

Human Resource & Employment Services–2.69%
ASGN, Inc.(b)	264,961	20,039,000

Korn Ferry	458,788	22,728,358

Paylocity Holding Corp.(b)(c)	126,300	23,306,139

		66,073,497

Industrial Machinery & Supplies & Components–5.10%
Lincoln Electric Holdings, Inc.	130,518	25,924,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Main Street Mid Cap Fund®

	Shares	Value

Industrial Machinery & Supplies & Components–(continued)
Otis Worldwide Corp.	431,177	$38,379,065

Parker-Hannifin Corp.	65,033	25,365,471

Xylem, Inc.	313,762	35,335,877

		125,005,203

Industrial REITs–0.99%
First Industrial Realty Trust, Inc.	459,955	24,212,031

Insurance Brokers–1.57%
Arthur J. Gallagher & Co.	175,113	38,449,561

Interactive Home Entertainment–1.33%
Electronic Arts, Inc.	252,172	32,706,708

Interactive Media & Services–1.20%
Pinterest, Inc., Class A(b)	1,076,702	29,437,033

Internet Services & Infrastructure–1.65%
MongoDB, Inc.(b)	98,558	40,506,352

Investment Banking & Brokerage–1.56%
Raymond James Financial, Inc.	369,758	38,369,788

IT Consulting & Other Services–1.12%
Amdocs Ltd.	277,056	27,386,986

Life Sciences Tools & Services–0.85%
Illumina, Inc.(b)(c)	110,762	20,766,767

Managed Health Care–0.74%
Centene Corp.(b)	268,210	18,090,765

Metal, Glass & Plastic Containers–2.03%
Crown Holdings, Inc.(c)	270,008	23,455,595

Silgan Holdings, Inc.	560,885	26,299,898

		49,755,493

Multi-line Insurance–1.18%
Hartford Financial Services Group, Inc. (The)	402,013	28,952,976

Multi-Utilities–2.98%
CMS Energy Corp.	597,189	35,084,854

WEC Energy Group, Inc.	429,458	37,895,374

		72,980,228

Oil & Gas Exploration & Production–3.10%
APA Corp.	821,456	28,069,151

Chesapeake Energy Corp.(c)	334,319	27,975,814

Marathon Oil Corp.	871,497	20,061,861

		76,106,826

Oil & Gas Storage & Transportation–1.18%
Cheniere Energy, Inc.	190,576	29,036,159

Other Specialized REITs–1.12%
Lamar Advertising Co., Class A(c)	276,824	27,474,782

Other Specialty Retail–1.59%
Bath & Body Works, Inc.	396,624	14,873,400

Tractor Supply Co.(c)	109,436	24,196,300

		39,069,700

Investment Abbreviations:

REIT – Real Estate Investment Trust

	Shares	Value

Regional Banks–2.49%
Columbia Banking System, Inc.(c)	820,261	$16,634,893

M&T Bank Corp.	186,293	23,055,622

Webster Financial Corp.(c)	565,699	21,355,137

		61,045,652

Research & Consulting Services–2.54%
CACI International, Inc., Class A(b)	105,932	36,105,863

TransUnion	334,917	26,234,049

		62,339,912

Retail REITs–1.24%
Kimco Realty Corp.	1,538,354	30,336,341

Semiconductor Materials & Equipment–2.47%
KLA Corp.	64,912	31,483,618

MKS Instruments, Inc.	268,125	28,984,313

		60,467,931

Semiconductors–1.13%
Marvell Technology, Inc.	461,937	27,614,594

Single-Family Residential REITs–1.34%
American Homes 4 Rent, Class A	924,360	32,768,562

Soft Drinks & Non-alcoholic Beverages–0.93%
Celsius Holdings, Inc.(b)(c)	81,332	12,133,921

Coca-Cola Consolidated, Inc.	16,953	10,782,447

		22,916,368

Telecom Tower REITs–0.65%
SBA Communications Corp., Class A	69,122	16,019,715

Total Common Stocks & Other Equity Interests (Cost $1,896,245,358)		2,430,347,287

Money Market Funds–0.71%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)(e)	6,110,505	6,110,505

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)(e)	4,363,067	4,363,503

Invesco Treasury Portfolio, Institutional Class, 5.03%(d)(e)	6,983,434	6,983,434

Total Money Market Funds (Cost $17,457,461)		17,457,442

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.83% (Cost $1,913,702,819)		2,447,804,729

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.86%
Invesco Private Government Fund, 5.10%(d)(e)(f)	33,073,967	33,073,967

Invesco Private Prime Fund, 5.23%(d)(e)(f)	86,071,396	86,062,787

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $119,141,785)		119,136,754

TOTAL INVESTMENTS IN SECURITIES–104.69% (Cost $2,032,844,604)		2,566,941,483

OTHER ASSETS LESS LIABILITIES–(4.69)%		(115,064,926)

NET ASSETS–100.00%		$2,451,876,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Main Street Mid Cap Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended June 30, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value June 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,887,964	$90,657,608	$(88,435,067)	$-	$-	$6,110,505	$ 199,218
Invesco Liquid Assets Portfolio, Institutional Class	2,777,233	64,755,434	(63,165,773)	(19)	(3,372)	4,363,503	128,581
Invesco Treasury Portfolio, Institutional Class	4,443,388	103,608,695	(101,068,649)	-	-	6,983,434	201,867
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	36,445,618	262,608,334	(265,979,985)	-	-	33,073,967	662,326*
Invesco Private Prime Fund	93,717,304	475,437,912	(483,065,616)	(11,868)	(14,945)	86,062,787	1,824,854*
Total	$141,271,507	$997,067,983	$(1,001,715,090)	$(11,887)	$(18,317)	$136,594,196	$3,016,846

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2023

Industrials	21.71%

Information Technology	15.06

Consumer Discretionary	12.56

Financials	10.98

Health Care	10.49

Real Estate	5.33

Materials	5.30

Communication Services	4.58

Consumer Staples	4.53

Energy	4.29

Utilities	4.29

Money Market Funds Plus Other Assets Less Liabilities	0.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Main Street Mid Cap Fund®

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $ 1,896,245,358)*	$2,430,347,287

Investments in affiliated money market funds, at value (Cost $ 136,599,246)	136,594,196

Cash	5,000,000

Receivable for:
Fund shares sold	561,159

Dividends	1,609,519

Investment for trustee deferred compensation and retirement plans	577,257

Other assets	219,427

Total assets	2,574,908,845

Liabilities:

Payable for:
Fund shares reacquired	2,034,129

Collateral upon return of securities loaned	119,141,785

Accrued fees to affiliates	1,198,879

Accrued other operating expenses	49,225

Trustee deferred compensation and retirement plans	608,270

Total liabilities	123,032,288

Net assets applicable to shares outstanding	$2,451,876,557

Net assets consist of:

Shares of beneficial interest	$1,989,846,378

Distributable earnings	462,030,179

$2,451,876,557

Net Assets:

Class A	$1,809,557,068

Class C	$66,144,175

Class R	$143,306,204

Class Y	$327,919,509

Class R5	$14,374,405

Class R6	$90,575,196

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	70,388,663

Class C	3,678,335

Class R	6,127,070

Class Y	11,267,651

Class R5	553,818

Class R6	3,111,764

Class A:
Net asset value per share	$25.71

Maximum offering price per share (Net asset value of $25.71 ÷ 94.50%)	$27.21

Class C:
Net asset value and offering price per share	$17.98

Class R:
Net asset value and offering price per share	$23.39

Class Y:
Net asset value and offering price per share	$29.10

Class R5:
Net asset value and offering price per share	$25.96

Class R6:
Net asset value and offering price per share	$29.11

*	At June 30, 2023, securities with an aggregate value of $117,623,880 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Main Street Mid Cap Fund®

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:

Dividends	$15,155,447

Dividends from affiliated money market funds (includes net securities lending income of $ 271,011)	800,677

Total investment income	15,956,124

Expenses:

Advisory fees	7,289,285

Administrative services fees	168,644

Custodian fees	6,578

Distribution fees:
Class A	2,120,044

Class C	327,862

Class R	349,870

Transfer agent fees – A, C, R and Y	1,729,206

Transfer agent fees – R5	5,442

Transfer agent fees – R6	12,423

Trustees’ and officers’ fees and benefits	15,918

Registration and filing fees	72,509

Reports to shareholders	89,906

Professional services fees	39,630

Other	(61,421)

Total expenses	12,165,896

Less: Fees waived and/or expense offset arrangement(s)	(58,932)

Net expenses	12,106,964

Net investment income	3,849,160

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(11,446,153)

Affiliated investment securities	(18,317)

(11,464,470)

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	237,263,412

Affiliated investment securities	(11,887)

237,251,525

Net realized and unrealized gain	225,787,055

Net increase in net assets resulting from operations	$229,636,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Main Street Mid Cap Fund®

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:

Net investment income	$3,849,160	$9,086,660

Net realized gain (loss)	(11,464,470)	(9,911,571)

Change in net unrealized appreciation (depreciation)	237,251,525	(427,614,166)

Net increase (decrease) in net assets resulting from operations	229,636,215	(428,439,077)

Distributions to shareholders from distributable earnings:

Class A	–	(63,970,132)

Class C	–	(3,394,552)

Class R	–	(5,534,162)

Class Y	–	(11,211,195)

Class R5	–	(559,132)

Class R6	–	(2,974,376)

Total distributions from distributable earnings	–	(87,643,549)

Share transactions–net:

Class A	(82,755,615)	(117,153,382)

Class C	(7,171,212)	(12,709,797)

Class R	(11,102,841)	(11,468,950)

Class Y	(13,960,486)	(54,503,086)

Class R5	(795,150)	(575,616)

Class R6	1,747,053	2,965,885

Net increase (decrease) in net assets resulting from share transactions	(114,038,251)	(193,444,946)

Net increase (decrease) in net assets	115,597,964	(709,527,572)

Net assets:

Beginning of period	2,336,278,593	3,045,806,165

End of period	$2,451,876,557	$2,336,278,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Main Street Mid Cap Fund®

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/23	$23.34	$ 0.04	$ 2.33	$ 2.37	$ –	$ –	$ –	$25.71	10.15	%(e)	$1,809,557	1.04	%(e)(f)	1.04	%(e)(f)	0.32	%(e)(f)	15%
Year ended 12/31/22	28.30	0.09	(4.16)	(4.07)	(0.03)	(0.86)	(0.89)	23.34	(14.35	)(e)	1,723,024	1.06	(e)	1.06	(e)	0.35	(e)	54
Year ended 12/31/21	27.52	(0.04)	6.20	6.16	(0.07)	(5.31)	(5.38)	28.30	23.02		2,217,085	1.06		1.06		(0.13)		65
Year ended 12/31/20	26.13	0.06	2.06	2.12	–	(0.73)	(0.73)	27.52	9.13	(e)	1,946,102	1.10	(e)	1.11	(e)	0.27	(e)	76
Six months ended 12/31/19	25.18	0.07	2.18	2.25	–	(1.30)	(1.30)	26.13	8.95		1,326,188	1.10	(f)	1.12	(f)	0.51	(f)	27
Year ended 06/30/19	27.59	0.08	0.25	0.33	–	(2.74)	(2.74)	25.18	2.50		1,364,726	1.09		1.09		0.30		59
Year ended 06/30/18	28.59	0.02	2.84	2.86	(0.12)	(3.74)	(3.86)	27.59	10.67		1,383,592	1.09		1.10		0.08		60
Class C
Six months ended 06/30/23	16.39	(0.04)	1.63	1.59	–	–	–	17.98	9.70		66,144	1.80	(f)	1.80	(f)	(0.44	)(f)	15
Year ended 12/31/22	20.29	(0.07)	(2.97)	(3.04)	–	(0.86)	(0.86)	16.39	(14.95)		67,259	1.82		1.82		(0.41)		54
Year ended 12/31/21	21.11	(0.21)	4.70	4.49	–	(5.31)	(5.31)	20.29	22.08		97,388	1.81		1.81		(0.88)		65
Year ended 12/31/20	20.41	(0.09)	1.52	1.43	–	(0.73)	(0.73)	21.11	8.29		90,764	1.84		1.87		(0.47)		76
Six months ended 12/31/19	20.00	(0.02)	1.73	1.71	–	(1.30)	(1.30)	20.41	8.56		111,246	1.84	(f)	1.88	(f)	(0.23	)(f)	27
Year ended 06/30/19	22.69	(0.09)	0.14	0.05	–	(2.74)	(2.74)	20.00	1.75		123,764	1.84		1.85		(0.46)		59
Year ended 06/30/18	24.22	(0.16)	2.37	2.21	–	(3.74)	(3.74)	22.69	9.84		269,651	1.84		1.85		(0.68)		60
Class R
Six months ended 06/30/23	21.27	0.01	2.11	2.12	–	–	–	23.39	9.97		143,306	1.30	(f)	1.30	(f)	0.06	(f)	15
Year ended 12/31/22	25.90	0.02	(3.79)	(3.77)	–	(0.86)	(0.86)	21.27	(14.53)		140,983	1.32		1.32		0.09		54
Year ended 12/31/21	25.58	(0.11)	5.75	5.64	(0.01)	(5.31)	(5.32)	25.90	22.73		184,312	1.31		1.31		(0.38)		65
Year ended 12/31/20	24.41	0.01	1.89	1.90	–	(0.73)	(0.73)	25.58	8.87		163,178	1.34		1.37		0.03		76
Six months ended 12/31/19	23.63	0.03	2.05	2.08	–	(1.30)	(1.30)	24.41	8.81		145,346	1.34	(f)	1.38	(f)	0.27	(f)	27
Year ended 06/30/19	26.13	0.01	0.23	0.24	–	(2.74)	(2.74)	23.63	2.28		152,799	1.34		1.35		0.05		59
Year ended 06/30/18	27.28	(0.05)	2.69	2.64	(0.05)	(3.74)	(3.79)	26.13	10.37		171,923	1.34		1.35		(0.18)		60
Class Y
Six months ended 06/30/23	26.40	0.08	2.62	2.70	–	–	–	29.10	10.23		327,920	0.80	(f)	0.80	(f)	0.56	(f)	15
Year ended 12/31/22	31.87	0.17	(4.67)	(4.50)	(0.11)	(0.86)	(0.97)	26.40	(14.10)		310,823	0.82		0.82		0.59		54
Year ended 12/31/21	30.40	0.04	6.87	6.91	(0.13)	(5.31)	(5.44)	31.87	23.31		436,518	0.81		0.81		0.12		65
Year ended 12/31/20	28.69	0.14	2.30	2.44	–	(0.73)	(0.73)	30.40	9.44		395,290	0.84		0.87		0.53		76
Six months ended 12/31/19	27.49	0.11	2.39	2.50	–	(1.30)	(1.30)	28.69	9.11		458,670	0.84	(f)	0.88	(f)	0.77	(f)	27
Year ended 06/30/19	29.84	0.15	0.30	0.45	(0.06)	(2.74)	(2.80)	27.49	2.73		477,999	0.84		0.85		0.55		59
Year ended 06/30/18	30.62	0.10	3.05	3.15	(0.19)	(3.74)	(3.93)	29.84	10.96		596,309	0.84		0.85		0.32		60
Class R5
Six months ended 06/30/23	23.53	0.08	2.35	2.43	–	–	–	25.96	10.33		14,374	0.73	(f)	0.73	(f)	0.63	(f)	15
Year ended 12/31/22	28.54	0.17	(4.19)	(4.02)	(0.13)	(0.86)	(0.99)	23.53	(14.06)		13,795	0.75		0.75		0.66		54
Year ended 12/31/21	27.70	0.06	6.25	6.31	(0.16)	(5.31)	(5.47)	28.54	23.41		17,284	0.74		0.74		0.19		65
Year ended 12/31/20	26.19	0.16	2.08	2.24	–	(0.73)	(0.73)	27.70	9.58		14,535	0.72		0.72		0.65		76
Six months ended 12/31/19	25.18	0.11	2.20	2.31	–	(1.30)	(1.30)	26.19	9.19		11	0.72	(f)	0.72	(f)	0.88	(f)	27
Period ended 06/30/19(g)	23.91	0.02	1.25	1.27	–	–	–	25.18	5.31		11	0.72	(f)	0.74	(f)	0.66	(f)	59
Class R6
Six months ended 06/30/23	26.38	0.09	2.64	2.73	–	–	–	29.11	10.35		90,575	0.68	(f)	0.68	(f)	0.68	(f)	15
Year ended 12/31/22	31.86	0.21	(4.68)	(4.47)	(0.15)	(0.86)	(1.01)	26.38	(14.00)		80,394	0.68		0.68		0.73		54
Year ended 12/31/21	30.38	0.09	6.87	6.96	(0.17)	(5.31)	(5.48)	31.86	23.50		93,221	0.67		0.68		0.26		65
Year ended 12/31/20	28.63	0.18	2.30	2.48	–	(0.73)	(0.73)	30.38	9.60		87,060	0.67		0.69		0.70		76
Six months ended 12/31/19	27.41	0.13	2.39	2.52	–	(1.30)	(1.30)	28.63	9.21		65,001	0.67	(f)	0.69	(f)	0.94	(f)	27
Year ended 06/30/19	29.77	0.20	0.29	0.49	(0.11)	(2.74)	(2.85)	27.41	2.92		123,716	0.67		0.68		0.71		59
Year ended 06/30/18	30.57	0.15	3.03	3.18	(0.24)	(3.74)	(3.98)	29.77	11.11		337,300	0.67		0.67		0.49		60

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the six months ended December 31, 2019 and the years ended June 30, 2019 and 2018, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $96,615,194 in connection with the acquisition of Invesco Endeavor Fund into the Fund. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $654,478,527 in connection with the acquisition of Invesco Mid Cap Core Equity Fund into the Fund.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended June 30, 2023 and the years ended December 31, 2022 and 2020.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Main Street Mid Cap Fund®

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Main Street Mid Cap Fund® (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

12	Invesco Main Street Mid Cap Fund®

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds

13	Invesco Main Street Mid Cap Fund®

(collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $16,503 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.735%

Next $200 million	0.730%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2023, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense

14	Invesco Main Street Mid Cap Fund®

limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2023, the Adviser waived advisory fees of $11,812.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $60,939 in front-end sales commissions from the sale of Class A shares and $1,489 and $1,072 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended June 30, 2023, the Fund incurred $18,262 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,430,347,287	$–	$–	$2,430,347,287

Money Market Funds	17,457,442	119,136,754	–	136,594,196

Total Investments	$2,447,804,729	$119,136,754	$–	$2,566,941,483

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the six months ended June 30, 2023, the Fund engaged in securities purchases of $13,000,030.

15	Invesco Main Street Mid Cap Fund®

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $47,120.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$65,707,134	$–	$65,707,134

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $356,587,634 and $475,817,565, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$591,014,428

Aggregate unrealized (depreciation) of investments	(56,982,174)

Net unrealized appreciation of investments	$534,032,254

Cost of investments for tax purposes is $2,032,909,229.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,525,556	$36,901,795	3,724,323	$92,878,240

Class C	235,971	4,012,875	513,421	9,128,755

Class R	387,809	8,552,719	754,696	17,214,956

Class Y	592,824	16,236,942	1,309,201	36,854,972

Class R5	29,567	723,988	83,613	2,067,184

Class R6	439,467	12,006,510	611,788	17,039,515

16	Invesco Main Street Mid Cap Fund®

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	-	$-	2,654,164	$61,683,358

Class C	-	-	205,887	3,359,828

Class R	-	-	260,901	5,522,448

Class Y	-	-	370,664	9,741,062

Class R5	-	-	23,834	558,441

Class R6	-	-	109,305	2,870,348

Automatic conversion of Class C shares to Class A shares:
Class A	195,945	4,713,775	383,621	9,494,074

Class C	(279,621)	(4,713,775)	(537,395)	(9,494,074)

Reacquired:
Class A	(5,139,866)	(124,371,185)	(11,305,114)	(281,209,054)

Class C	(381,605)	(6,470,312)	(877,003)	(15,704,306)

Class R	(890,293)	(19,655,560)	(1,502,386)	(34,206,354)

Class Y	(1,100,761)	(30,197,428)	(3,602,287)	(101,099,120)

Class R5	(61,954)	(1,519,138)	(126,864)	(3,201,241)

Class R6	(374,773)	(10,259,457)	(599,972)	(16,943,978)

Net increase (decrease) in share activity	(4,821,734)	$(114,038,251)	(7,545,603)	$(193,444,946)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Main Street Mid Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,101.50	$5.42	$1,019.64	$5.21	1.04%
Class C	1,000.00	1,097.00	9.36	1,015.87	9.00	1.80
Class R	1,000.00	1,099.70	6.77	1,018.35	6.51	1.30
Class Y	1,000.00	1,102.30	4.17	1,020.83	4.01	0.80
Class R5	1,000.00	1,103.30	3.81	1,021.17	3.66	0.73
Class R6	1,000.00	1,103.50	3.55	1,021.42	3.41	0.68

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18	Invesco Main Street Mid Cap Fund®

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Main Street Mid Cap Fund’s® (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell Midcap® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above

19	Invesco Main Street Mid Cap Fund®

the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective May 2020. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the

20	Invesco Main Street Mid Cap Fund®

compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21	Invesco Main Street Mid Cap Fund®

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-MSM-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Main Street Small Cap Fund®

Nasdaq:

A: OSCAX ∎ C: OSCCX ∎ R: OSCNX ∎ Y: OSCYX ∎ R5: MNSQX ∎ R6: OSSIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.11%
Class C Shares	8.66
Class R Shares	8.93
Class Y Shares	9.19
Class R5 Shares	9.30
Class R6 Shares	9.28
Russell 2000 Index▼	8.09

Source(s): ▼RIMES Technologies Corp.

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Main Street Small Cap Fund®

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (5/17/13)	8.54%
10 Years	8.81
5 Years	5.63
1 Year	8.61

Class C Shares
Inception (5/17/13)	8.47%
10 Years	8.73
5 Years	6.02
1 Year	13.02

Class R Shares
Inception (5/17/13)	8.83%
10 Years	9.10
5 Years	6.54
1 Year	14.57

Class Y Shares
Inception (5/17/13)	9.47%
10 Years	9.73
5 Years	7.10
1 Year	15.15

Class R5 Shares
10 Years	9.57%
5 Years	7.14
1 Year	15.33

Class R6 Shares
Inception (5/17/13)	9.60%
10 Years	9.87
5 Years	7.26
1 Year	15.41

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Main Street Small Cap Fund®, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Main Street Small Cap Fund®. The Fund was subsequently renamed the Invesco Main Street Small Cap Fund® (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Main Street Small Cap Fund®

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Main Street Small Cap Fund®

Schedule of Investments(a)

June 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.77%
Aerospace & Defense–2.62%
BWX Technologies, Inc.(b)	218,617	$15,646,419

Curtiss-Wright Corp.	137,563	25,264,820

		40,911,239

Air Freight & Logistics–1.26%
Hub Group, Inc., Class A(c)	245,507	19,719,122

Aluminum–1.51%
Century Aluminum Co.(c)	970,782	8,465,219

Kaiser Aluminum Corp.(b)	212,444	15,219,488

		23,684,707

Apparel, Accessories & Luxury Goods–0.60%
Capri Holdings Ltd.(c)	262,417	9,418,146

Application Software–3.09%
Consensus Cloud Solutions, Inc.(b)(c)	174,033	5,395,023

Envestnet, Inc.(b)(c)	242,790	14,409,586

HashiCorp, Inc., Class A(b)(c)	528,488	13,835,816

Sprout Social, Inc., Class A(b)(c)	317,707	14,665,355

		48,305,780

Asset Management & Custody Banks–1.26%
Federated Hermes, Inc., Class B	551,731	19,779,556

Automotive Parts & Equipment–2.37%
Dorman Products, Inc.(c)	225,070	17,742,268

Visteon Corp.(c)	134,829	19,362,793

		37,105,061

Automotive Retail–2.88%
AutoNation, Inc.(b)(c)	224,672	36,983,258

Murphy USA, Inc.	25,778	8,019,793

		45,003,051

Biotechnology–2.56%
ADMA Biologics, Inc.(b)(c)	2,571,014	9,487,042

Ascendis Pharma A/S, ADR (Denmark)(c)	102,693	9,165,350

Avid Bioservices, Inc.(b)(c)	304,851	4,258,769

Bridgebio Pharma, Inc.(b)(c)	327,552	5,633,894

IVERIC bio, Inc.(c)	293,264	11,537,006

		40,082,061

Building Products–1.32%
Zurn Elkay Water Solutions Corp.	769,272	20,685,724

Casinos & Gaming–1.11%
Boyd Gaming Corp.	250,354	17,367,057

Commercial & Residential Mortgage Finance–0.66%
PennyMac Financial Services, Inc.	145,865	10,255,768

Construction & Engineering–1.27%
Valmont Industries, Inc.	68,131	19,829,528

Construction Machinery & Heavy Transportation Equipment– 1.38%
Allison Transmission Holdings, Inc.	381,481	21,538,417

	Shares	Value

Construction Materials–2.02%
Summit Materials, Inc., Class A(c)	836,972	$31,679,390

Consumer Staples Merchandise Retail–0.98%
BJ’s Wholesale Club Holdings, Inc.(b)(c)	243,437	15,338,965

Diversified Banks–0.46%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	265,599	7,266,789

Electric Utilities–1.06%
Portland General Electric Co.(b)	354,335	16,593,508

Electrical Components & Equipment–2.85%
Atkore, Inc.(b)(c)	209,486	32,667,247

Regal Rexnord Corp.	77,075	11,861,842

		44,529,089

Electronic Components–2.41%
Belden, Inc.	185,914	17,782,674

Vishay Intertechnology, Inc.	676,684	19,894,510

		37,677,184

Electronic Equipment & Instruments–1.09%
Itron, Inc.(c)	236,201	17,030,092

Environmental & Facilities Services–1.91%
ABM Industries, Inc.	235,847	10,058,875

Casella Waste Systems, Inc., Class A(c)	219,420	19,846,539

		29,905,414

Footwear–0.62%
Steven Madden Ltd.(b)	299,016	9,774,833

Health Care Equipment–3.86%
AtriCure, Inc.(c)	361,453	17,841,320

Inspire Medical Systems, Inc.(c)	86,923	28,218,683

TransMedics Group, Inc.(b)(c)	170,332	14,304,481

		60,364,484

Health Care Facilities–4.61%
Acadia Healthcare Co., Inc.(c)	398,204	31,712,967

Encompass Health Corp.	226,638	15,345,659

Tenet Healthcare Corp.(c)	307,314	25,009,213

		72,067,839

Health Care Services–1.86%
Addus HomeCare Corp.(c)	167,890	15,563,403

Guardant Health, Inc.(b)(c)	378,862	13,563,260

		29,126,663

Health Care Technology–0.88%
Evolent Health, Inc., Class A(b)(c)	452,173	13,700,842

Home Furnishings–0.64%
Tempur Sealy International, Inc.(b)	249,409	9,993,819

Homebuilding–3.24%
KB Home	323,530	16,729,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Main Street Small Cap Fund®

	Shares	Value

Homebuilding–(continued)
TopBuild Corp.(c)	127,386	$33,887,224

		50,616,960

Hotel & Resort REITs–1.23%
DiamondRock Hospitality Co.	2,396,236	19,193,850

Human Resource & Employment Services–3.55%
ASGN, Inc.(c)	245,486	18,566,106

Korn Ferry	334,886	16,590,253

Paycor HCM, Inc.(b)(c)	857,733	20,302,540

		55,458,899

Industrial Machinery & Supplies & Components–2.99%
3D Systems Corp.(c)	437,578	4,345,149

EnPro Industries, Inc.	221,473	29,573,290

Esab Corp.	193,109	12,849,473

		46,767,912

Interactive Media & Services–1.61%
Ziff Davis, Inc.(b)(c)	359,830	25,209,690

Investment Banking & Brokerage–1.39%
Stifel Financial Corp.	363,950	21,716,896

IT Consulting & Other Services–0.58%
Endava PLC, ADR (United Kingdom)(b)(c)	175,748	9,101,989

Leisure Products–0.58%
Topgolf Callaway Brands Corp.(b)(c)	456,977	9,070,993

Life Sciences Tools & Services–1.05%
BioLife Solutions, Inc.(c)	435,995	9,635,489

CryoPort, Inc.(c)	395,746	6,826,619

		16,462,108

Metal, Glass & Plastic Containers–1.10%
Silgan Holdings, Inc.	365,518	17,139,139

Oil & Gas Drilling–0.85%
Helmerich & Payne, Inc.	374,903	13,290,311

Oil & Gas Equipment & Services–0.81%
NOV, Inc.(b)	793,343	12,725,222

Oil & Gas Exploration & Production–2.17%
Chesapeake Energy Corp.(b)	187,257	15,669,666

CNX Resources Corp.(b)(c)	1,028,488	18,224,807

		33,894,473

Oil & Gas Storage & Transportation–1.32%
Equitrans Midstream Corp.	2,163,940	20,687,266

Other Specialized REITs–2.48%
Four Corners Property Trust, Inc.	806,230	20,478,242

Outfront Media, Inc.(b)	1,162,008	18,266,766

		38,745,008

Personal Care Products–1.46%
BellRing Brands, Inc.(c)	624,773	22,866,692

Pharmaceuticals–2.63%
Collegium Pharmaceutical, Inc.(b)(c)	479,565	10,305,852

Intra-Cellular Therapies, Inc.(c)	247,415	15,666,318

	Shares	Value

Pharmaceuticals–(continued)
Reata Pharmaceuticals, Inc., Class A(b)(c)	148,573	$15,148,503

		41,120,673

Property & Casualty Insurance–1.25%
Definity Financial Corp. (Canada)	736,081	19,530,664

Real Estate Operating Companies–0.80%
DigitalBridge Group, Inc.	852,350	12,538,069

Regional Banks–5.71%
Berkshire Hills Bancorp, Inc.	473,540	9,816,484

Cathay General Bancorp	393,462	12,665,542

Columbia Banking System, Inc.	693,089	14,055,845

OceanFirst Financial Corp.	561,896	8,776,816

Pacific Premier Bancorp, Inc.	585,027	12,098,358

Webster Financial Corp.	312,731	11,805,595

Wintrust Financial Corp.	163,126	11,846,210

WSFS Financial Corp.	218,816	8,253,740

		89,318,590

Research & Consulting Services–2.34%
CACI International, Inc., Class A(c)	61,444	20,942,573

KBR, Inc.	240,934	15,675,166

		36,617,739

Restaurants–1.62%
Papa John’s International, Inc.(b)	123,620	9,126,865

Texas Roadhouse, Inc.	144,473	16,221,428

		25,348,293

Semiconductor Materials & Equipment–1.01%
MKS Instruments, Inc.	145,559	15,734,928

Semiconductors–3.02%
Allegro MicroSystems, Inc. (Japan)(b)(c)	404,590	18,263,193

Ambarella, Inc.(b)(c)	169,390	14,172,861

MACOM Technology Solutions Holdings, Inc.(b)(c)	225,411	14,771,183

		47,207,237

Soft Drinks & Non-alcoholic Beverages–0.92%
Coca-Cola Consolidated, Inc.	22,605	14,377,232

Steel–0.85%
Commercial Metals Co.	251,494	13,243,674

Systems Software–2.10%
Gitlab, Inc., Class A(b)(c)	361,315	18,466,810

Progress Software Corp.	247,913	14,403,745

		32,870,555

Transaction & Payment Processing Services–0.97%
Marqeta, Inc., Class A(c)	3,117,773	15,183,555

Total Common Stocks & Other Equity Interests (Cost $1,167,679,031)		1,544,772,745

Money Market Funds–1.33%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)(e)	7,748,768	7,748,767

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)(e)	4,295,051	4,295,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Main Street Small Cap Fund®

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.03%(d)(e)	8,855,734	$8,855,734

Total Money Market Funds (Cost $20,899,959)		20,899,982

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $1,188,578,990)		1,565,672,727

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–12.08%
Invesco Private Government Fund, 5.10%(d)(e)(f)	50,868,852	50,868,852

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.23%(d)(e)(f)	138,050,985	$138,037,177

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $188,913,162)		188,906,029

TOTAL INVESTMENTS IN SECURITIES–112.18% (Cost $1,377,492,152)		1,754,578,756

OTHER ASSETS LESS LIABILITIES—(12.18)%		(190,537,584)

NET ASSETS–100.00%		$1,564,041,172

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at June 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended June 30, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value June 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 6,219,757	$89,671,171	$(88,142,161)	$-	$-	$7,748,767	$ 234,545
Invesco Liquid Assets Portfolio, Institutional Class	3,205,039	64,050,836	(62,958,686)	(1,380)	(328)	4,295,481	140,962
Invesco Treasury Portfolio, Institutional Class	7,108,293	102,481,338	(100,733,897)	-	-	8,855,734	267,412
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	63,136,710	228,746,104	(241,013,962)	-	-	50,868,852	1,064,290*
Invesco Private Prime Fund	162,351,537	421,554,288	(445,831,544)	(25,374)	(11,730)	138,037,177	2,885,177*
Total	$242,021,336	$906,503,737	$(938,680,250)	$(26,754)	$(12,058)	$209,806,011	$ 4,592,386

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Main Street Small Cap Fund®

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2023

Industrials	21.49%

Health Care	17.45

Consumer Discretionary	13.66

Information Technology	13.30

Financials	11.70

Materials	5.48

Energy	5.15

Real Estate	4.51

Consumer Staples	3.36

Other Sectors, Each Less than 2% of Net Assets	2.67

Money Market Funds Plus Other Assets Less Liabilities	1.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Main Street Small Cap Fund®

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,167,679,031)*	$1,544,772,745

Investments in affiliated money market funds, at value (Cost $209,813,121)	209,806,011

Cash	500,007

Foreign currencies, at value (Cost $65,425)	65,092

Receivable for:
Investments sold	11,037,380

Fund shares sold	1,431,486

Dividends	984,437

Investment for trustee deferred compensation and retirement plans	133,380

Other assets	134,830

Total assets	1,768,865,368

Liabilities:
Payable for:
Investments purchased	14,317,412

Fund shares reacquired	924,307

Collateral upon return of securities loaned	188,913,162

Accrued fees to affiliates	399,311

Accrued other operating expenses	129,065

Trustee deferred compensation and retirement plans	140,939

Total liabilities	204,824,196

Net assets applicable to shares outstanding	$1,564,041,172

Net assets consist of:
Shares of beneficial interest	$1,227,930,442

Distributable earnings	336,110,730

$1,564,041,172

Net Assets:
Class A	$344,714,676

Class C	$31,464,507

Class R	$61,960,396

Class Y	$578,237,320

Class R5	$8,874,542

Class R6	$538,789,731

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,883,453

Class C	1,766,406

Class R	3,297,249

Class Y	29,676,130

Class R5	457,755

Class R6	27,564,977

Class A:
Net asset value per share	$19.28

Maximum offering price per share (Net asset value of $19.28 ÷ 94.50%)	$20.40

Class C:
Net asset value and offering price per share	$17.81

Class R:
Net asset value and offering price per share	$18.79

Class Y:
Net asset value and offering price per share	$19.48

Class R5:
Net asset value and offering price per share	$19.39

Class R6:
Net asset value and offering price per share	$19.55

*	At June 30, 2023, securities with an aggregate value of $186,485,094 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Main Street Small Cap Fund®

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $22,594)	$9,105,410

Dividends from affiliated money market funds (includes net securities lending income of $126,464)	769,383

Total investment income	9,874,793

Expenses:
Advisory fees	4,708,859

Administrative services fees	105,267

Custodian fees	5,999

Distribution fees:
Class A	404,076

Class C	154,549

Class R	129,942

Transfer agent fees – A, C, R and Y	652,291

Transfer agent fees – R5	2,634

Transfer agent fees – R6	73,607

Trustees’ and officers’ fees and benefits	12,115

Registration and filing fees	65,712

Reports to shareholders	54,656

Professional services fees	31,503

Other	15,094

Total expenses	6,416,304

Less: Fees waived and/or expense offset arrangement(s)	(30,627)

Net expenses	6,385,677

Net investment income	3,489,116

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $3,167,188)	68,323,831

Affiliated investment securities	(12,058)

Foreign currencies	1,297

68,313,070

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	59,531,106

Affiliated investment securities	(26,754)

Foreign currencies	(240)

59,504,112

Net realized and unrealized gain	127,817,182

Net increase in net assets resulting from operations	$131,306,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Main Street Small Cap Fund®

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income	$3,489,116	$5,102,309

Net realized gain (loss)	68,313,070	(80,233,971)

Change in net unrealized appreciation (depreciation)	59,504,112	(205,094,730)

Net increase (decrease) in net assets resulting from operations	131,306,298	(280,226,392)

Distributions to shareholders from distributable earnings:
Class A	–	(144,712)

Class Y	–	(1,456,560)

Class R5	–	(31,462)

Class R6	–	(2,534,347)

Total distributions from distributable earnings	–	(4,167,081)

Return of capital:
Class A	–	(26,386)

Class Y	–	(265,577)

Class R5	–	(5,736)

Class R6	–	(462,092)

Total return of capital	–	(759,791)

Total distributions	–	(4,926,872)

Share transactions–net:
Class A	(4,966,083)	(22,451,163)

Class C	(2,148,732)	(4,501,468)

Class R	8,072,780	698,301

Class Y	(2,631,923)	58,197,893

Class R5	246,503	344,297

Class R6	9,461,793	(151,172,732)

Net increase (decrease) in net assets resulting from share transactions	8,034,338	(118,884,872)

Net increase (decrease) in net assets	139,340,636	(404,038,136)

Net assets:
Beginning of period	1,424,700,536	1,828,738,672

End of period	$1,564,041,172	$1,424,700,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Main Street Small Cap Fund®

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 06/30/23	$17.67	$0.03	$1.58	$1.61	$ –	$ –	$ –	$ –	$19.28	9.11%	$344,715	1.07	%(e)	1.07	%(e)	0.28	%(e)	29%
Year ended 12/31/22	21.07	0.02	(3.41)	(3.39)	(0.01)	–	(0.00)	(0.01)	17.67	(16.09)	320,730	1.11		1.11		0.12		36
Year ended 12/31/21	18.71	(0.06)	4.06	4.00	(0.01)	(1.63)	–	(1.64)	21.07	21.73	408,430	1.11		1.11		(0.28)		58
Year ended 12/31/20	15.68	0.01	3.10	3.11	–	(0.08)	–	(0.08)	18.71	19.82 (f)	158,769	1.20	(f)	1.23	(f)	0.03	(f)	43
Eight months ended 12/31/19	14.62	0.01	1.10	1.11	–	(0.05)	–	(0.05)	15.68	7.58	141,880	1.20	(e)	1.25	(e)	0.09	(e)	19
Year ended 04/30/19	15.09	0.00	0.58	0.58	–	(1.05)	–	(1.05)	14.62	4.46	140,651	1.17		1.17		0.01		46
Year ended 04/30/18	14.87	(0.01)	1.08	1.07	(0.04)	(0.81)	–	(0.85)	15.09	7.08	112,937	1.20		1.21		(0.06)		52
Class C
Six months ended 06/30/23	16.39	(0.04)	1.46	1.42	–	–	–	–	17.81	8.66	31,465	1.82	(e)	1.82	(e)	(0.47	)(e)	29
Year ended 12/31/22	19.68	(0.11)	(3.18)	(3.29)	–	–	–	–	16.39	(16.72)	31,022	1.86		1.86		(0.63)		36
Year ended 12/31/21	17.70	(0.21)	3.83	3.62	(0.01)	(1.63)	–	(1.64)	19.68	20.81	42,392	1.86		1.86		(1.03)		58
Year ended 12/31/20	14.95	(0.10)	2.93	2.83	–	(0.08)	–	(0.08)	17.70	18.92	34,635	1.94		1.99		(0.71)		43
Eight months ended 12/31/19	14.01	(0.06)	1.05	0.99	–	(0.05)	–	(0.05)	14.95	7.06	37,488	1.94	(e)	2.01	(e)	(0.66	)(e)	19
Year ended 04/30/19	14.62	(0.11)	0.55	0.44	–	(1.05)	–	(1.05)	14.01	3.62	44,391	1.93		1.93		(0.74)		46
Year ended 04/30/18	14.50	(0.12)	1.05	0.93	–	(0.81)	–	(0.81)	14.62	6.31	38,424	1.95		1.96		(0.83)		52
Class R
Six months ended 06/30/23	17.25	0.00	1.54	1.54	–	–	–	–	18.79	8.93	61,960	1.32	(e)	1.32	(e)	0.03	(e)	29
Year ended 12/31/22	20.60	(0.02)	(3.33)	(3.35)	–	–	–	–	17.25	(16.26)	48,875	1.36		1.36		(0.13)		36
Year ended 12/31/21	18.37	(0.11)	3.98	3.87	(0.01)	(1.63)	–	(1.64)	20.60	21.42	57,441	1.36		1.36		(0.53)		58
Year ended 12/31/20	15.45	(0.03)	3.03	3.00	–	(0.08)	–	(0.08)	18.37	19.40	33,457	1.45		1.49		(0.22)		43
Eight months ended 12/31/19	14.43	(0.02)	1.09	1.07	–	(0.05)	–	(0.05)	15.45	7.41	26,910	1.45	(e)	1.51	(e)	(0.16	)(e)	19
Year ended 04/30/19	14.95	(0.04)	0.57	0.53	–	(1.05)	–	(1.05)	14.43	4.16	24,188	1.43		1.43		(0.24)		46
Year ended 04/30/18	14.75	(0.05)	1.08	1.03	(0.02)	(0.81)	–	(0.83)	14.95	6.79	18,749	1.45		1.46		(0.35)		52
Class Y
Six months ended 06/30/23	17.84	0.05	1.59	1.64	–	–	–	–	19.48	9.19	578,237	0.82	(e)	0.82	(e)	0.53	(e)	29
Year ended 12/31/22	21.27	0.07	(3.44)	(3.37)	(0.05)	–	(0.01)	(0.06)	17.84	(15.87)	533,098	0.86		0.86		0.37		36
Year ended 12/31/21	18.83	(0.01)	4.09	4.08	(0.01)	(1.63)	–	(1.64)	21.27	22.03	566,299	0.86		0.86		(0.03)		58
Year ended 12/31/20	15.79	0.05	3.13	3.18	(0.06)	(0.08)	–	(0.14)	18.83	20.13	266,951	0.90		0.99		0.33		43
Eight months ended 12/31/19	14.69	0.04	1.11	1.15	–	(0.05)	–	(0.05)	15.79	7.82	152,406	0.90	(e)	1.01	(e)	0.38	(e)	19
Year ended 04/30/19	15.16	0.04	0.58	0.62	(0.04)	(1.05)	–	(1.09)	14.69	4.73	169,801	0.90		0.93		0.28		46
Year ended 04/30/18	14.93	0.03	1.09	1.12	(0.08)	(0.81)	–	(0.89)	15.16	7.35	149,641	0.90		0.96		0.18		52
Class R5
Six months ended 06/30/23	17.74	0.06	1.59	1.65	–	–	–	–	19.39	9.30	8,875	0.75	(e)	0.75	(e)	0.60	(e)	29
Year ended 12/31/22	21.16	0.09	(3.43)	(3.34)	(0.07)	–	(0.01)	(0.08)	17.74	(15.78)	7,887	0.74		0.74		0.49		36
Year ended 12/31/21	18.74	0.01	4.06	4.07	(0.02)	(1.63)	–	(1.65)	21.16	22.08	9,028	0.77		0.77		0.06		58
Year ended 12/31/20	15.71	0.07	3.12	3.19	(0.08)	(0.08)	–	(0.16)	18.74	20.30	13	0.77		0.77		0.46		43
Period ended 12/31/19(g)	13.89	0.04	1.83	1.87	–	(0.05)	–	(0.05)	15.71	13.45	11	0.82	(e)	0.82	(e)	0.47	(e)	19
Class R6
Six months ended 06/30/23	17.88	0.06	1.61	1.67	–	–	–	–	19.55	9.34	538,790	0.71	(e)	0.71	(e)	0.64	(e)	29
Year ended 12/31/22	21.36	0.10	(3.47)	(3.37)	(0.09)	–	(0.02)	(0.11)	17.88	(15.79)	483,088	0.71		0.71		0.52		36
Year ended 12/31/21	18.88	0.03	4.10	4.13	(0.02)	(1.63)	–	(1.65)	21.36	22.23	745,149	0.68		0.68		0.15		58
Year ended 12/31/20	15.83	0.07	3.15	3.22	(0.09)	(0.08)	–	(0.17)	18.88	20.31	704,706	0.77		0.77		0.46		43
Eight months ended 12/31/19	14.72	0.05	1.11	1.16	–	(0.05)	–	(0.05)	15.83	7.87	271,711	0.77	(e)	0.78	(e)	0.52	(e)	19
Year ended 04/30/19	15.19	0.07	0.57	0.64	(0.06)	(1.05)	–	(1.11)	14.72	4.85	287,799	0.76		0.76		0.43		46
Year ended 04/30/18	14.95	0.06	1.08	1.14	(0.09)	(0.81)	–	(0.90)	15.19	7.58	256,221	0.77		0.77		0.38		52

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the eight months ended December 31, 2019 and the years ended April 30, 2019 and 2018, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $205,907,350 in connection with the acquisition of Invesco Select Companies Fund into the Fund.

(e)	Annualized.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b–1 fees of 0.24% for the year ended December 31, 2020.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Main Street Small Cap Fund®

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Main Street Small Cap Fund® (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

13	Invesco Main Street Small Cap Fund®

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds

14	Invesco Main Street Small Cap Fund®

(collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $7,211 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2023, the effective advisory fee rate incurred by the Fund was 0.64%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense

15	Invesco Main Street Small Cap Fund®

limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2023, the Adviser waived advisory fees of $14,865.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $40,500 in front-end sales commissions from the sale of Class A shares and $73 and $472 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,544,772,745	$–	$–	$1,544,772,745

Money Market Funds	20,899,982	188,906,029	–	209,806,011

Total Investments	$1,565,672,727	$188,906,029	$–	$1,754,578,756

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the six months ended June 30, 2023, the Fund engaged in securities sales of $7,671,912, which resulted in net realized gains of $3,167,188.

16	Invesco Main Street Small Cap Fund®

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,762.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$48,246,091	$40,555,699	$88,801,790

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $432,555,425 and $420,290,333, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$410,638,368

Aggregate unrealized (depreciation) of investments	(50,024,765)

Net unrealized appreciation of investments	$360,613,603

Cost of investments for tax purposes is $1,393,965,153.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,011,438	$18,614,273	2,219,819	$41,006,882

Class C	112,276	1,909,065	330,840	5,673,120

Class R	762,745	13,409,281	614,480	11,038,254

Class Y	7,891,688	147,063,410	13,356,772	245,585,442

Class R5	42,174	779,930	64,975	1,215,021

Class R6	1,892,991	34,809,745	2,580,112	51,618,286

Issued as reinvestment of dividends:
Class A	–	–	8,483	154,815

Class Y	–	–	84,262	1,552,097

Class R5	–	–	2,017	36,956

Class R6	–	–	153,034	2,826,543

17	Invesco Main Street Small Cap Fund®

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	91,709	$1,673,949	165,697	$3,055,056

Class C	(99,066)	(1,673,949)	(177,972)	(3,055,056)

Reacquired:
Class A	(1,372,910)	(25,254,305)	(3,627,922)	(66,667,916)

Class C	(139,772)	(2,383,848)	(414,068)	(7,119,532)

Class R	(299,611)	(5,336,501)	(568,184)	(10,339,953)

Class Y	(8,100,976)	(149,695,333)	(10,178,306)	(188,939,646)

Class R5	(28,937)	(533,427)	(49,055)	(907,680)

Class R6	(1,339,022)	(25,347,952)	(10,613,106)	(205,617,561)

Net increase (decrease) in share activity	424,727	$8,034,338	(6,048,122)	$(118,884,872)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 20% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

18	Invesco Main Street Small Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,091.10	$5.55	$1,019.49	$5.36	1.07%
Class C	1,000.00	1,086.60	9.42	1,015.77	9.10	1.82
Class R	1,000.00	1,089.30	6.84	1,018.25	6.61	1.32
Class Y	1,000.00	1,091.90	4.25	1,020.73	4.11	0.82
Class R5	1,000.00	1,093.00	3.89	1,021.08	3.76	0.75
Class R6	1,000.00	1,092.80	3.68	1,021.27	3.56	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19	Invesco Main Street Small Cap Fund®

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Main Street Small Cap Fund’s® (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance

20	Invesco Main Street Small Cap Fund®

of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The

21	Invesco Main Street Small Cap Fund®

Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22	Invesco Main Street Small Cap Fund®

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-MSS-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Quality Income Fund

Nasdaq:

A: VKMGX ∎ C: VUSCX ∎ R: VUSRX ∎ Y: VUSIX ∎ R5: VUSJX ∎ R6: VUSSX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
12	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.07%
Class C Shares	1.69
Class R Shares	1.94
Class Y Shares	2.08
Class R5 Shares	2.21
Class R6 Shares	2.14
Bloomberg U.S. Mortgage-Backed Securities Index▼ (Broad Market/Style-Specific Index)	1.87

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Quality Income Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	5.24%
10 Years	0.59
5 Years	-1.00
1 Year	-5.95

Class C Shares
Inception (8/13/93)	3.18%
10 Years	0.43
5 Years	-0.88
1 Year	-3.52

Class R Shares
10 Years	0.75%
5 Years	-0.43
1 Year	-2.05

Class Y Shares
Inception (9/25/06)	2.37%
10 Years	1.28
5 Years	0.10
1 Year	-1.64

Class R5 Shares
Inception (6/1/10)	1.81%
10 Years	1.33
5 Years	0.13
1 Year	-1.51

Class R6 Shares
10 Years	1.26%
5 Years	0.21
1 Year	-1.53

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund and subsequently Invesco Quality Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 15, 2020. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Quality Income Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and

∎ The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Quality Income Fund

Schedule of Investments

June 30, 2023

(Unaudited)

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–105.54%
Collateralized Mortgage Obligations–5.50%

Fannie Mae Grantor Trust, Series 1999-T2, Class A1, 7.50%, 01/19/2039(a)	$103,502	$ 104,318
Fannie Mae Interest STRIPS,
IO,
7.50%, 01/25/2024 to 01/25/2032(b)	81,216	7,231
6.50%, 10/25/2024 to 02/25/2033(b)	1,016,709	141,087
7.00%, 02/25/2028(b)	169,893	14,766
8.00%, 05/25/2030(b)	235,528	39,248
6.00%, 02/25/2033 to 09/25/2035(b)(d)	1,344,241	192,921
5.50%, 11/25/2033 to 06/25/2035(b)	618,642	98,223
PO,
0.00%, 09/25/2032(c)	35,872	31,225

Fannie Mae REMICs,
3.50%, 09/25/2023 to 08/25/2042(b)	1,425,327	164,653
4.00%, 07/25/2024 to 08/25/2047(b)	741,962	452,682
2.50%, 12/25/2025 to 08/25/2049(b)	21,796,709	3,149,354
5.50%, 12/25/2025 to 07/25/2046(b)	370,848	109,803
7.00%, 03/18/2027 to 05/25/2033(b)	411,882	234,422
6.50%, 10/25/2028 to 05/25/2033(b)	104,981	92,931
6.15% (1 mo. USD LIBOR + 1.00%), 12/25/2031 to 12/25/2032(e)	325,720	330,060
6.11% (1 mo. USD LIBOR + 1.00%), 03/18/2032 to 12/18/2032(e)	280,020	284,253
5.65% (1 mo. USD LIBOR + 0.50%), 08/25/2032 to 06/25/2046(e)	1,004,228	991,222
5.61% (1 mo. USD LIBOR + 0.50%), 10/18/2032(e)	30,954	30,858
5.55% (1 mo. USD LIBOR + 0.40%), 03/25/2033 to 03/25/2042(e)	171,622	169,122
5.49% (1 mo. USD LIBOR + 0.34%), 06/25/2035(e)	732,330	721,756
5.50% (1 mo. USD LIBOR + 0.35%), 08/25/2035 to 10/25/2035(e)	556,655	550,651
5.68% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	121,066	138,107
5.32% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	159,192	177,440
6.09% (1 mo. USD LIBOR + 0.94%), 06/25/2037(e)	590,262	594,301
5.60% (1 mo. USD LIBOR + 0.45%), 08/25/2037(e)	344,886	337,552

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
6.60%, 06/25/2039(a)	$323,407	$ 334,296
5.00%, 04/25/2040	140,052	137,491
2.00%, 05/25/2044 to 03/25/2051(b)	6,521,817	1,014,967
IO,
3.00%, 10/25/2026 to 07/25/2045(b)	7,185,990	4,013,207
8.00%, 08/18/2027 to 09/18/2027(b)	133,657	12,355
0.75%, 10/25/2031(b)	2,937	47
1.55% (6.70% - (1.00 x 1 mo. USD LIBOR)), 10/25/2031 to 05/25/2035(b)(e)	567,643	35,422
2.75% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(b)(e)	69,986	6,224
2.79% (7.90% - (1.00 x 1 mo. USD LIBOR)), 12/18/2031(b)(e)	54,894	3,648
2.80% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(b)(e)	45,826	3,715
2.89% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(b)(e)	110,259	9,708
2.95% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032 to 04/25/2032(b)(e)	148,679	14,338
1.85% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 08/25/2032(b)(e)	238,593	15,297
2.65% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(b)(e)	48,115	4,582
2.85% (8.00% - (1.00 x 1 mo. USD LIBOR)), 07/25/2032 to 09/25/2032(b)(e)	323,968	32,045
2.99% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(b)(e)	200,971	15,537
3.10% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(b)(e)	265,942	32,944
6.00%, 05/25/2033(b)	15,137	2,367
0.90% (6.05% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 07/25/2038(b)(e)	766,525	40,916
1.60% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035(b)(e)	45,221	2,653
1.45% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(b)(e)	162,929	8,050
1.40% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(b)(e)	133,894	9,352
1.00% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(b)(e)	391,680	38,174
4.50%, 02/25/2043(b)	322,034	45,263
0.75% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(b)(e)	1,608,242	106,924
0.00%, 02/25/2056(d)	4,486,365	228,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Quality Income Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(d)	$215,269,605	$ 590,721
Series KC03, Class X1, IO, 0.63%, 11/25/2024(d)	20,915,426	179,603
Series K051, Class X1, IO, 0.63%, 09/25/2025(d)	55,956,013	520,335
Series K734, Class X1, IO, 0.78%, 02/25/2026(d)	16,614,749	214,250
Series K735, Class X1, IO, 1.10%, 05/25/2026(d)	15,538,146	337,582
Series K093, Class X1, IO, 1.09%, 05/25/2029(d)	13,177,685	582,036
Series Q004, Class AFL, 4.95% (12 mo. MTA Rate + 0.74%), 05/25/2044(e)	357,514	357,517

Freddie Mac REMICs,
5.00%, 09/15/2023	1,813	1,807
2.00%, 12/15/2023	93,651	92,333
3.94% (COFI 11 + 1.37%), 03/15/2024(e)	15,196	15,225
4.00%, 10/15/2024 to 03/15/2045(b)	240,788	148,875
3.50%, 11/15/2025 to 05/15/2032	573,341	546,421
3.00%, 07/15/2026 to 05/15/2040(b)	3,594,289	349,025
1.50%, 08/15/2027	5,999,318	5,458,668
6.95%, 03/15/2028	95,085	95,922
6.50%, 08/15/2028 to 03/15/2032	1,033,570	1,039,117
5.71% (1 mo. USD LIBOR + 0.60%), 01/15/2029 to 12/15/2032(e)	77,830	77,999
6.00%, 01/15/2029 to 04/15/2029	159,021	159,463
5.46% (1 mo. USD LIBOR + 0.35%), 02/15/2029(e)	81,575	81,201
6.07% (1 mo. USD LIBOR + 0.90%), 03/15/2029(e)	94,833	95,288
5.51% (1 mo. USD LIBOR + 0.40%), 06/15/2029 to 01/15/2033(e)	133,566	133,027
5.76% (1 mo. USD LIBOR + 0.65%), 07/15/2029(e)	22,991	23,025
8.00%, 03/15/2030	42,946	44,458
6.06% (1 mo. USD LIBOR + 0.95%), 08/15/2031(e)	74,640	75,627
5.61% (1 mo. USD LIBOR + 0.50%), 02/15/2032 to 03/15/2032(e)	227,538	226,946
6.11% (1 mo. USD LIBOR + 1.00%), 02/15/2032 to 03/15/2032(e)	153,713	155,890
5.66% (1 mo. USD LIBOR + 0.55%), 03/15/2032 to 10/15/2036(e)	467,630	460,090
6.02% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(e)	21,374	24,701
5.41% (1 mo. USD LIBOR + 0.30%), 03/15/2036(e)	1,156,119	1,133,102
5.56% (1 mo. USD LIBOR + 0.45%), 07/15/2037(e)	66,517	65,431

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
4.07% (1 mo. USD LIBOR + 0.50%), 03/15/2042(e)	$104,999	$ 101,421
IO,
0.89% (6.00% - (1.00 x 1 mo. USD LIBOR)), 03/15/2024 to 04/15/2038(b)(e)	91,784	2,369
2.54% (7.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2026(b)(e)	13,214	272
2.50%, 09/15/2027 to 09/25/2048(b)	10,311,909	1,974,744
3.59% (8.70% - (1.00 x 1 mo. USD LIBOR)), 07/17/2028(b)(e)	8,401	77
2.99% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029 to 09/15/2029(b)(e)	140,102	7,513
1.59% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(b)(e)	654,110	28,907
1.64% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(b)(e)	97,190	4,616
1.61% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(b)(e)	156,817	7,306
1.89% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(b)(e)	12,933	1,160
0.96% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(b)(e)	812,419	56,969
, 02/15/2039(d)	1,778,272	92,651
1.14% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(b)(e)	212,250	12,444
0.99% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(b)(e)	266,789	23,949

Freddie Mac Seasoned Loans Structured Transaction, Series 2019-1, Class A2, 3.50%, 05/25/2029	2,000,000	1,849,610
Freddie Mac STRIPS,
IO,
3.00%, 12/15/2027(b)	311,962	15,088
3.27%, 12/15/2027(d)	79,608	3,402
6.50%, 02/01/2028(b)	19,785	1,898
7.00%, 09/01/2029(b)	193,842	25,371
7.50%, 12/15/2029(b)	14,106	2,002
8.00%, 06/15/2031(b)	351,634	64,331
6.00%, 12/15/2032(b)	73,528	9,014
0.00%, 12/01/2031 to 03/01/2032(c)	190,292	164,715
5.61%(1 mo. USD LIBOR + 0.50%), 05/15/2036(e)	519,476	513,489

Freddie Mac Structured Pass-Through Ctfs., Series T-54, Class 2A, 6.50%, 02/25/2043	1,214,532	1,266,875

Freddie Mac Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.00%, 09/25/2045	243,819	213,675
		35,055,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Quality Income Fund

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–27.54%
5.50%, 01/01/2024 to 05/01/2053	$31,356,388	$31,350,068

6.00%, 07/01/2024 to 10/01/2029	172,304	174,990

6.50%, 10/17/2024 to 04/01/2034	394,799	404,768

9.00%, 01/01/2025 to 05/01/2025	2,183	2,198

2.50%, 02/01/2031 to 04/01/2052	41,547,028	35,627,223

8.50%, 03/01/2031 to 08/01/2031	95,352	99,289

7.00%, 10/01/2031 to 10/01/2037	154,614	160,284

7.50%, 01/01/2032 to 08/01/2037	4,091,891	4,219,134

3.00%, 02/01/2032 to 05/01/2050	31,474,106	28,508,366

8.00%, 08/01/2032	59,239	61,274

5.00%, 01/01/2037 to 07/01/2052	9,051,352	8,933,270

4.50%, 05/01/2038 to 07/01/2052	16,711,652	16,272,298

5.35%, 07/01/2038 to 10/17/2038	1,026,213	1,026,220

5.45%, 11/25/2038	1,024,916	1,028,847

5.80%, 01/20/2039	433,393	429,785

4.00%, 06/01/2042 to 07/01/2049	17,163,802	16,466,764

3.50%, 09/01/2045 to 05/01/2050	17,685,917	16,410,739

2.00%, 12/01/2051 to 01/01/2052	17,382,060	14,295,954

		175,471,471

Federal National Mortgage Association (FNMA)–53.60%
6.50%, 08/01/2023 to 11/01/2038	1,909,405	1,962,718

5.50%, 01/01/2024 to 04/01/2038	2,681,549	2,726,830

6.00%, 04/01/2024 to 05/01/2040	1,401,762	1,439,107

5.00%, 03/01/2025 to 01/01/2053	8,840,419	8,744,089

4.50%, 07/01/2025 to 07/01/2044	3,644,352	3,601,085

7.50%, 02/01/2027 to 08/01/2037	1,640,774	1,682,874

3.00%, 02/01/2029 to 01/01/2052	61,436,843	55,564,275

7.00%, 04/01/2029 to 01/01/2036	1,169,570	1,187,218

9.50%, 04/01/2030	3,233	3,274

5.63%, 08/01/2032	58,410	57,544

8.50%, 10/01/2032	136,062	143,106

8.00%, 04/01/2033	138,323	144,894

3.50%, 11/01/2034 to 05/01/2050	42,131,701	39,496,746

2.50%, 03/01/2035 to 11/01/2051	52,628,837	45,252,735

2.00%, 09/01/2035 to 01/01/2052	58,209,468	49,265,785

5.45%, 01/01/2038	238,036	236,002

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–(continued)
4.00%, 02/01/2042 to 03/01/2050	$35,165,092	$33,646,746

TBA,
4.00%, 07/01/2038(f)	11,600,000	11,198,078

2.00%, 07/01/2053(f)	67,879,000	55,371,765

2.50%, 07/01/2053(f)	6,055,000	5,135,397

4.50%, 07/01/2053(f)	14,800,000	14,229,969

5.00%, 07/01/2053(f)	10,680,000	10,465,566

		341,555,803

Government National Mortgage Association (GNMA)–18.90%
7.00%, 09/15/2023 to 01/20/2030	153,260	153,460

6.50%, 01/15/2024 to 10/15/2028	18,301	18,697

3.00%, 12/16/2025 to 02/20/2050	2,712,392	2,443,429

6.00%, 06/15/2028 to 04/20/2029	62,311	63,088

7.50%, 06/15/2028 to 08/15/2028	95,651	95,615

8.00%, 09/15/2028	2,985	2,981

5.50%, 05/15/2033 to 10/15/2034	254,766	257,915

7.08%, 11/20/2033(a)	726,277	745,108

5.00%, 11/20/2037	286,071	280,069

5.89%, 01/20/2039(a)	725,245	735,850

4.52%, 07/20/2041(a)	767,361	744,637

2.96%, 09/20/2041	564,375	545,220

3.41% (1 mo. USD LIBOR + 0.45%), 07/20/2044(e)	414,888	401,746

3.50%, 05/20/2046 to 06/20/2050	11,445,016	10,708,595

4.00%, 02/20/2048 to 03/20/2050	3,934,505	3,732,928

IO,
1.49% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(b)(e)	1,120,137	57,493

4.50%, 09/16/2047(b)	712,570	111,480

1.04% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(b)(e)	646,636	52,872

TBA,
2.00%, 07/01/2053(f)	4,984,000	4,190,259

2.50%, 07/01/2053(f)	23,848,000	20,654,604

3.00%, 07/01/2053(f)	19,750,000	17,650,791

3.50%, 07/01/2053(f)	7,300,000	6,738,527

4.50%, 07/01/2053(f)	23,100,000	22,296,914

5.00%, 07/01/2053(f)	18,040,000	17,728,528

5.50%, 07/01/2053(f)	4,000,000	3,981,563

Series 2020-137, Class A, 1.50%, 04/16/2062	7,849,700	6,079,660

		120,472,029

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $743,355,963)		672,554,975

Commercial Paper–10.02%
Diversified Banks–10.02%
BNP Paribas S.A. (France), 0.00%, 02/08/2024	8,000,000	7,724,818

BPCE S.A. (France), 0.00%, 11/15/2023(g)	20,000,000	19,576,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Quality Income Fund

	Principal Amount	Value
Diversified Banks–(continued)

Societe Generale S.A. (France), 0.00%, 11/15/2023(g)	$20,000,000	$ 19,580,480

Svenska Handelsbanken AB (Sweden), 5.78%(SOFR + 0.69%), 08/29/2023(e)(g)	3,000,000	3,000,000
Toronto-Dominion Bank (The) (Canada), 5.71%(SOFR + 0.62%), 04/26/2024(e)(g)(h)	14,000,000	14,000,000
Total Commercial Paper (Cost $63,944,934)		63,882,021

Asset-Backed Securities–6.07%

Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, 0.77%, 10/25/2035(a)	154,230	131,218

Agate Bay Mortgage Trust, Series 2015-2, Class B1, 3.61%, 03/25/2045(a)(g)	1,435,512	1,317,075
Banc of America Funding Trust,

Series 2006-3, Class 5A5, 5.50%, 03/25/2036	24,606	21,183
Series 2006-A, Class 1A1, 4.45%, 02/20/2036(a)	189,107	177,882

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1, 4.04%, 03/25/2035(a)	630,032	576,742

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.68%, 01/15/2051(d)	12,733,977	233,834

BINOM Securitization Trust, Series 2021-INV1, Class A1, 2.03%, 06/25/2056(a)(g)	3,052,236	2,603,187

CCG Receivables Trust, Series 2019-2, Class C, 2.89%, 03/15/2027(g)	405,000	404,423

CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 1.02%, 11/13/2050(d)	6,629,818	164,679
Chase Mortgage Finance Corp.,

Series 2016-2, Class M4, 3.75%, 12/25/2045(g)	1,496,702	1,283,351
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(g)	1,135,085	980,209
Chase Mortgage Finance Trust,

Series 2005-A1, Class 3A1, 3.94%, 12/25/2035(a)	14,022	12,006
Series 2007-A2, Class 2A1, 4.14%, 06/25/2035(a)	186,795	181,128
Series 2007-A2, Class 2A4, 4.14%, 06/25/2035(a)	172,559	166,456
Citigroup Commercial Mortgage Trust,

Series 2013-GC17, Class XA, IO, 1.13%, 11/10/2046(d)	3,524,001	803
Series 2017-C4, Class XA, IO, 1.17%, 10/12/2050(d)	17,117,529	530,385
Citigroup Mortgage Loan Trust,

Series 2004-UST1, Class A4, 5.75%, 08/25/2034(a)	52,861	49,043
Series 2005-11, Class A2A, 5.41% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	490,764	457,902
Series 2006-AR2, Class 1A2, 2.56%, 03/25/2036(a)	10,749	10,129

	Principal Amount	Value
COMM Mortgage Trust,

Series 2013-LC13, Class XA, IO, 1.11%, 08/10/2046(d)	$8,381,446	$ 218

Series 2015-CR24, Class XA, IO, 0.83%, 08/10/2048(d)	33,816,984	382,639

Commonbond Student Loan Trust, Series 2018-CGS, Class A1, 3.87%, 02/25/2046(g)	763,420	720,095

Countrywide Home Loans Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 5.69% (1 mo. USD LIBOR + 0.54%), 02/25/2035(e)	143,017	127,493

Credit Suisse Mortgage Capital Trust, Series 2013-7, Class B1, 3.54%, 08/25/2043(a)(g)	1,242,642	1,164,719

Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, 3.50%, 05/25/2045(a)(g)	309,905	275,116

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 5A1, 4.75%, 06/25/2034(a)	289,528	277,897

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 4.06%, 06/27/2037(a)(g)	1,413,135	1,255,053

Galton Funding Mortgage Trust, Series 2018-1, Class A33, 3.50%, 11/25/2057(a)(g)	312,387	278,114

GMACM Mortgage Loan Trust, Series 2005-AR3, Class 2A1, 2.96%, 06/19/2035(a)	613,622	563,075

GSAA Home Equity Trust, Series 2007-7, Class A4, 5.69% (1 mo. USD LIBOR + 0.54%), 07/25/2037(e)	23,590	22,646
GSR Mortgage Loan Trust,

Series 2004-12, Class 3A6, 1.46%, 12/25/2034(a)	161,007	144,455

Series 2005-AR4, Class 6A1, 4.66%, 07/25/2035(a)	105,067	98,075

Invitation Homes Trust, Series 2018-SFR4, Class C, 6.55% (1 mo. USD LIBOR + 1.40%), 01/17/2038(e)(g)	4,228,805	4,202,875
JP Morgan Mortgage Trust,

Series 2005-A1, Class 3A1, 4.16%, 02/25/2035(a)	379,297	356,992

Series 2005-A3, Class 6A5, 4.40%, 06/25/2035(a)	182,959	181,448

Series 2014-1, Class 1A17, 0.79%, 01/25/2044(a)(g)	559,968	512,549

Series 2015-3, Class A3, 3.50%, 05/25/2045(a)(g)	573,592	515,591

Series 2017-5, Class A1, 3.36%, 10/26/2048(a)(g)	369,892	360,897

Series 2019-INV2, Class A15, 3.50%, 02/25/2050(a)(g)	145,530	129,518

Luminent Mortgage Trust, Series 2006-1, Class A1, 5.87% (1 mo. USD LIBOR + 0.72%), 04/25/2036(e)	30,153	25,460

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A2, 4.58%, 04/21/2034(a)	101,820	98,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Quality Income Fund

	Principal Amount	Value

Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 2.39%, 11/25/2035	$213,448	$197,843

Series 2005-A, Class A1, 5.61% (1 mo. USD LIBOR + 0.46%), 03/25/2030(e)	240,351	220,722

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.99%, 12/15/2050(d)	5,432,250	169,776

Progress Residential Trust, Series 2020-SFR1, Class C, 2.18%, 04/17/2037(g)	2,500,000	2,315,105

Residential Accredit Loans, Inc. Trust,
Series 2006-QO2, Class A2, 5.69% (1 mo. USD LIBOR + 0.54%), 02/25/2046(e)	40,763	8,648

Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	27,534	20,808

Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(g)	5,610,803	4,076,613

SGR Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, 12/25/2061(a)(g)	6,975,462	5,681,703

Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(a)(g)	372,072	341,873

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-13, Class A2, 5.45% (1 mo. USD LIBOR + 0.30%), 09/25/2034(e)	228,338	205,109

Series 2004-20, Class 3A1, 3.93%, 01/25/2035(a)	44,227	43,805

Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 2A1, 5.61% (1 mo. USD LIBOR + 0.46%), 05/25/2045(e)	431,533	391,264

Structured Asset Sec Mortgage Pass-Through Ctfs., Series 2002-21A, Class B1II, 6.04%, 11/25/2032(a)	23,076	22,849

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.22%, 11/15/2050(d)	10,134,855	296,942

Vendee Mortgage Trust,
Series 1999-3, Class IO, 0.00%, 10/15/2029(d)	3,563,900	4

Series 2001-3, Class IO, 0.00%, 10/15/2031(d)	1,883,176	2

Series 2002-2, Class IO, 0.00%, 01/15/2032(d)	5,027,841	434

Series 2002-3, Class IO, 0.25%, 08/15/2032(d)	5,880,393	28,463

Series 2003-1, Class IO, 0.05%, 11/15/2032(d)	9,396,518	17,020

Verus Securitization Trust, Series 2019-INV3, Class A2, 2.95%, 11/25/2059(a)(g)	865,591	830,401

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 4.23%, 10/25/2033(a)	130,026	123,005

Series 2007-HY2, Class 2A1, 3.87%, 11/25/2036(a)	42,805	38,374

	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 1.01%, 12/15/2050(d)	$9,045,970	$279,105

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(g)	2,849,250	2,383,668

Total Asset-Backed Securities (Cost $45,733,189)		38,688,341

Agency Credit Risk Transfer Notes–3.64%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1, 7.17% (30 Day Average SOFR + 2.10%), 03/25/2042(e)(g)	4,360,432	4,379,132

Series 2022-R06, Class 1M1, 7.82% (30 Day Average SOFR + 2.75%), 05/25/2042(e)(g)	3,440,208	3,508,939

Series 2023-R02, Class 1M2, 8.42% (30 Day Average SOFR + 3.35%), 01/25/2043(e)(g)	5,550,000	5,647,736

Freddie Mac,
Series 2022-DNA4, Class M1B, STACR®, 8.42% (30 Day Average SOFR + 3.35%), 05/25/2042(e)(g)	4,615,000	4,672,404

Series 2022-HQA3, Class M1, STACR®, 7.37% (30 Day Average SOFR + 2.30%), 08/25/2042(e)(g)	4,928,675	4,962,413

Total Agency Credit Risk Transfer Notes (Cost $23,027,552)		23,170,624

Certificates of Deposit–2.98%
Diversified Banks–2.98%
Canadian Imperial Bank of Commerce (Canada), 5.79% (SOFR + 0.73%), 08/04/2023(e)	9,000,000	9,000,000

Wells Fargo Bank N.A., 5.56% (SOFR + 0.50%), 01/19/2024(e)	10,000,000	10,007,266

Total Certificates of Deposit (Cost $19,000,000)		19,007,266

U.S. Treasury Securities–0.21%
U.S. Treasury Bills–0.21%
4.74% - 4.79%, 04/18/2024 (Cost $1,329,746)(i)(j)	1,381,000	1,323,733

	Shares
Money Market Funds–1.16%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(k)(l) (Cost $7,413,224)	7,413,224	7,413,224

TOTAL INVESTMENTS IN SECURITIES–129.62% (Cost $903,804,608)		826,040,184

OTHER ASSETS LESS LIABILITIES–(29.62)%		(188,786,398)

NET ASSETS–100.00%		$637,253,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Quality Income Fund

Investment Abbreviations:

COFI	– Cost of Funds Index
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
MTA	– Moving Treasury Average
PO	– Principal Only
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on June 30, 2023.

(b)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(c)	Zero coupon bond issued at a discount.
(d)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on June 30, 2023.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2023.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2023 was $110,959,962, which represented 17.41% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended June 30, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value June 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,552,417	$81,951,225	$(91,090,418)	$-	$-	$7,413,224	$198,862

(l)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	71	September-2023	$8,409,063	$(79,320)	$(79,320)

U.S. Treasury Long Bonds	93	September-2023	11,802,281	21,070	21,070

U.S. Treasury Ultra Bonds	7	September-2023	953,531	12,687	12,687

Subtotal–Long Futures Contracts				(45,563)	(45,563)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 2 Year Notes	163	September-2023	(33,145,031)	459,827	459,827

U.S. Treasury 5 Year Notes	345	September-2023	(36,947,344)	716,930	716,930

U.S. Treasury 10 Year Notes	41	September-2023	(4,602,891)	87,283	87,283

Subtotal–Short Futures Contracts				1,264,040	1,264,040

Total Futures Contracts				$1,218,477	$1,218,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Quality Income Fund

Portfolio Composition

By security type, based on Total Investments

as of June 30, 2023

U.S. Government Sponsored Agency Mortgage-Backed Securities	81.42%

Commercial Paper	7.73

Asset-Backed Securities	4.68

Agency Credit Risk Transfer Notes	2.81

Certificates of Deposit	2.30

Security types each less than 1% of portfolio	0.16

Money Market Funds	0.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Quality Income Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 896,391,384)	$818,626,960

Investments in affiliated money market funds, at value (Cost $ 7,413,224)	7,413,224

Other investments:
Variation margin receivable – futures contracts	98,921

Cash collateral – TBA commitments	287,226

Cash	65,028

Receivable for:
Investments sold	923

Fund shares sold	1,146,402

Dividends	22,120

Interest	2,417,742

Principal paydowns	509

Investment for trustee deferred compensation and retirement plans	214,141

Other assets	76,247

Total assets	830,369,443

Liabilities:
Payable for:
TBA sales commitment	190,844,969

Dividends	281,959

Fund shares reacquired	1,357,295

Accrued fees to affiliates	331,303

Accrued other operating expenses	78,048

Trustee deferred compensation and retirement plans	222,083

Total liabilities	193,115,657

Net assets applicable to shares outstanding	$637,253,786

Net assets consist of:
Shares of beneficial interest	$861,846,682

Distributable earnings (loss)	(224,592,896)

$637,253,786

Net Assets:
Class A	$491,839,183

Class C	$18,158,510

Class R	$18,079,514

Class Y	$87,442,838

Class R5	$160,420

Class R6	$21,573,321

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	50,770,425

Class C	1,885,588

Class R	1,867,492

Class Y	8,992,188

Class R5	16,538

Class R6	2,218,426

Class A:
Net asset value per share	$9.69

Maximum offering price per share (Net asset value of $9.69 ÷ 95.75%)	$10.12

Class C:
Net asset value and offering price per share	$9.63

Class R:
Net asset value and offering price per share	$9.68

Class Y:
Net asset value and offering price per share	$9.72

Class R5:
Net asset value and offering price per share	$9.70

Class R6:
Net asset value and offering price per share	$9.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Quality Income Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Interest	$10,697,749

Dividends from affiliated money market funds	198,862

Total investment income	10,896,611

Expenses:
Advisory fees	1,358,308

Administrative services fees	48,452

Custodian fees	20,329

Distribution fees:
Class A	614,299

Class C	91,734

Class R	48,332

Transfer agent fees – A, C, R and Y	459,766

Transfer agent fees – R5	74

Transfer agent fees – R6	3,219

Trustees’ and officers’ fees and benefits	8,609

Registration and filing fees	48,633

Reports to shareholders	37,317

Professional services fees	34,197

Other	(63,907)

Total expenses	2,709,362

Less: Fees waived and/or expense offset arrangement(s)	(19,736)

Net expenses	2,689,626

Net investment income	8,206,985

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(16,281,031)

Futures contracts	(578,398)

(16,859,429)

Change in net unrealized appreciation of:
Unaffiliated investment securities	20,946,802

Futures contracts	974,388

21,921,190

Net realized and unrealized gain	5,061,761

Net increase in net assets resulting from operations	$13,268,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Quality Income Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income	$8,206,985	$11,487,593

Net realized gain (loss)	(16,859,429)	(35,951,502)

Change in net unrealized appreciation (depreciation)	21,921,190	(80,306,481)

Net increase (decrease) in net assets resulting from operations	13,268,746	(104,770,390)

Distributions to shareholders from distributable earnings:
Class A	(8,805,782)	(16,334,116)

Class C	(251,315)	(478,546)

Class R	(313,439)	(548,387)

Class Y	(1,566,948)	(2,663,489)

Class R5	(2,801)	(6,617)

Class R6	(418,577)	(872,066)

Total distributions from distributable earnings	(11,358,862)	(20,903,221)

Share transactions–net:
Class A	(20,970,217)	(87,661,083)

Class C	(939,904)	(9,564,788)

Class R	(1,474,034)	(1,496,150)

Class Y	5,369,860	(9,384,216)

Class R5	21,158	(302,893)

Class R6	486,669	(7,666,318)

Net increase (decrease) in net assets resulting from share transactions	(17,506,468)	(116,075,448)

Net increase (decrease) in net assets	(15,596,584)	(241,749,059)

Net assets:
Beginning of period	652,850,370	894,599,429

End of period	$637,253,786	$652,850,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Quality Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/23	$ 9.66	$ 0.12	$0.08	$0.20	$(0.17)	$ 9.69	2.07	%(d)	$491,839	0.84	%(d)(e)	0.85	%(d)(e)	2.53	%(d)(e)	242%
Year ended 12/31/22	11.36	0.16	(1.57)	(1.41)	(0.29)	9.66	(12.52	)(d)	511,108	0.85	(d)	0.85	(d)	1.53	(d)	520
Year ended 12/31/21	11.90	0.07	(0.25)	(0.18)	(0.36)	11.36	(1.55	)(f)	697,347	0.84	(f)	0.86	(f)	0.57	(f)	401
Year ended 12/31/20	11.72	0.26	0.36	0.62	(0.44)	11.90	5.33	(f)	816,715	0.83	(f)	0.85	(f)	2.15	(f)	979
Year ended 12/31/19	11.48	0.35	0.33	0.68	(0.44)	11.72	5.97	(d)	301,996	0.92	(d)	0.92	(d)	3.04	(d)	448
Year ended 12/31/18	11.95	0.36	(0.38)	(0.02)	(0.45)	11.48	(0.15	)(d)	308,880	0.94	(d)	0.94	(d)	3.10	(d)	416
Class C
Six months ended 06/30/23	9.60	0.09	0.07	0.16	(0.13)	9.63	1.69		18,159	1.60	(e)	1.61	(e)	1.77	(e)	242
Year ended 12/31/22	11.28	0.08	(1.55)	(1.47)	(0.21)	9.60	(13.12)		19,025	1.61		1.61		0.77		520
Year ended 12/31/21	11.82	(0.02)	(0.25)	(0.27)	(0.27)	11.28	(2.35	)(f)	32,752	1.62	(f)	1.62	(f)	(0.21	)(f)	401
Year ended 12/31/20	11.64	0.16	0.37	0.53	(0.35)	11.82	4.57	(f)	53,821	1.60	(f)	1.60	(f)	1.38	(f)	979
Year ended 12/31/19	11.40	0.27	0.32	0.59	(0.35)	11.64	5.19		8,659	1.68		1.68		2.28		448
Year ended 12/31/18	11.87	0.27	(0.38)	(0.11)	(0.36)	11.40	(0.93)		9,179	1.70		1.70		2.34		416
Class R
Six months ended 06/30/23	9.65	0.11	0.08	0.19	(0.16)	9.68	1.94		18,080	1.10	(e)	1.11	(e)	2.27	(e)	242
Year ended 12/31/22	11.35	0.13	(1.57)	(1.44)	(0.26)	9.65	(12.76)		19,497	1.11		1.11		1.27		520
Year ended 12/31/21	11.89	0.03	(0.25)	(0.22)	(0.32)	11.35	(1.84)		24,551	1.12		1.12		0.29		401
Period ended 12/31/20(g)	11.79	0.14	0.21	0.35	(0.25)	11.89	2.99		27,785	1.10	(e)	1.10	(e)	1.88	(e)	979
Class Y
Six months ended 06/30/23	9.70	0.14	0.06	0.20	(0.18)	9.72	2.08		87,443	0.60	(e)	0.61	(e)	2.77	(e)	242
Year ended 12/31/22	11.40	0.18	(1.57)	(1.39)	(0.31)	9.70	(12.26)		82,042	0.61		0.61		1.77		520
Year ended 12/31/21	11.95	0.10	(0.26)	(0.16)	(0.39)	11.40	(1.35)		106,019	0.57		0.62		0.84		401
Year ended 12/31/20	11.77	0.29	0.36	0.65	(0.47)	11.95	5.59		185,925	0.52		0.61		2.46		979
Year ended 12/31/19	11.53	0.38	0.33	0.71	(0.47)	11.77	6.21		20,339	0.68		0.68		3.28		448
Year ended 12/31/18	12.00	0.39	(0.38)	0.01	(0.48)	11.53	0.11		13,189	0.70		0.70		3.34		416
Class R5
Six months ended 06/30/23	9.67	0.14	0.07	0.21	(0.18)	9.70	2.21		160	0.56	(e)	0.56	(e)	2.81	(e)	242
Year ended 12/31/22	11.37	0.19	(1.57)	(1.38)	(0.32)	9.67	(12.26)		139	0.57		0.57		1.81		520
Year ended 12/31/21	11.91	0.10	(0.25)	(0.15)	(0.39)	11.37	(1.29)		489	0.56		0.57		0.85		401
Year ended 12/31/20	11.76	0.30	0.33	0.63	(0.48)	11.91	5.42		395	0.46		0.46		2.52		979
Year ended 12/31/19	11.52	0.40	0.32	0.72	(0.48)	11.76	6.36		132,657	0.55		0.55		3.41		448
Year ended 12/31/18	12.00	0.40	(0.39)	0.01	(0.49)	11.52	0.16		142,812	0.56		0.56		3.48		416
Class R6
Six months ended 06/30/23	9.70	0.14	0.07	0.21	(0.19)	9.72	2.14		21,573	0.49	(e)	0.49	(e)	2.88	(e)	242
Year ended 12/31/22	11.40	0.20	(1.57)	(1.37)	(0.33)	9.70	(12.16)		21,040	0.50		0.50		1.88		520
Year ended 12/31/21	11.95	0.11	(0.26)	(0.15)	(0.40)	11.40	(1.30)		33,442	0.51		0.51		0.90		401
Year ended 12/31/20	11.77	0.30	0.36	0.66	(0.48)	11.95	5.69		33,032	0.46		0.46		2.52		979
Year ended 12/31/19	11.53	0.40	0.32	0.72	(0.48)	11.77	6.35		22,379	0.55		0.55		3.41		448
Year ended 12/31/18	12.00	0.40	(0.38)	0.02	(0.49)	11.53	0.25		19,097	0.56		0.56		3.48		416

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,606,141,382 in connection with the acquisition of Invesco Oppenheimer Limited-Term Government Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended June 30, 2023 and for the years ended December 31, 2022, 2019 and 2018, respectively.

(e)	Annualized.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.99% for Class A and Class C shares for the years ended December 31, 2021 and 2020, respectively.

(g)	Commencement date of May 15, 2020 for Class R.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Quality Income Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Quality Income Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

16	Invesco Quality Income Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

I.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

K.

Other Risks – Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and

17	Invesco Quality Income Fund

asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $100 million	0.4700%

Next $150 million	0.4400%

Next $250 million	0.4125%

Next $2 billion	0.3825%

Next $2.5 billion	0.3800%

Next $2.5 billion	0.3650%

Next $2.5 billion	0.3400%

Next $2.5 billion	0.2950%

Over $12.5 billion	0.2700%

For the six months ended June 30, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2023, the Adviser waived advisory fees of $4,079.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to 0.50% of the average net assets of Class R shares. Prior to February 10, 2023, the Fund pursuant to the Class R Plan, paid IDI compensation at the annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $10,039 in front-end sales commissions from the sale of Class A shares and $49 and $93 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

18	Invesco Quality Income Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Sponsored Agency Mortgage-Backed Securities	$–	$672,554,975	$–	$672,554,975

Commercial Paper	–	49,882,021	14,000,000	63,882,021

Asset-Backed Securities	–	38,688,341	–	38,688,341

Agency Credit Risk Transfer Notes	–	23,170,624	–	23,170,624

Certificates of Deposit	–	19,007,266	–	19,007,266

U.S. Treasury Securities	–	1,323,733	–	1,323,733

Money Market Funds	7,413,224	–	–	7,413,224

Total Investments in Securities	7,413,224	804,626,960	14,000,000	826,040,184

Other Investments - Assets*

Futures Contracts	1,297,797	–	–	1,297,797

Other Investments - Liabilities*

Futures Contracts	(79,320)	–	–	(79,320)

Total Other Investments	1,218,477	–	–	1,218,477

Total Investments	$8,631,701	$804,626,960	$14,000,000	$827,258,661

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended June 30, 2023:

	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Value 06/30/23

Commercial Paper	$-	$14,000,000	$-	$-	$-	$-	$-	$-	$14,000,000

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 06/30/23	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

Toronto-Dominion Bank (The)	$14,000,000	Purchase Price	Original Cost	N/A	100% of Par (a)

(a)

The Fund values certain fixed income securities at the original purchase price when they are new issues and not initially covered by a pricing vendor. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

19	Invesco Quality Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2023:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$1,297,797

Derivatives not subject to master netting agreements	(1,297,797)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(79,320)

Derivatives not subject to master netting agreements	79,320

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(578,398)

Change in Net Unrealized Appreciation:
Futures contracts	974,388

Total	$ 395,990

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$107,219,913

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,657.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20	Invesco Quality Income Fund

The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$73,818,980	$56,249,613	$130,068,593

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $5,202,493 and $18,071,500, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 2,328,840

Aggregate unrealized (depreciation) of investments	(79,194,021)

Net unrealized appreciation (depreciation) of investments	$(76,865,181)

Cost of investments for tax purposes is $904,123,842.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,347,526	$13,182,319	3,372,175	$35,129,235

Class C	222,816	2,172,171	390,796	4,059,915

Class R	94,603	929,319	352,401	3,685,988

Class Y	2,853,453	28,181,916	4,316,746	44,291,312

Class R5	1,944	18,911	18,411	194,453

Class R6	356,957	3,520,752	406,909	4,263,706

Issued as reinvestment of dividends:
Class A	766,781	7,515,436	1,370,790	13,965,439

Class C	23,237	226,355	41,871	424,011

Class R	31,443	307,894	53,209	540,200

Class Y	126,303	1,242,321	202,453	2,061,206

Class R5	266	2,610	517	5,374

Class R6	35,958	353,721	63,882	654,044

Automatic conversion of Class C shares to Class A shares:
Class A	121,213	1,189,545	355,040	3,669,718

Class C	(121,943)	(1,189,545)	(357,288)	(3,669,718)

Reacquired:
Class A	(4,371,197)	(42,857,517)	(13,604,332)	(140,425,475)

Class C	(219,720)	(2,148,885)	(996,999)	(10,378,996)

Class R	(278,117)	(2,711,247)	(549,950)	(5,722,338)

Class Y	(2,447,000)	(24,054,377)	(5,360,927)	(55,736,734)

Class R5	(37)	(363)	(47,530)	(502,720)

Class R6	(344,004)	(3,387,804)	(1,234,913)	(12,584,068)

Net increase (decrease) in share activity	(1,799,518)	$(17,506,468)	(11,206,739)	$(116,075,448)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21	Invesco Quality Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,020.70	$4.21	$1,020.63	$4.21	0.84%
Class C	1,000.00	1,016.90	8.00	1,016.86	8.00	1.60
Class R	1,000.00	1,019.40	5.51	1,019.34	5.51	1.10
Class Y	1,000.00	1,020.80	3.01	1,021.82	3.01	0.60
Class R5	1,000.00	1,022.10	2.81	1,022.02	2.81	0.56
Class R6	1,000.00	1,021.40	2.46	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22	Invesco Quality Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Quality Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco

Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Mortgage-Backed Securities Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the

23	Invesco Quality Income Fund

performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective May 2020. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub- Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with

Rule 2a-7 (collectively, referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Quality Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	VK-QINC-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Select Risk: Conservative Investor Fund

Nasdaq:

A: OACIX ∎ C: OCCIX ∎ R: ONCIX ∎ Y: OYCIX ∎ R5: PXCIX ∎ R6: PXCCX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.19%
Class C Shares	3.87
Class R Shares	4.08
Class Y Shares	4.30
Class R5 Shares	4.45
Class R6 Shares	4.33
Bloomberg Global Aggregate USD Hedged Index▼	2.96
MSCI All Country World Index▼	13.93
Custom Invesco Select Risk: Conservative Investor Index∎	5.14

Source(s): ▼RIMES Technologies Corp.; ∎ Invesco, RIMES Technologies Corp.
The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.

   The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco Select Risk: Conservative Investor Index is composed of 20% MSCI All Country World Index and 80% Bloomberg Global Aggregate USD Hedged Index.

   The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

   A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

   Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Select Risk: Conservative Investor Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	1.67%
10 Years	2.25
5 Years	0.28
1 Year	-3.17

Class C Shares
Inception (4/5/05)	1.63%
10 Years	2.22
5 Years	0.65
1 Year	0.68

Class R Shares
Inception (4/5/05)	1.70%
10 Years	2.57
5 Years	1.16
1 Year	2.14

Class Y Shares
Inception (4/5/05)	2.26%
10 Years	3.09
5 Years	1.66
1 Year	2.68

Class R5 Shares
10 Years	2.97%
5 Years	1.69
1 Year	2.83

Class R6 Shares
10 Years	2.95%
5 Years	1.67
1 Year	2.71

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Conservative Investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: Conservative Investor Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Select Risk: Conservative Investor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Select Risk: Conservative Investor Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco Select Risk: Conservative Investor Fund
Schedule of Investments in Affiliated Issuers–99.58%(a)
	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/23	Value 06/30/23

Alternative Funds–4.90%
Invesco Global Real Estate Income Fund, Class R6	1.96%	$7,579,479	$362,521	$(808,047)	$144,186	$33,192	$105,069	929,013	$7,311,331

Invesco Macro Allocation Strategy Fund, Class R6(b)	2.94%	10,596,254	801,677	(278,603)	(125,980)	(34,697)	–	1,478,900	10,958,651

Total Alternative Funds		18,175,733	1,164,198	(1,086,650)	18,206	(1,505)	105,069		18,269,982

Domestic Equity Funds–10.76%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	2.14%	5,293,956	2,359,554	(398,246)	711,786	(1,116)	–	284,295	7,965,934

Invesco Main Street Small Cap Fund, Class R6	1.35%	4,735,550	432,556	(597,586)	538,424	(80,122)	–	257,229	5,028,822

Invesco Russell 1000® Dynamic Multifactor ETF	2.81%	9,843,737	301,923	(1,052,446)	1,393,056	(22,722)	81,972	213,629	10,463,548

Invesco S&P 500® Low Volatility ETF	2.20%	9,570,047	428,391	(1,599,644)	(123,013)	(60,107)	100,053	130,802	8,215,674

Invesco S&P 500® Pure Growth ETF	1.25%	8,729,704	698,705	(4,637,915)	(379,288)	267,352	62,101	30,667	4,678,558

Invesco S&P 500® Pure Value ETF	1.01%	5,754,378	–	(1,950,778)	(426,632)	392,195	56,816	48,603	3,769,163

Total Domestic Equity Funds		43,927,372	4,221,129	(10,236,615)	1,714,333	495,480	300,942		40,121,699

Fixed Income Funds–77.29%
Invesco 1-30 Laddered Treasury ETF	12.59%	62,791,886	1,323,598	(18,418,300)	4,825,604	(3,569,239)	658,933	1,609,652	46,953,549

Invesco Core Plus Bond Fund, Class R6	17.51%	74,777,453	2,181,607	(11,351,812)	2,688,984	(3,012,266)	1,596,263	7,205,736	65,283,966

Invesco Floating Rate ESG Fund, Class R6	0.75%	–	2,786,405	–	–	–	6,406	411,581	2,786,405

Invesco Fundamental High Yield® Corporate Bond ETF	–	18,476,144	161,674	(18,644,857)	1,673,557	(1,666,518)	183,207	–	–

Invesco High Yield Fund, Class R6	10.49%	–	39,318,681	(441,201)	225,279	5,379	653,007	11,435,128	39,108,138

Invesco Income Fund, Class R6	0.99%	6,402,490	140,340	(2,890,933)	(15,031)	34,567	139,731	538,333	3,671,433

Invesco International Bond Fund, Class R6	7.75%	15,870,511	15,068,197	(2,587,098)	698,809	(151,086)	512,961	6,658,832	28,899,333

Invesco Master Loan Fund, Class R6	6.75%	28,835,120	1,353,251	(4,733,840)	(17,450)	(254,280)	1,338,415	1,678,507	25,182,801

Invesco Taxable Municipal Bond ETF(c)	8.30%	37,958,912	660,012	(8,933,967)	3,475,815	(2,235,120)	632,826	1,164,808	30,925,652

Invesco Variable Rate Investment Grade ETF	12.16%	34,878,214	12,064,976	(1,959,774)	342,937	1,324	1,141,630	1,821,120	45,327,677

Total Fixed Income Funds		279,990,730	75,058,741	(69,961,782)	13,898,504	(10,847,239)	6,863,379		288,138,954

Foreign Equity Funds–6.01%
Invesco Developing Markets Fund, Class R6	1.24%	5,760,099	–	(1,748,910)	1,394,784	(806,920)	–	118,532	4,599,053

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0.94%	–	3,711,371	(386,301)	173,602	17,155	50,695	78,199	3,515,827

Invesco Global Infrastructure Fund, Class R6	0.95%	3,674,829	44,981	(155,195)	(30,056)	(15,597)	40,722	307,333	3,518,962

Invesco International Select Equity Fund, Class R6	0.00%	4,560,426	–	(4,766,782)	1,606,909	(1,400,550)	–	–	3

Invesco Oppenheimer International Growth Fund, Class R6	0.96%	–	3,760,498	(484,100)	282,209	24,786	–	93,757	3,583,393

Invesco RAFI™ Strategic Developed ex-US ETF	–	5,830,446	–	(6,003,114)	596,541	(423,873)	–	–	–

Invesco S&P Emerging Markets Low Volatility ETF	0.97%	3,748,559	20,520	(225,688)	108,928	(25,229)	55,130	154,213	3,627,090

Invesco S&P International Developed Low Volatility ETF	0.95%	3,768,321	10,787	(309,609)	91,341	(7,802)	78,781	129,910	3,553,038

Total Foreign Equity Funds		27,342,680	7,548,157	(14,079,699)	4,224,258	(2,638,030)	225,328		22,397,366

Money Market Funds–0.62%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)	0.22%	700,953	15,012,873	(14,901,637)	–	–	22,716	812,189	812,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Select Risk: Conservative Investor Fund

Invesco Select Risk: Conservative Investor Fund (continued)
Schedule of Investments in Affiliated Issuers–99.58%(a)
	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 06/30/23	Value 06/30/23

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)	0.15%	$500,821	$10,723,481	$(10,644,027)	$(43)	$(404)	$16,609		579,771	$579,828

Invesco Treasury Portfolio, Institutional Class, 5.03%(d)	0.25%	801,089	17,157,569	(17,030,442)	–	–	25,907		928,216	928,216

Total Money Market Funds		2,002,863	42,893,923	(42,576,106)	(43)	(404)	65,232			2,320,233

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $398,684,724)	99.58%	371,439,378	130,886,148	(137,940,852)	19,855,258	(12,991,698)	7,559,950			371,248,234

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.18%
Invesco Private Government Fund, 5.10%(d)(e)	0.33%	–	18,586,229	(17,352,247)	–	–	81,697	(f)	1,233,982	1,233,982

Invesco Private Prime Fund, 5.23%(d)(e)	0.85%	–	45,676,136	(42,499,555)	(320)	(3,166)	218,922	(f)	3,173,413	3,173,095

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,407,397)	1.18%	–	64,262,365	(59,851,802)	(320)	(3,166)	300,619			4,407,077

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $403,092,121)	100.76%	$371,439,378	$195,148,513	$(197,792,654)	$19,854,938	$(12,994,864)	$7,860,569			$375,655,311

OTHER ASSETS LESS LIABILITIES	(0.76)%									(2,826,324)

NET ASSETS	100.00%									$372,828,987

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2023.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

Portfolio Composition*

By fund type, based on total investments

as of June 30, 2023

Fixed Income Funds	76.70%

Equity Funds	16.65

Alternative Funds	4.86

Money Market Funds	1.79

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Select Risk: Conservative Investor Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in affiliated underlying funds, at value (Cost $403,092,121)*	$375,655,311

Other investments:
Variation margin receivable – futures contracts	1,982,758

Cash	10,000

Receivable for:
Fund shares sold	310,828

Dividends - affiliated underlying funds	948,370

Investment for trustee deferred compensation and retirement plans	39,081

Other assets	89,901

Total assets	379,036,249

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	957,006

Fund shares reacquired	601,320

Collateral upon return of securities loaned	4,407,397

Accrued fees to affiliates	169,521

Accrued trustees’ and officers’ fees and benefits	3,330

Accrued other operating expenses	29,607

Trustee deferred compensation and retirement plans	39,081

Total liabilities	6,207,262

Net assets applicable to shares outstanding	$372,828,987

Net assets consist of:

Shares of beneficial interest	$418,329,698

Distributable earnings	(45,500,711)

$372,828,987

Net Assets:
Class A	$289,577,527

Class C	$35,039,040

Class R	$41,215,255

Class Y	$6,966,154

Class R5	$8,893

Class R6	$22,118

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	34,285,500

Class C	4,206,934

Class R	4,895,979

Class Y	820,369

Class R5	1,053

Class R6	2,620

Class A:
Net asset value per share	$8.45

Maximum offering price per share (Net asset value of $8.45 ÷ 94.50%)	$8.94

Class C:
Net asset value and offering price per share	$8.33

Class R:
Net asset value and offering price per share	$8.42

Class Y:
Net asset value and offering price per share	$8.49

Class R5:
Net asset value and offering price per share	$8.45

Class R6:
Net asset value and offering price per share	$8.44

*	At June 30, 2023, security with a value of $4,334,500 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Conservative Investor Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Dividends from affiliated underlying funds (includes net securities lending income of $ 53,994)	$7,613,944

Interest	83,987

Total investment income	7,697,931

Expenses:

Custodian fees	6,743

Distribution fees:
Class A	349,983

Class C	186,339

Class R	102,652

Transfer agent fees – A, C, R and Y	223,745

Transfer agent fees – R5	1

Transfer agent fees – R6	1

Trustees’ and officers’ fees and benefits	8,376

Registration and filing fees	51,001

Reports to shareholders	12,894

Professional services fees	19,431

Other	7,775

Total expenses	968,941

Less: Expense offset arrangement(s)	(8,504)

Net expenses	960,437

Net investment income	6,737,494

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Affiliated underlying fund shares	(12,994,864)

Foreign currencies	(1)

Futures contracts	(585,887)

(13,580,752)

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	19,854,938

Foreign currencies	(257,128)

Futures contracts	2,567,750

22,165,560

Net realized and unrealized gain	8,584,808

Net increase in net assets resulting from operations	$15,322,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Conservative Investor Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:

Net investment income	$6,737,494	$8,927,132

Net realized gain (loss)	(13,580,752)	(15,557,895)

Change in net unrealized appreciation (depreciation)	22,165,560	(66,685,187)

Net increase (decrease) in net assets resulting from operations	15,322,302	(73,315,950)

Distributions to shareholders from distributable earnings:

Class A	–	(7,877,419)

Class C	–	(739,246)

Class R	–	(1,002,758)

Class Y	–	(203,313)

Class R5	–	(275)

Class R6	–	(275)

Total distributions from distributable earnings	–	(9,823,286)

Share transactions–net:

Class A	(9,749,570)	(6,424,050)

Class C	(4,756,216)	(11,238,113)

Class R	(1,278,116)	625,963

Class Y	(297,440)	602,418

Class R6	12,992	(7,827)

Net increase (decrease) in net assets resulting from share transactions	(16,068,350)	(16,441,609)

Net increase (decrease) in net assets	(746,048)	(99,580,845)

Net assets:

Beginning of period	373,575,035	473,155,880

End of period	$372,828,987	$373,575,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Conservative Investor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets		Portfolio turnover (e)
Class A
Six months ended 06/30/23	$ 8.11	$0.15	$ 0.19	$ 0.34	$ –	$ –	$ –	$ 8.45	4.19	%(f)	$289,578	0.42	%(f)(g)	0.42	%(f)(g)	3.69	%(f)(g)	24%
Year ended 12/31/22	9.88	0.20	(1.74)	(1.54)	(0.16)	(0.07)	(0.23)	8.11	(15.62	)(f)	287,368	0.41	(f)	0.41	(f)	2.32	(f)	21
Year ended 12/31/21	10.03	0.17	0.14	0.31	(0.35)	(0.11)	(0.46)	9.88	3.11	(f)	357,004	0.37	(f)	0.42	(f)	1.68	(f)	27
Year ended 12/31/20	9.46	0.18	0.60	0.78	(0.21)	–	(0.21)	10.03	8.29	(f)	451,258	0.33	(f)	0.43	(f)	1.85	(f)	80
Eleven months ended 12/31/19	9.31	0.21	0.56	0.77	(0.33)	(0.29)	(0.62)	9.46	8.26		415,244	0.43	(g)	0.53	(g)	2.39	(g)	6
Year ended 01/31/19	9.67	0.22	(0.37)	(0.15)	(0.21)	–	(0.21)	9.31	(1.49)		396,318	0.42		0.52		2.35		45
Year ended 01/31/18	9.02	0.17	0.69	0.86	(0.21)	–	(0.21)	9.67	9.53		445,732	0.42		0.53		1.82		7
Class C
Six months ended 06/30/23	8.02	0.12	0.19	0.31	–	–	–	8.33	3.87		35,039	1.18	(g)	1.18	(g)	2.93	(g)	24
Year ended 12/31/22	9.77	0.14	(1.73)	(1.59)	(0.09)	(0.07)	(0.16)	8.02	(16.34)		38,359	1.17		1.17		1.56		21
Year ended 12/31/21	9.92	0.09	0.14	0.23	(0.27)	(0.11)	(0.38)	9.77	2.31		59,281	1.13		1.18		0.92		27
Year ended 12/31/20	9.35	0.10	0.61	0.71	(0.14)	–	(0.14)	9.92	7.55		68,581	1.09		1.19		1.09		80
Eleven months ended 12/31/19	9.20	0.14	0.55	0.69	(0.25)	(0.29)	(0.54)	9.35	7.48		88,939	1.19	(g)	1.29	(g)	1.63	(g)	6
Year ended 01/31/19	9.56	0.15	(0.38)	(0.23)	(0.13)	–	(0.13)	9.20	(2.30)		125,385	1.17		1.27		1.60		45
Year ended 01/31/18	8.92	0.10	0.67	0.77	(0.13)	–	(0.13)	9.56	8.69		139,290	1.17		1.28		1.06		7
Class R
Six months ended 06/30/23	8.09	0.14	0.19	0.33	–	–	–	8.42	4.08		41,215	0.68	(g)	0.68	(g)	3.43	(g)	24
Year ended 12/31/22	9.86	0.17	(1.74)	(1.57)	(0.13)	(0.07)	(0.20)	8.09	(15.90)		40,864	0.67		0.67		2.06		21
Year ended 12/31/21	10.01	0.14	0.14	0.28	(0.32)	(0.11)	(0.43)	9.86	2.84		49,057	0.63		0.68		1.42		27
Year ended 12/31/20	9.44	0.15	0.61	0.76	(0.19)	–	(0.19)	10.01	8.03		51,481	0.59		0.69		1.59		80
Eleven months ended 12/31/19	9.29	0.19	0.55	0.74	(0.30)	(0.29)	(0.59)	9.44	7.99		49,017	0.68	(g)	0.78	(g)	2.13	(g)	6
Year ended 01/31/19	9.65	0.20	(0.37)	(0.17)	(0.19)	–	(0.19)	9.29	(1.73)		44,044	0.67		0.77		2.10		45
Year ended 01/31/18	9.01	0.15	0.67	0.82	(0.18)	–	(0.18)	9.65	9.18		45,605	0.66		0.77		1.59		7
Class Y
Six months ended 06/30/23	8.14	0.16	0.19	0.35	–	–	–	8.49	4.30		6,966	0.18	(g)	0.18	(g)	3.93	(g)	24
Year ended 12/31/22	9.93	0.22	(1.76)	(1.54)	(0.18)	(0.07)	(0.25)	8.14	(15.53)		6,967	0.17		0.17		2.56		21
Year ended 12/31/21	10.08	0.20	0.14	0.34	(0.38)	(0.11)	(0.49)	9.93	3.38		7,785	0.13		0.18		1.92		27
Year ended 12/31/20	9.49	0.20	0.63	0.83	(0.24)	–	(0.24)	10.08	8.71		8,821	0.09		0.19		2.09		80
Eleven months ended 12/31/19	9.34	0.23	0.56	0.79	(0.35)	(0.29)	(0.64)	9.49	8.47		8,189	0.19	(g)	0.29	(g)	2.63	(g)	6
Year ended 01/31/19	9.71	0.24	(0.38)	(0.14)	(0.23)	–	(0.23)	9.34	(1.31)		6,671	0.18		0.28		2.59		45
Year ended 01/31/18	9.06	0.20	0.68	0.88	(0.23)	–	(0.23)	9.71	9.78		6,195	0.17		0.28		2.14		7
Class R5
Six months ended 06/30/23	8.09	0.17	0.19	0.36	–	–	–	8.45	4.45		9	0.08	(g)	0.08	(g)	4.03	(g)	24
Year ended 12/31/22	9.87	0.23	(1.75)	(1.52)	(0.19)	(0.07)	(0.26)	8.09	(15.42)		9	0.07		0.07		2.66		21
Year ended 12/31/21	10.03	0.20	0.14	0.34	(0.39)	(0.11)	(0.50)	9.87	3.38		10	0.10		0.15		1.95		27
Year ended 12/31/20	9.45	0.20	0.62	0.82	(0.24)	–	(0.24)	10.03	8.67		11	0.04		0.14		2.14		80
Period ended 12/31/19(h)	9.50	0.16	0.43	0.59	(0.35)	(0.29)	(0.64)	9.45	6.30		10	0.15	(g)	0.25	(g)	2.67	(g)	6
Class R6
Six months ended 06/30/23	8.09	0.17	0.18	0.35	–	–	–	8.44	4.33		22	0.08	(g)	0.08	(g)	4.03	(g)	24
Year ended 12/31/22	9.87	0.23	(1.75)	(1.52)	(0.19)	(0.07)	(0.26)	8.09	(15.41)		9	0.07		0.07		2.66		21
Year ended 12/31/21	10.03	0.20	0.14	0.34	(0.39)	(0.11)	(0.50)	9.87	3.37		18	0.10		0.15		1.95		27
Year ended 12/31/20	9.45	0.20	0.62	0.82	(0.24)	–	(0.24)	10.03	8.67		11	0.04		0.14		2.14		80
Period ended 12/31/19(h)	9.50	0.16	0.44	0.60	(0.36)	(0.29)	(0.65)	9.45	6.31		10	0.07	(g)	0.17	(g)	2.75	(g)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.42%, 0.42%, 0.47% and 0.55% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.46%, 0.48% and 0.53% for the eleven months ended December 31, 2019, and for the years ended January 31, 2019 and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Conservative Investor Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Conservative Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek total return.

    The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

11	Invesco Select Risk: Conservative Investor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

12	Invesco Select Risk: Conservative Investor Fund

net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $1,191 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Other Risks – Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

    The Adviser has contractually agreed, through at least April 30, 2024, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.50%, 1.25%, 0.75%, 0.25%, 0.25%, and 0.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense

13	Invesco Select Risk: Conservative Investor Fund

reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2024. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees. The Adviser did not reimburse expenses during the period under these expense limits.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $16,574 in front-end sales commissions from the sale of Class A shares and $7,406 and $564 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$368,928,001	$–	$–	$368,928,001

Money Market Funds	2,320,233	4,407,077	–	6,727,310

Total Investments	$371,248,234	$4,407,077	$–	$375,655,311

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2023:

14	Invesco Select Risk: Conservative Investor Fund

Effect of Derivative Investments for the six months ended June 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$105,310	$(691,197)	$(585,887)

Change in Net Unrealized Appreciation:
Futures contracts	26,823	2,540,927	2,567,750

Total	$132,133	$1,849,730	$1,981,863

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$65,583,698

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,504.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,100,876	$9,241,189	$13,342,065

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $87,992,225 and $95,364,746, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 11,373,797

Aggregate unrealized (depreciation) of investments	(39,423,567)

Net unrealized appreciation (depreciation) of investments	$(28,049,770)

    Cost of investments for tax purposes is $403,705,081.

15	Invesco Select Risk: Conservative Investor Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended June 30, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:

Class A	3,856,460	$32,355,119	7,485,091	$65,209,057

Class C	396,428	3,283,262	739,809	6,427,846

Class R	571,208	4,768,637	930,994	8,142,117

Class Y	192,252	1,621,180	249,946	2,190,915

Class R6	1,567	12,992	11	98

Issued as reinvestment of dividends:

Class A	–	–	926,391	7,586,867

Class C	–	–	89,431	725,288

Class R	–	–	122,510	1,000,908

Class Y	–	–	22,710	186,675

Automatic conversion of Class C shares to Class A shares:

Class A	344,531	2,885,971	760,823	6,720,693

Class C	(348,839)	(2,885,971)	(771,541)	(6,720,693)

Reacquired:

Class A	(5,368,551)	(44,990,660)	(9,835,742)	(85,940,667)

Class C	(621,627)	(5,153,507)	(1,341,309)	(11,670,554)

Class R	(726,856)	(6,046,753)	(976,092)	(8,517,062)

Class Y	(227,843)	(1,918,620)	(200,955)	(1,775,172)

Class R6	–	–	(813)	(7,925)

Net increase (decrease) in share activity	(1,931,270)	$(16,068,350)	(1,798,736)	$(16,441,609)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

16	Invesco Select Risk: Conservative Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,041.90	$2.13	$1,022.71	$2.11	0.42%
Class C	1,000.00	1,038.70	5.96	1,018.94	5.91	1.18
Class R	1,000.00	1,040.80	3.44	1,021.42	3.41	0.68
Class Y	1,000.00	1,043.00	0.91	1,023.90	0.90	0.18
Class R5	1,000.00	1,044.50	0.41	1,024.40	0.40	0.08
Class R6	1,000.00	1,043.30	0.41	1,024.40	0.40	0.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17	Invesco Select Risk: Conservative Investor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Risk: Conservative Investor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Select Risk: Conservative Investor Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below

18	Invesco Select Risk: Conservative Investor Fund

the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its exposure to certain fixed income securities in a rising interest rate environment, negatively impacted Fund performance. The Board further considered that the Fund underwent investment strategy changes in 2020 and recently underwent a change in portfolio management in March 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

19	Invesco Select Risk: Conservative Investor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSCI-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Select Risk: Growth Investor Fund

Nasdaq:

A: AADAX ∎ C: AADCX ∎ R: AADRX ∎ S: AADSX ∎ Y: AADYX ∎ R5: AADIX ∎ R6: AAESX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

16	Fund Expenses

17	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.04%
Class C Shares	7.70
Class R Shares	8.00
Class S Shares	8.06
Class Y Shares	8.23
Class R5 Shares	8.24
Class R6 Shares	8.24
Bloomberg Global Aggregate USD Hedged Index▼	2.96
MSCI All Country World Index▼	13.93
Custom Invesco Select Risk: Growth Investor Index∎	11.70

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.
The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.

    The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco Select Risk: Growth Investor Index is composed of 80% MSCI All Country World Index and 20% Bloomberg Global Aggregate USD Hedged Index.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their in-sights about market and economic news and trends.

2	Invesco Select Risk: Growth Investor Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges
Class A Shares
Inception (4/30/04)	5.20%
10 Years	4.98
5 Years	3.15
1 Year	4.11

Class C Shares
Inception (4/30/04)	5.18%
10 Years	4.94
5 Years	3.52
1 Year	8.36

Class R Shares
Inception (4/30/04)	5.25%
10 Years	5.31
5 Years	4.05
1 Year	9.86

Class S Shares
Inception (9/25/09)	6.75%
10 Years	5.67
5 Years	4.40
1 Year	10.21

Class Y Shares
Inception (10/3/08)	6.59%
10 Years	5.83
5 Years	4.57
1 Year	10.49

Class R5 Shares
Inception (4/30/04)	5.85%
10 Years	5.92
5 Years	4.62
1 Year	10.53

Class R6 Shares
10 Years	5.79%
5 Years	4.66
1 Year	10.45

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Select Risk: Growth Investor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Select Risk: Growth Investor Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco Select Risk: Growth Investor Fund
Schedule of Investments in Affiliated Issuers–100.03%

	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/23	Value 06/30/23

Alternative Funds–4.77%
Invesco Global Real Estate Income Fund, Class R6	2.41%	$20,916,820	$1,215,888	$–	$337,356	$–	$319,683	2,855,154	$22,470,064

Invesco Macro Allocation Strategy Fund, Class R6(a)	2.36%	20,422,651	2,573,296	(627,397)	(254,459)	(83,597)	–	2,973,076	22,030,494

Total Alternative Funds		41,339,471	3,789,184	(627,397)	82,897	(83,597)	319,683		44,500,558

Domestic Equity Funds–44.82%
Invesco Discovery Mid Cap Growth Fund, Class R6(a)	4.92%	51,851,339	4,154,684	(15,071,327)	7,723,045	(2,804,095)	–	1,636,461	45,853,646

Invesco Main Street Small Cap Fund, Class R6	6.49%	54,101,504	2,936,847	(1,678,105)	4,862,768	336,041	–	3,097,650	60,559,055

Invesco NASDAQ 100 ETF	5.14%	–	40,226,154	–	7,688,885	–	68,307	315,272	47,915,039

Invesco Russell 1000® Dynamic Multifactor ETF	12.16%	105,282,525	–	(6,375,869)	14,701,343	(202,548)	893,793	2,315,342	113,405,451

Invesco S&P 500® Low Volatility ETF	8.51%	72,087,890	9,121,664	(791,201)	(1,002,104)	(73,652)	877,748	1,263,216	79,342,597

Invesco S&P 500® Pure Growth ETF	4.70%	45,454,043	4,336,437	(5,958,972)	887,543	(864,916)	407,759	287,455	43,854,135

Invesco S&P SmallCap Low Volatility ETF	–	30,441,894	856,921	(29,855,114)	(9,044,929)	7,601,228	239,852	–	–

Invesco Value Opportunities Fund, Class R6(a)	2.90%	27,864,983	–	(1,419,769)	760,060	(134,926)	–	1,656,692	27,070,348

Total Domestic Equity Funds		387,084,178	61,632,707	(61,150,357)	26,576,611	3,857,132	2,487,459		418,000,271

Fixed Income Funds–21.93%
Invesco 1-30 Laddered Treasury ETF	3.69%	17,297,931	17,166,348	–	(30,057)	–	322,720	1,180,467	34,434,222

Invesco Core Plus Bond Fund, Class R6	6.90%	64,860,015	3,396,884	(3,483,023)	517,691	(949,915)	1,507,091	7,101,728	64,341,652

Invesco Floating Rate ESG Fund, Class R6	0.08%	–	701,611	–	–	–	1,613	103,635	701,611

Invesco High Yield Fund, Class R6	2.92%	–	27,051,176	–	156,249	–	453,361	7,955,387	27,207,425

Invesco Income Fund, Class R6	0.95%	9,114,051	258,675	(517,827)	490	(36,144)	257,209	1,293,145	8,819,245

Invesco International Bond Fund, Class R6	1.00%	–	9,106,253	–	256,269	–	122,433	2,157,263	9,362,522

Invesco Master Loan Fund, Class R6	0.67%	6,733,467	320,037	(699,435)	(21,679)	(43,820)	316,690	419,151	6,288,570

Invesco Senior Floating Rate Fund, Class R6	1.47%	8,402,785	5,167,795	–	172,741	–	449,363	2,088,651	13,743,321

Invesco Taxable Municipal Bond ETF(b)	3.29%	31,354,271	1,336,389	(3,018,254)	1,752,716	(755,730)	579,476	1,155,156	30,669,392

Invesco Variable Rate Investment Grade ETF	0.96%	8,273,526	850,161	(271,827)	60,037	(3,094)	250,355	357,927	8,908,803

Total Fixed Income Funds		146,036,046	65,355,329	(7,990,366)	2,864,457	(1,788,703)	4,260,311		204,476,763

Foreign Equity Funds–28.18%
Invesco EQV Emerging Markets All Cap Fund, Class R6	3.02%	31,347,121	–	(6,126,848)	4,968,471	(2,024,405)	–	826,661	28,164,339

Invesco Developing Markets Fund, Class R6	3.20%	34,557,939	–	(8,327,279)	5,781,956	(2,173,216)	–	769,057	29,839,400

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	2.49%	–	22,338,830	(290,397)	1,145,698	8,826	334,564	516,080	23,202,957

Invesco Global Fund, Class R6(a)	8.17%	97,964,429	–	(39,953,962)	27,005,306	(8,855,397)	–	816,033	76,160,376

Invesco Global Infrastructure Fund, Class R6	0.95%	8,582,623	373,580	–	(126,381)	–	100,152	771,163	8,829,822

Invesco International Select Equity Fund, Class R6	–	15,031,411	–	(15,695,048)	527,131	136,508	–	–	2

Invesco International Small-Mid Company Fund, Class R6	1.97%	31,583,865	–	(15,130,350)	5,700,058	(3,758,293)	–	436,839	18,395,280

Invesco Oppenheimer International Growth Fund, Class R6	2.06%	–	18,107,834	(437,067)	1,511,664	12,188	–	502,214	19,194,619

Invesco RAFI™ Strategic Developed ex-US ETF	–	41,581,429	–	(42,820,861)	(3,358,154)	4,597,586	–	–	–

Invesco S&P Emerging Markets Low Volatility ETF	4.39%	33,893,339	6,988,177	(946,064)	1,091,591	(88,766)	567,935	1,740,573	40,938,277

Invesco S&P International Developed Low Volatility ETF	1.93%	8,811,664	8,825,845	–	402,414	–	284,986	659,595	18,039,923

Total Foreign Equity Funds		303,353,820	56,634,266	(129,727,876)	44,649,754	(12,144,969)	1,287,637		262,764,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Select Risk: Growth Investor Fund

Invesco Select Risk: Growth Investor Fund (continued)
Schedule of Investments in Affiliated Issuers–100.03%

	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 06/30/23	Value 06/30/23

Money Market Funds–0.33%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(c)(d)	0.11%	$1,704,075	$45,381,434	$(46,017,671)	$–	$–	$39,809		1,067,838	$1,067,838

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(c)(d)	0.09%	1,248,729	32,415,309	(32,869,765)	(111)	(37)	27,172		794,046	794,125

Invesco Treasury Portfolio, Institutional Class, 5.03%(c)(d)	0.13%	1,947,514	51,864,496	(52,591,624)	–	–	41,480		1,220,386	1,220,386

Total Money Market Funds		4,900,318	129,661,239	(131,479,060)	(111)	(37)	108,461			3,082,349

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $887,864,165)	100.03%	882,713,833	317,072,725	(330,975,056)	74,173,608	(10,160,174)	8,463,551			932,824,936

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.18%
Invesco Private Government Fund, 5.10%(c)(d)	0.61%	1,264,757	54,589,803	(50,165,589)	–	–	125,982	(e)	5,688,971	5,688,971

Invesco Private Prime Fund, 5.23%(c)(d)	1.57%	3,252,231	120,644,328	(109,264,854)	(27)	(2,895)	339,009	(e)	14,630,246	14,628,783

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,317,781)	2.18%	4,516,988	175,234,131	(159,430,443)	(27)	(2,895)	464,991			20,317,754

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $908,181,946)	102.21%	$887,230,821	$492,306,856	$(490,405,499)	$74,173,581	$(10,163,069)	$8,928,542			$953,142,690

OTHER ASSETS LESS LIABILITIES	(2.21)%									(20,597,270)

NET ASSETS	100.00%									$932,545,420

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at June 30, 2023.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(e)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

Portfolio Composition*

By fund type, based on total investments

as of June 30, 2023

Equity Funds	71.43%

Fixed Income Funds	21.45

Alternative Funds	4.67

Money Market Funds	2.45

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Select Risk: Growth Investor Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:

Investments in affiliated underlying funds, at value (Cost $908,181,946)*	$953,142,690

Receivable for:
Dividends - affiliated underlying funds	673,796

Fund shares sold	1,139,131

Investment for trustee deferred compensation and retirement plans	125,777

Other assets	93,573

Total assets	955,174,967

Liabilities:

Payable for:
Investments purchased - affiliated underlying funds	659,759

Fund shares reacquired	961,455

Collateral upon return of securities loaned	20,317,781

Accrued fees to affiliates	461,663

Accrued other operating expenses	92,474

Trustee deferred compensation and retirement plans	136,415

Total liabilities	22,629,547

Net assets applicable to shares outstanding	$932,545,420

Net assets consist of:

Shares of beneficial interest	$881,533,058

Distributable earnings	51,012,362

$932,545,420

Net Assets:

Class A	$829,943,511

Class C	$41,716,093

Class R	$29,681,510

Class S	$18,385,046

Class Y	$12,177,406

Class R5	$51,887

Class R6	$589,967

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	59,408,794

Class C	3,045,514

Class R	2,134,053

Class S	1,317,452

Class Y	873,767

Class R5	3,691

Class R6	41,949

Class A:
Net asset value per share	$13.97

Maximum offering price per share (Net asset value of $13.97 ÷ 94.50%)	$14.78

Class C:
Net asset value and offering price per share	$13.70

Class R:
Net asset value and offering price per share	$13.91

Class S:
Net asset value and offering price per share	$13.96

Class Y:
Net asset value and offering price per share	$13.94

Class R5:
Net asset value and offering price per share	$14.06

Class R6:
Net asset value and offering price per share	$14.06

*	At June 30, 2023, security with a value of $19,981,875 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Growth Investor Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:

Dividends from affiliated underlying funds (includes net securities lending income of $69,949)	$8,533,500

Interest	64,796

Total investment income	8,598,296

Expenses:

Administrative services fees	66,241

Custodian fees	1,270

Distribution fees:
Class A	1,010,247

Class C	204,883

Class R	68,018

Class S	13,617

Transfer agent fees – A, C, R, S and Y	605,282

Transfer agent fees – R5	24

Transfer agent fees – R6	73

Trustees’ and officers’ fees and benefits	9,460

Registration and filing fees	62,638

Reports to shareholders	33,508

Professional services fees	24,886

Other	11,469

Total expenses	2,111,616

Less: Expense offset arrangement(s)	(17,548)

Net expenses	2,094,068

Net investment income	6,504,228

Realized and unrealized gain (loss) from:

Net realized gain (loss) from affiliated underlying fund shares	(10,163,069)

Change in net unrealized appreciation of affiliated underlying fund shares	74,173,581

Net realized and unrealized gain	64,010,512

Net increase in net assets resulting from operations	$70,514,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Growth Investor Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:

Net investment income	$6,504,228	$11,050,261

Net realized gain (loss)	(10,163,069)	4,924,213

Change in net unrealized appreciation (depreciation)	74,173,581	(228,250,134)

Net increase (decrease) in net assets resulting from operations	70,514,740	(212,275,660)

Distributions to shareholders from distributable earnings:
Class A	–	(43,731,932)

Class C	–	(2,022,504)

Class R	–	(1,310,594)

Class S	–	(1,019,840)

Class Y	–	(694,228)

Class R5	–	(2,647)

Class R6	–	(6,868)

Total distributions from distributable earnings	–	(48,788,613)

Share transactions–net:

Class A	(20,396,803)	3,419,049

Class C	(1,374,523)	(1,867,405)

Class R	2,417,374	5,448,140

Class S	(993,040)	(811,152)

Class Y	(439,307)	238,568

Class R5	2,872	8,007

Class R6	442,697	(443,787)

Net increase (decrease) in net assets resulting from share transactions	(20,340,730)	5,991,420

Net increase (decrease) in net assets	50,174,010	(255,072,853)

Net assets:

Beginning of period	882,371,410	1,137,444,263

End of period	$932,545,420	$882,371,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Growth Investor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Six months ended 06/30/23	$12.93	$0.10	$ 0.94	$ 1.04	$ –	$ –	$ –	$13.97	8.04%	$ 829,944	0.43	%(f)	0.43	%(f)	1.47	%(f)	21%
Year ended 12/31/22	16.85	0.17	(3.33)	(3.16)	(0.19)	(0.57)	(0.76)	12.93	(18.79)	787,335	0.43		0.43		1.22		29
Year ended 12/31/21	15.80	0.14	1.98	2.12	(0.25)	(0.82)	(1.07)	16.85	13.55	1,017,511	0.45		0.45		0.83		19
Year ended 12/31/20	15.79	0.14	1.71	1.85	(0.27)	(1.57)	(1.84)	15.80	11.87	948,121	0.47		0.47		0.92		90
Year ended 12/31/19	14.37	0.28	2.68	2.96	(0.22)	(1.32)	(1.54)	15.79	20.59	889,968	0.49		0.49		1.76		32
Year ended 12/31/18	16.05	0.20	(1.53)	(1.33)	(0.20)	(0.15)	(0.35)	14.37	(8.27)	739,240	0.50		0.50		1.26		16
Class C
Six months ended 06/30/23	12.72	0.05	0.93	0.98	–	–	–	13.70	7.70	41,716	1.18	(f)	1.18	(f)	0.72	(f)	21
Year ended 12/31/22	16.62	0.06	(3.28)	(3.22)	(0.11)	(0.57)	(0.68)	12.72	(19.42)	40,058	1.18		1.18		0.47		29
Year ended 12/31/21	15.60	0.01	1.95	1.96	(0.12)	(0.82)	(0.94)	16.62	12.64	54,151	1.20		1.20		0.08		19
Year ended 12/31/20	15.64	0.02	1.70	1.72	(0.19)	(1.57)	(1.76)	15.60	11.09	58,187	1.22		1.22		0.17		90
Year ended 12/31/19	14.26	0.16	2.64	2.80	(0.10)	(1.32)	(1.42)	15.64	19.64	73,066	1.24		1.24		1.01		32
Year ended 12/31/18	15.91	0.08	(1.51)	(1.43)	(0.07)	(0.15)	(0.22)	14.26	(8.95)	118,925	1.25		1.25		0.51		16
Class R
Six months ended 06/30/23	12.88	0.08	0.95	1.03	–	–	–	13.91	8.00	29,682	0.68	(f)	0.68	(f)	1.22	(f)	21
Year ended 12/31/22	16.80	0.14	(3.33)	(3.19)	(0.16)	(0.57)	(0.73)	12.88	(19.04)	25,192	0.68		0.68		0.97		29
Year ended 12/31/21	15.76	0.10	1.97	2.07	(0.21)	(0.82)	(1.03)	16.80	13.24	26,032	0.70		0.70		0.58		19
Year ended 12/31/20	15.75	0.10	1.71	1.81	(0.23)	(1.57)	(1.80)	15.76	11.64	21,447	0.72		0.72		0.67		90
Year ended 12/31/19	14.34	0.24	2.66	2.90	(0.17)	(1.32)	(1.49)	15.75	20.26	20,690	0.74		0.74		1.51		32
Year ended 12/31/18	16.01	0.16	(1.52)	(1.36)	(0.16)	(0.15)	(0.31)	14.34	(8.49)	18,275	0.75		0.75		1.01		16
Class S
Six months ended 06/30/23	12.91	0.11	0.94	1.05	–	–	–	13.96	8.13	18,385	0.33	(f)	0.33	(f)	1.57	(f)	21
Year ended 12/31/22	16.82	0.19	(3.33)	(3.14)	(0.20)	(0.57)	(0.77)	12.91	(18.68)	17,951	0.33		0.33		1.32		29
Year ended 12/31/21	15.78	0.16	1.97	2.13	(0.27)	(0.82)	(1.09)	16.82	13.62	24,254	0.35		0.35		0.93		19
Year ended 12/31/20	15.77	0.15	1.72	1.87	(0.29)	(1.57)	(1.86)	15.78	11.98	23,627	0.37		0.37		1.02		90
Year ended 12/31/19	14.35	0.30	2.67	2.97	(0.23)	(1.32)	(1.55)	15.77	20.73	22,788	0.39		0.39		1.86		32
Year ended 12/31/18	16.03	0.22	(1.53)	(1.31)	(0.22)	(0.15)	(0.37)	14.35	(8.17)	20,700	0.40		0.40		1.36		16
Class Y
Six months ended 06/30/23	12.88	0.12	0.94	1.06	–	–	–	13.94	8.23	12,177	0.18	(f)	0.18	(f)	1.72	(f)	21
Year ended 12/31/22	16.79	0.21	(3.32)	(3.11)	(0.23)	(0.57)	(0.80)	12.88	(18.59)	11,673	0.18		0.18		1.47		29
Year ended 12/31/21	15.75	0.19	1.97	2.16	(0.30)	(0.82)	(1.12)	16.79	13.82	14,854	0.20		0.20		1.08		19
Year ended 12/31/20	15.74	0.17	1.72	1.89	(0.31)	(1.57)	(1.88)	15.75	12.16	10,589	0.22		0.22		1.17		90
Year ended 12/31/19	14.33	0.32	2.67	2.99	(0.26)	(1.32)	(1.58)	15.74	20.86	10,233	0.24		0.24		2.01		32
Year ended 12/31/18	16.02	0.24	(1.54)	(1.30)	(0.24)	(0.15)	(0.39)	14.33	(8.08)	8,271	0.25		0.25		1.51		16
Class R5
Six months ended 06/30/23	12.99	0.12	0.95	1.07	–	–	–	14.06	8.24	52	0.15	(f)	0.15	(f)	1.75	(f)	21
Year ended 12/31/22	16.93	0.22	(3.36)	(3.14)	(0.23)	(0.57)	(0.80)	12.99	(18.57)	45	0.13		0.13		1.52		29
Year ended 12/31/21	15.88	0.19	1.99	2.18	(0.31)	(0.82)	(1.13)	16.93	13.84	49	0.14		0.14		1.14		19
Year ended 12/31/20	15.86	0.19	1.72	1.91	(0.32)	(1.57)	(1.89)	15.88	12.20	453	0.14		0.14		1.25		90
Year ended 12/31/19	14.42	0.34	2.69	3.03	(0.27)	(1.32)	(1.59)	15.86	21.05	33	0.15		0.15		2.10		32
Year ended 12/31/18	16.12	0.26	(1.56)	(1.30)	(0.25)	(0.15)	(0.40)	14.42	(8.02)	25	0.16		0.16		1.60		16
Class R6
Six months ended 06/30/23	12.99	0.12	0.95	1.07	–	–	–	14.06	8.24	590	0.08	(f)	0.08	(f)	1.82	(f)	21
Year ended 12/31/22	16.93	0.22	(3.36)	(3.14)	(0.23)	(0.57)	(0.80)	12.99	(18.57)	118	0.13		0.13		1.52		29
Year ended 12/31/21	15.88	0.22	1.97	2.19	(0.32)	(0.82)	(1.14)	16.93	13.95	594	0.05		0.05		1.23		19
Year ended 12/31/20	15.85	0.19	1.73	1.92	(0.32)	(1.57)	(1.89)	15.88	12.27	584	0.14		0.14		1.25		90
Year ended 12/31/19	14.42	0.34	2.68	3.02	(0.27)	(1.32)	(1.59)	15.85	20.98	11	0.15		0.15		2.10		32
Year ended 12/31/18	16.11	0.26	(1.55)	(1.29)	(0.25)	(0.15)	(0.40)	14.42	(7.96)	10	0.16		0.16		1.60		16

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.50%, 0.50%, 0.54%, 0.58%, 0.58% and 0.55% for the six months ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Growth Investor Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Growth Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

    The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

    The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

11	Invesco Select Risk: Growth Investor Fund

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

12	Invesco Select Risk: Growth Investor Fund

net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $14,290 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Other Risks – Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through June 30, 2023, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.90%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $45,821 in front-end sales commissions from the sale of Class A shares and $6,449 and $447 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s

13	Invesco Select Risk: Growth Investor Fund

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$929,742,587	$ –	$–	$929,742,587

Money Market Funds	3,082,349	20,317,754	–	23,400,103

Total Investments	$932,824,936	$20,317,754	$–	$953,142,690

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,548.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund did not have a capital loss carryforward as of December 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $187,411,486 and $199,495,996, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 68,483,186

Aggregate unrealized (depreciation) of investments	(33,111,041)

Net unrealized appreciation of investments	$35,372,145

    Cost of investments for tax purposes is $917,770,545.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended June 30, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,231,723	$43,722,920	6,095,363	$87,099,917

Class C	315,112	4,180,689	608,534	8,441,416

Class R	444,577	5,990,256	478,639	6,648,080

Class S	8,831	119,278	38,771	535,561

Class Y	129,358	1,743,669	196,578	2,798,081

Class R5	214	2,931	441	6,165

Class R6	36,892	497,931	6,104	87,020

14	Invesco Select Risk: Growth Investor Fund

	Summary of Share Activity

	Six months ended June 30, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	-	$-	3,252,278	$42,345,053

Class C	-	-	155,309	1,991,063

Class R	-	-	100,970	1,310,588

Class S	-	-	78,126	1,015,639

Class Y	-	-	46,853	608,157

Class R5	-	-	149	1,947

Class R6	-	-	409	5,355

Automatic conversion of Class C shares to Class A shares:
Class A	163,560	2,207,757	288,355	4,109,381

Class C	(166,528)	(2,207,757)	(293,223)	(4,109,381)

Reacquired:
Class A	(4,899,096)	(66,327,480)	(9,121,498)	(130,135,302)

Class C	(252,125)	(3,347,455)	(579,661)	(8,190,503)

Class R	(265,743)	(3,572,882)	(173,797)	(2,510,528)

Class S	(82,325)	(1,112,318)	(167,684)	(2,362,352)

Class Y	(161,965)	(2,182,976)	(221,563)	(3,167,670)

Class R5	(4)	(59)	(7)	(105)

Class R6	(4,027)	(55,234)	(32,502)	(536,162)

Net increase (decrease) in share activity	(1,501,546)	$(20,340,730)	756,944	$5,991,420

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15	Invesco Select Risk: Growth Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,080.40	$2.22	$1,022.66	$2.16	0.43%
Class C	1,000.00	1,077.00	6.08	1,018.94	5.91	1.18
Class R	1,000.00	1,080.00	3.51	1,021.42	3.41	0.68
Class S	1,000.00	1,080.60	1.70	1,023.16	1.66	0.33
Class Y	1,000.00	1,082.30	0.93	1,023.90	0.90	0.18
Class R5	1,000.00	1,082.40	0.77	1,024.05	0.75	0.15
Class R6	1,000.00	1,082.40	0.41	1,024.40	0.40	0.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16	Invesco Select Risk: Growth Investor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Risk: Growth Investor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Select Risk: Growth Investor Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund’s asset allocation achieved through investing in

17	Invesco Select Risk: Growth Investor Fund

underlying affiliated funds, including its exposure to alternative strategies as well as to certain segments of the equity market, negatively impacted Fund performance. The Board further considered that the Fund underwent investment strategy changes in 2020 and recently underwent a change in portfolio management in March 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

18	Invesco Select Risk: Growth Investor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	GAL-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Select Risk: High Growth Investor Fund

Nasdaq:

A: OAAIX ∎ C: OCAIX ∎ R: ONAIX ∎ Y: OYAIX ∎ R5: PXQIX ∎ R6: PXGGX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.98%
Class C Shares	8.52
Class R Shares	8.83
Class Y Shares	9.07
Class R5 Shares	9.16
Class R6 Shares	9.16
Bloomberg Global Aggregate USD Hedged Index▼	2.96
Custom Invesco Select Risk: High Growth Investor Index∎	12.82
MSCI All Country World Index▼	13.93
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.

    The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

    The Custom Invesco Select Risk: High Growth Investor Index is composed of 90% MSCI All Country World Index and 10% Bloomberg Global Aggregate USD Hedged Index.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                     Invesco Select Risk: High Growth Investor Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	5.89%
10 Years	6.33
5 Years	3.65
1 Year	5.35

Class C Shares
Inception (4/5/05)	5.86%
10 Years	6.29
5 Years	4.03
1 Year	9.59

Class R Shares
Inception (4/5/05)	5.98%
10 Years	6.66
5 Years	4.56
1 Year	11.14

Class Y Shares
Inception (4/5/05)	6.57%
10 Years	7.19
5 Years	5.08
1 Year	11.69

Class R5 Shares
10 Years	7.07%
5 Years	5.10
1 Year	11.85

Class R6 Shares
10 Years	7.08%
5 Years	5.12
1 Year	11.85

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Growth investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: High Growth Investor Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                     Invesco Select Risk: High Growth Investor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4                     Invesco Select Risk: High Growth Investor Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco Select Risk: High Growth Investor Fund

Schedule of Investments in Affiliated Issuers–99.99%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	06/30/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	06/30/23	06/30/23

Alternative Funds–4.73%
Invesco Global Real Estate Income Fund, Class R6	2.39%	$18,571,474	$515,966	$(889,492)	$480,566	$(105,038)	$264,246	2,360,035	$18,573,476

Invesco Macro Allocation Strategy Fund, Class R6(b)	2.34%	17,169,183	2,282,104	(971,815)	(136,877)	(132,460)	–	2,457,508	18,210,135

Total Alternative Funds		35,740,657	2,798,070	(1,861,307)	343,689	(237,498)	264,246		36,783,611

Domestic Equity Funds–51.18%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	5.43%	53,414,099	2,693,731	(18,413,812)	7,564,667	(2,972,972)	–	1,509,126	42,285,713

Invesco Main Street Small Cap Fund, Class R6	7.72%	54,282,982	2,318,429	(1,734,427)	4,836,276	365,600	–	3,072,576	60,068,860

Invesco NASDAQ 100 ETF	5.91%	–	40,639,551	(2,347,095)	7,385,960	348,879	69,009	302,851	46,027,295

Invesco Russell 1000® Dynamic Multifactor ETF	13.84%	96,380,934	3,007,181	(5,153,013)	13,715,467	(180,512)	846,219	2,200,287	107,770,057

Invesco S&P 500® Low Volatility ETF	9.87%	61,473,525	17,909,841	(1,893,524)	(468,091)	(195,260)	808,931	1,223,157	76,826,491

Invesco S&P 500® Pure Growth ETF(c)	5.53%	38,766,979	5,550,310	(1,503,444)	501,988	(246,162)	377,937	282,313	43,069,671

Invesco S&P SmallCap Low Volatility ETF	–	28,871,735	3,468,037	(30,844,955)	(6,545,877)	5,051,060	247,804	–	–

Invesco Value Opportunities Fund, Class R6(b)	2.88%	24,080,373	1,900,885	(3,997,593)	1,154,183	(765,383)	–	1,369,184	22,372,465

Total Domestic Equity Funds		357,270,627	77,487,965	(65,887,863)	28,144,573	1,405,250	2,349,900		398,420,552

Fixed Income Funds–11.04%
Invesco 1-30 Laddered Treasury ETF	2.74%	18,873,140	3,709,814	(1,512,416)	566,029	(289,377)	250,603	731,820	21,347,190

Invesco Core Plus Bond Fund, Class R6	5.89%	37,367,136	10,233,989	(1,505,550)	142,504	(417,934)	972,546	5,057,411	45,820,145

Invesco High Yield Fund, Class R6	1.20%	–	9,316,747	–	53,814	–	156,143	2,739,930	9,370,561

Invesco Senior Floating Rate Fund, Class R6	1.21%	–	9,283,289	–	155,838	–	204,202	1,434,518	9,439,127

Total Fixed Income Funds		56,240,276	32,543,839	(3,017,966)	918,185	(707,311)	1,583,494		85,977,023

Foreign Equity Funds–32.48%
Invesco EQV Emerging Markets All Cap Fund, Class R6	3.74%	30,528,553	–	(4,326,791)	4,339,516	(1,440,939)	–	854,134	29,100,339

Invesco Developing Markets Fund, Class R6	3.41%	34,363,885	–	(11,252,476)	8,289,172	(4,838,427)	–	684,592	26,562,154

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	3.24%	–	24,004,536	–	1,246,843	–	364,101	561,641	25,251,379

Invesco Global Fund, Class R6(b)	9.44%	83,708,176	–	(26,312,815)	19,107,811	(3,010,160)	–	787,453	73,493,012

Invesco Global Infrastructure Fund, Class R6	0.94%	6,897,736	572,624	(66,516)	(102,601)	(2,625)	82,784	637,434	7,298,618

Invesco International Select Equity Fund, Class R6	–	15,328,082	182,708	(16,237,407)	5,467,157	(4,740,540)	–	–	–

Invesco International Small-Mid Company Fund, Class R6	2.22%	29,365,047	–	(13,914,920)	(1,350,588)	3,175,787	–	410,243	17,275,326

Invesco Oppenheimer International Growth Fund, Class R6	2.46%	–	18,709,608	(1,115,926)	1,510,310	73,428	–	501,764	19,177,420

Invesco RAFI™ Strategic Developed ex-US ETF	–	39,600,074	–	(40,663,875)	(3,847,695)	4,911,496	–	–	–

Invesco S&P Emerging Markets Low Volatility ETF	4.64%	27,284,154	7,927,987	–	875,395	–	491,367	1,534,334	36,087,536

Invesco S&P International Developed Low Volatility ETF	2.39%	6,899,867	11,320,675	–	418,921	–	273,923	681,516	18,639,463

Total Foreign Equity Funds		273,975,574	62,718,138	(113,890,726)	35,954,241	(5,871,980)	1,212,175		252,885,247

Money Market Funds–0.56%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)	0.19%	1,518,501	46,740,575	(46,769,605)	–	–	35,685	1,489,471	1,489,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                     Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–99.99%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend		Shares	Value
	06/30/23	12/31/22	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income		06/30/23	06/30/23

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)	0.15%	$1,200,516	$33,386,126	$(33,406,861)	$(98)	$(222)	$25,750		1,179,343	$1,179,461

Invesco Treasury Portfolio, Institutional Class, 5.03%(d)	0.22%	1,735,430	53,417,800	(53,450,977)	–	–	36,134		1,702,253	1,702,253

Total Money Market Funds		4,454,447	133,544,501	(133,627,443)	(98)	(222)	97,569			4,371,185

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $681,119,291)	99.99%	727,681,581	309,092,513	(318,285,305)	65,360,590	(5,411,761)	5,507,384			778,437,618

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.03%
Invesco Private Government Fund, 5.10%(d)(e)	0.01%	371	8,774,156	(8,700,973)	–	–	13,744	(f)	73,554	73,554

Invesco Private Prime Fund, 5.23%(d)(e)	0.02%	953	21,445,875	(21,258,075)	–	387	36,723	(f)	189,159	189,140

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $262,694)	0.03%	1,324	30,220,031	(29,959,048)	–	387	50,467			262,694

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $681,381,985)	100.02%	$727,682,905	$339,312,544	$(348,244,353)	$65,360,590	$(5,411,374)	$5,557,851			$778,700,312

OTHER ASSETS LESS LIABILITIES	(0.02)%									(162,523)

NET ASSETS	100.00%									$778,537,789

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2023.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

Portfolio Composition*

By fund type, based on total investments

as of June 30, 2023

Equity Funds	83.65%

Fixed Income Funds	11.04

Alternative Funds	4.72

Money Market Funds	0.59

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                     Invesco Select Risk: High Growth Investor Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in affiliated underlying funds, at value (Cost $681,381,985)*	$778,700,312

Other investments:
Variation margin receivable – futures contracts	589,827

Cash	10,000

Receivable for:
Dividends - affiliated underlying funds	299,732

Fund shares sold	418,609

Investment for trustee deferred compensation and retirement plans	48,987

Other assets	90,075

Total assets	780,157,542

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	293,507

Fund shares reacquired	659,595

Collateral upon return of securities loaned	262,694

Accrued fees to affiliates	310,827

Accrued trustees’ and officers’ fees and benefits	5,379

Accrued other operating expenses	38,764

Trustee deferred compensation and retirement plans	48,987

Total liabilities	1,619,753

Net assets applicable to shares outstanding	$778,537,789

Net assets consist of:
Shares of beneficial interest	$675,436,431

Distributable earnings	103,101,358

$778,537,789

Net Assets:
Class A	$610,809,778

Class C	$73,801,718

Class R	$80,639,895

Class Y	$13,082,353

Class R5	$7,967

Class R6	$196,078

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	46,183,662

Class C	5,852,783

Class R	6,112,557

Class Y	979,733

Class R5	602

Class R6	14,824

Class A:
Net asset value per share	$13.23

Maximum offering price per share (Net asset value of $13.23 ÷ 94.50%)	$14.00

Class C:
Net asset value and offering price per share	$12.61

Class R:
Net asset value and offering price per share	$13.19

Class Y:
Net asset value and offering price per share	$13.35

Class R5:
Net asset value and offering price per share	$13.23

Class R6:
Net asset value and offering price per share	$13.23

*	At June 30, 2023, security with a value of $259,352 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Select Risk: High Growth Investor Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Dividends from affiliated underlying funds (includes net securities lending income of $65,741)	$5,573,125

Interest	62,897

Total investment income	5,636,022

Expenses:
Custodian fees	3,664

Distribution fees:
Class A	715,072

Class C	369,904

Class R	191,850

Transfer agent fees – A, C, R and Y	428,119

Transfer agent fees – R6	3

Trustees’ and officers’ fees and benefits	9,911

Registration and filing fees	54,901

Reports to shareholders	20,695

Professional services fees	21,929

Other	10,382

Total expenses	1,826,430

Less: Expense offset arrangement(s)	(21,383)

Net expenses	1,805,047

Net investment income	3,830,975

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Affiliated underlying fund shares	(5,411,374)

Foreign currencies	(37)

Futures contracts	508,929

(4,902,482)

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	65,360,590

Foreign currencies	(1,084)

Futures contracts	189,727

65,549,233

Net realized and unrealized gain	60,646,751

Net increase in net assets resulting from operations	$64,477,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Select Risk: High Growth Investor Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income	$3,830,975	$7,054,516

Net realized gain (loss)	(4,902,482)	16,387,906

Change in net unrealized appreciation (depreciation)	65,549,233	(207,073,273)

Net increase (decrease) in net assets resulting from operations	64,477,726	(183,630,851)

Distributions to shareholders from distributable earnings:
Class A	–	(36,054,856)

Class C	–	(4,267,974)

Class R	–	(4,385,194)

Class Y	–	(865,084)

Class R5	–	(517)

Class R6	–	(1,063)

Total distributions from distributable earnings	–	(45,574,688)

Share transactions–net:
Class A	(9,946,086)	13,262,927

Class C	(5,690,818)	(6,367,274)

Class R	1,679,100	6,737,802

Class Y	(764,476)	3,389,456

Class R6	172,398	(332,713)

Net increase (decrease) in net assets resulting from share transactions	(14,549,882)	16,690,198

Net increase (decrease) in net assets	49,927,844	(212,515,341)

Net assets:
Beginning of period	728,609,945	941,125,286

End of period	$778,537,789	$728,609,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Select Risk: High Growth Investor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (e)
Class A
Six months ended 06/30/23	$12.14	$0.07	$1.02	$1.09	$–	$–	$–	$13.23	8.98	%(f)	$610,810	0.37	%(f)(g)	0.38	%(f)(g)	1.13	%(f)(g)	23%
Year ended 12/31/22	16.11	0.14	(3.29)	(3.15)	(0.15)	(0.67)	(0.82)	12.14	(19.59	)(f)	570,009	0.38	(f)	0.38	(f)	1.02	(f)	27
Year ended 12/31/21	15.01	0.10	2.14	2.24	(0.28)	(0.86)	(1.14)	16.11	15.06	(f)	736,134	0.39	(f)	0.39	(f)	0.62	(f)	17
Year ended 12/31/20	15.84	0.09	2.01	2.10	(0.10)	(2.83)	(2.93)	15.01	13.52	(f)	702,842	0.42	(f)	0.42	(f)	0.62	(f)	70
Eleven months ended 12/31/19	16.13	0.19	2.53	2.72	(0.18)	(2.83)	(3.01)	15.84	16.94		657,555	0.46	(g)	0.46	(g)	1.21	(g)	31
Year ended 01/31/19	19.46	0.11	(2.31)	(2.20)	(0.18)	(0.95)	(1.13)	16.13	(10.71)		574,046	0.45		0.45		0.62		38
Year ended 01/31/18	15.59	0.07	4.24	4.31	(0.27)	(0.17)	(0.44)	19.46	27.83		674,845	0.46		0.47		0.42		8
Class C
Six months ended 06/30/23	11.62	0.02	0.97	0.99	–	–	–	12.61	8.52		73,802	1.13	(g)	1.14	(g)	0.37	(g)	23
Year ended 12/31/22	15.45	0.03	(3.15)	(3.12)	(0.04)	(0.67)	(0.71)	11.62	(20.19)		73,397	1.14		1.14		0.26		27
Year ended 12/31/21	14.43	(0.02)	2.05	2.03	(0.15)	(0.86)	(1.01)	15.45	14.22		104,723	1.15		1.15		(0.14)		17
Year ended 12/31/20	15.37	(0.02)	1.93	1.91	(0.02)	(2.83)	(2.85)	14.43	12.66		104,858	1.18		1.18		(0.14)		70
Eleven months ended 12/31/19	15.71	0.07	2.46	2.53	(0.04)	(2.83)	(2.87)	15.37	16.16		127,666	1.22	(g)	1.22	(g)	0.45	(g)	31
Year ended 01/31/19	18.96	(0.02)	(2.24)	(2.26)	(0.04)	(0.95)	(0.99)	15.71	(11.39)		169,142	1.20		1.20		(0.13)		38
Year ended 01/31/18	15.21	(0.06)	4.12	4.06	(0.14)	(0.17)	(0.31)	18.96	26.83		212,996	1.21		1.22		(0.36)		8
Class R
Six months ended 06/30/23	12.12	0.05	1.02	1.07	–	–	–	13.19	8.83		80,640	0.63	(g)	0.64	(g)	0.87	(g)	23
Year ended 12/31/22	16.09	0.10	(3.29)	(3.19)	(0.11)	(0.67)	(0.78)	12.12	(19.83)		72,465	0.64		0.64		0.76		27
Year ended 12/31/21	14.99	0.06	2.13	2.19	(0.23)	(0.86)	(1.09)	16.09	14.79		87,346	0.65		0.65		0.36		17
Year ended 12/31/20	15.83	0.05	2.00	2.05	(0.06)	(2.83)	(2.89)	14.99	13.22		78,109	0.68		0.68		0.36		70
Eleven months ended 12/31/19	16.11	0.15	2.53	2.68	(0.13)	(2.83)	(2.96)	15.83	16.72		66,628	0.72	(g)	0.72	(g)	0.96	(g)	31
Year ended 01/31/19	19.44	0.07	(2.31)	(2.24)	(0.14)	(0.95)	(1.09)	16.11	(10.97)		56,312	0.70		0.70		0.37		38
Year ended 01/31/18	15.59	0.04	4.21	4.25	(0.23)	(0.17)	(0.40)	19.44	27.44		59,559	0.71		0.72		0.22		8
Class Y
Six months ended 06/30/23	12.24	0.09	1.02	1.11	–	–	–	13.35	9.07		13,082	0.13	(g)	0.14	(g)	1.37	(g)	23
Year ended 12/31/22	16.24	0.17	(3.32)	(3.15)	(0.18)	(0.67)	(0.85)	12.24	(19.42)		12,716	0.14		0.14		1.26		27
Year ended 12/31/21	15.12	0.14	2.16	2.30	(0.32)	(0.86)	(1.18)	16.24	15.37		12,553	0.15		0.15		0.86		17
Year ended 12/31/20	15.93	0.13	2.03	2.16	(0.14)	(2.83)	(2.97)	15.12	13.82		12,904	0.18		0.18		0.86		70
Eleven months ended 12/31/19	16.20	0.23	2.55	2.78	(0.22)	(2.83)	(3.05)	15.93	17.24		21,733	0.22	(g)	0.22	(g)	1.46	(g)	31
Year ended 01/31/19	19.55	0.16	(2.33)	(2.17)	(0.23)	(0.95)	(1.18)	16.20	(10.50)		21,582	0.21		0.21		0.87		38
Year ended 01/31/18	15.67	0.13	4.23	4.36	(0.31)	(0.17)	(0.48)	19.55	28.04		25,773	0.22		0.23		0.72		8
Class R5
Six months ended 06/30/23	12.12	0.09	1.02	1.11	–	–	–	13.23	9.16		8	0.04	(g)	0.04	(g)	1.46	(g)	23
Year ended 12/31/22	16.09	0.17	(3.28)	(3.11)	(0.19)	(0.67)	(0.86)	12.12	(19.38)		7	0.11		0.11		1.29		27
Year ended 12/31/21	14.99	0.16	2.13	2.29	(0.33)	(0.86)	(1.19)	16.09	15.48		10	0.06		0.06		0.95		17
Year ended 12/31/20	15.82	0.14	2.01	2.15	(0.15)	(2.83)	(2.98)	14.99	13.83		9	0.14		0.14		0.90		70
Period ended 12/31/19(h)	16.60	0.16	2.12	2.28	(0.23)	(2.83)	(3.06)	15.82	13.83		10	0.14	(g)	0.14	(g)	1.53	(g)	31
Class R6
Six months ended 06/30/23	12.12	0.09	1.02	1.11	–	–	–	13.23	9.16		196	0.04	(g)	0.04	(g)	1.46	(g)	23
Year ended 12/31/22	16.09	0.19	(3.30)	(3.11)	(0.19)	(0.67)	(0.86)	12.12	(19.38)		15	0.10		0.11		1.30		27
Year ended 12/31/21	14.99	0.16	2.13	2.29	(0.33)	(0.86)	(1.19)	16.09	15.48		359	0.06		0.06		0.95		17
Year ended 12/31/20	15.82	0.14	2.01	2.15	(0.15)	(2.83)	(2.98)	14.99	13.87		9	0.10		0.14		0.94		70
Period ended 12/31/19(h)	16.60	0.17	2.12	2.29	(0.24)	(2.83)	(3.07)	15.82	13.90		10	0.10	(g)	0.10	(g)	1.58	(g)	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.51%, 0.51%, 0.55% and 0.64% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.67%, 0.71% and 0.70% or the eleven months ended December 31, 2019, and for the years ended January 31, 2019 and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Select Risk: High Growth Investor Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Select Risk: High Growth Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek total return.

    The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

    A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

    Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

    Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

    Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

    Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

    Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

11                     Invesco Select Risk: High Growth Investor Fund

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

    The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

    The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

    Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

12                     Invesco Select Risk: High Growth Investor Fund

net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

    The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $5,036 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

    The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

    The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

    A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

    The Adviser has contractually agreed, through at least April 30, 2024, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.45%, 1.20%, 0.70%, 0.20%, 0.20%, and 0.20%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2024. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees.

13                     Invesco Select Risk: High Growth Investor Fund

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $66,518 in front-end sales commissions from the sale of Class A shares and $1,412 and $568 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$774,066,433	$ –	$–	$774,066,433

Money Market Funds	4,371,185	262,694	–	4,633,879

Total Investments	$778,437,618	$262,694	$–	$778,700,312

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$508,929

14                     Invesco Select Risk: High Growth Investor Fund

Location of Gain on Statement of Operations
Equity Risk

Change in Net Unrealized Appreciation:
Futures contracts	$189,727

Total	$698,656

    The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts
Average notional value	$7,058,330

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $21,383.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund did not have a capital loss carryforward as of December 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $175,548,012 and $184,657,862, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$108,813,336

Aggregate unrealized (depreciation) of investments	(16,259,856)

Net unrealized appreciation of investments	$92,553,480

    Cost of investments for tax purposes is $686,146,832.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,930,367	$24,628,828	3,915,203	$53,041,156

Class C	442,360	5,370,256	952,699	12,305,439

Class R	649,196	8,256,332	1,085,730	14,599,307

Class Y	110,982	1,436,575	596,974	7,895,694

Class R6	13,548	172,398	1,276	16,257

15                     Invesco Select Risk: High Growth Investor Fund

	Summary of Share Activity

	Six months ended June 30, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	-	$-	2,903,853	$35,513,530

Class C	-	-	362,891	4,249,483

Class R	-	-	358,216	4,377,396

Class Y	-	-	59,288	731,017

Class R6	-	-	38	464

Automatic conversion of Class C shares to Class A shares:
Class A	391,948	4,980,849	664,369	8,954,181

Class C	(410,402)	(4,980,849)	(695,192)	(8,954,181)

Reacquired:
Class A	(3,098,448)	(39,555,763)	(6,205,956)	(84,245,940)

Class C	(497,611)	(6,080,225)	(1,079,544)	(13,968,015)

Class R	(513,979)	(6,577,232)	(894,662)	(12,238,901)

Class Y	(170,155)	(2,201,051)	(390,207)	(5,237,255)

Class R6	-	-	(22,371)	(349,434)

Net increase (decrease) in share activity	(1,152,194)	$(14,549,882)	1,612,605	$16,690,198

16                     Invesco Select Risk: High Growth Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,089.80	$1.92	$1,022.96	$1.86	0.37%
Class C	1,000.00	1,085.20	5.84	1,019.19	5.66	1.13
Class R	1,000.00	1,088.30	3.26	1,021.67	3.16	0.63
Class Y	1,000.00	1,090.70	0.67	1,024.15	0.65	0.13
Class R5	1,000.00	1,091.60	0.21	1,024.60	0.20	0.04
Class R6	1,000.00	1,091.60	0.21	1,024.60	0.20	0.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                     Invesco Select Risk: High Growth Investor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Risk: High Growth Investor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Select Risk: High Growth Investor Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted

18                     Invesco Select Risk: High Growth Investor Fund

that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its exposure to alternative strategies as well as to certain segments of the equity market, negatively impacted Fund performance. The Board further considered that the Fund underwent investment strategy changes in 2020 and recently underwent a change in portfolio management in March 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

19                     Invesco Select Risk: High Growth Investor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSGI-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Select Risk: Moderately Conservative Investor Fund

Nasdaq:

A: CAAMX ∎ C: CACMX ∎ R: CMARX ∎ S: CMASX ∎ Y: CAAYX ∎ R5: CMAIX ∎ R6: CNSSX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
16	Fund Expenses
17	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.56%
Class C Shares	5.01
Class R Shares	5.35
Class S Shares	5.61
Class Y Shares	5.59
Class R5 Shares	5.60
Class R6 Shares	5.60
Bloomberg Global Aggregate USD Hedged Index▼	2.96
Custom Invesco Select Risk: Moderately Conservative Index∎	7.29
MSCI All Country World Index▼	13.93
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.

    The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco Select Risk: Moderately Conservative Index is composed of 40% MSCI All Country World Index and 60% Bloomberg Global Aggregate USD Hedged Index.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Select Risk: Moderately Conservative Investor Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.61%
10 Years	2.88
5 Years	1.62
1 Year	-0.68

Class C Shares
Inception (4/29/05)	3.60%
10 Years	2.84
5 Years	1.97
1 Year	3.29

Class R Shares
Inception (4/29/05)	3.67%
10 Years	3.20
5 Years	2.50
1 Year	4.90

Class S Shares
Inception (6/3/11)	3.88%
10 Years	3.56
5 Years	2.86
1 Year	5.25

Class Y Shares
Inception (10/3/08)	4.77%
10 Years	3.72
5 Years	3.01
1 Year	5.42

Class R5 Shares
Inception (4/29/05)	4.22%
10 Years	3.76
5 Years	3.07
1 Year	5.49

Class R6 Shares
10 Years	3.65%
5 Years	3.07
1 Year	5.49

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Select Risk: Moderately Conservative Investor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Select Risk: Moderately Conservative Investor Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco Select Risk: Moderately Conservative Investor Fund

Schedule of Investments in Affiliated Issuers–100.28%(a)

	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/23	Value 06/30/23
Alternative Funds–4.94%
Invesco Global Real Estate Income Fund, Class R6	2.47%	$5,619,614	$1,702,829	$(366,434)	$182,401	$(64,135)	$103,113	898,891	$7,074,275

Invesco Macro Allocation Strategy Fund, Class R6(b)	2.47%	9,094,613	–	(1,873,495)	140,110	(268,910)	–	957,128	7,092,318

Total Alternative Funds		14,714,227	1,702,829	(2,239,929)	322,511	(333,045)	103,113		14,166,593

Domestic Equity Funds–21.69%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	3.33%	8,482,797	1,016,391	(889,079)	1,080,190	(136,125)	–	340,977	9,554,174

Invesco Main Street Small Cap Fund, Class R6	2.54%	4,500,200	3,283,618	(1,143,812)	512,178	111,019	–	371,519	7,263,203

Invesco NASDAQ 100 ETF	1.76%	–	5,178,445	(1,058,055)	810,149	118,085	7,197	33,219	5,048,624

Invesco Russell 1000® Dynamic Multifactor ETF	5.81%	15,139,785	1,688,350	(2,357,787)	2,025,645	163,231	128,362	340,123	16,659,224

Invesco S&P 500® Low Volatility ETF	4.01%	12,524,208	–	(798,257)	(137,107)	(92,981)	138,003	183,026	11,495,863

Invesco S&P 500® Pure Growth ETF	2.00%	10,515,821	–	(4,678,071)	(895,201)	797,521	73,271	37,625	5,740,070

Invesco S&P 500® Pure Value ETF	2.24%	7,119,886	–	(672,359)	6,225	(50,061)	86,822	82,575	6,403,691

Invesco S&P SmallCap Low Volatility ETF	–	3,036,138	–	(2,897,753)	(710,846)	572,461	23,280	–	–

Total Domestic Equity Funds		61,318,835	11,166,804	(14,495,173)	2,691,233	1,483,150	456,935		62,164,849

Fixed Income Funds–58.82%
Invesco 1-30 Laddered Treasury ETF	11.60%	41,956,516	–	(9,512,202)	2,650,873	(1,854,309)	455,454	1,139,557	33,240,878

Invesco Core Plus Bond Fund, Class R6	9.42%	41,122,008	779,724	(14,770,042)	2,130,872	(2,262,880)	776,094	2,980,097	26,999,682

Invesco Floating Rate ESG Fund, Class R6	0.52%	–	1,483,407	–	–	–	3,410	219,115	1,483,407

Invesco Fundamental High Yield® Corporate Bond ETF	–	11,704,156	–	(11,709,600)	1,204,741	(1,199,297)	115,743	–	–

Invesco High Yield Fund, Class R6	8.21%	–	24,621,988	(1,233,936)	137,241	6,372	408,665	6,880,604	23,531,665

Invesco Income Fund, Class R6	1.02%	5,031,920	111,132	(2,231,196)	150,110	(135,852)	110,647	429,049	2,926,114

Invesco International Bond Fund, Class R6	6.69%	9,327,619	11,765,987	(2,333,263)	779,510	(350,112)	344,000	4,421,599	19,189,741

Invesco Master Loan Fund, Class R6	4.69%	14,978,786	706,392	(2,112,179)	(97,482)	(45,427)	698,789	895,154	13,430,090

Invesco Senior Floating Rate Fund, Class R6	0.79%	–	2,230,697	–	37,446	–	49,068	344,703	2,268,143

Invesco Taxable Municipal Bond ETF	8.23%	26,230,088	–	(3,495,744)	1,733,921	(877,050)	458,288	888,558	23,591,215

Invesco Variable Rate Investment Grade ETF	7.65%	15,415,259	7,266,557	(915,321)	176,325	(742)	533,172	881,562	21,942,078

Total Fixed Income Funds		165,766,352	48,965,884	(48,313,483)	8,903,557	(6,719,297)	3,953,330		168,603,013

Foreign Equity Funds–14.30%
Invesco EQV Emerging Markets All Cap Fund, Class R6	1.48%	4,363,467	–	(542,759)	404,409	31,539	–	124,938	4,256,656

Invesco Developing Markets Fund, Class R6	1.46%	6,173,816	–	(2,619,008)	1,802,343	(1,161,247)	–	108,142	4,195,904

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	1.22%	–	3,697,479	(389,197)	173,021	22,745	50,525	77,937	3,504,048

Invesco Global Fund, Class R6(b)	4.00%	16,978,069	–	(8,565,323)	4,913,566	(1,857,014)	–	122,890	11,469,298

Invesco Global Infrastructure Fund, Class R6	1.02%	2,896,153	69,055	–	(42,216)	–	33,154	255,283	2,922,992

Invesco International Select Equity Fund, Class R6	0.00%	3,708,681	–	(3,874,002)	1,338,129	(1,172,801)	–	1	7

Invesco International Small-Mid Company Fund, Class R6	0.97%	2,929,006	–	(393,150)	302,391	(69,028)	–	65,762	2,769,219

Invesco Oppenheimer International Growth Fund, Class R6	1.00%	–	2,997,181	(385,881)	225,605	27,760	–	74,952	2,864,665

Invesco RAFI™ Strategic Developed ex-US ETF	–	5,839,794	–	(6,004,213)	(518,958)	683,377	–	–	–

Invesco S&P Emerging Markets Low Volatility ETF	2.17%	4,494,566	2,178,001	(639,894)	243,774	(62,463)	82,546	264,200	6,213,984

Invesco S&P International Developed Low Volatility ETF	0.98%	2,982,944	–	(250,027)	72,300	(7,175)	63,250	102,305	2,798,042

Total Foreign Equity Funds		50,366,496	8,941,716	(23,663,454)	8,914,364	(3,564,307)	229,475		40,994,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Select Risk: Moderately Conservative Investor Fund

Invesco Select Risk: Moderately Conservative Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–100.28%(a)

	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 06/30/23	Value 06/30/23
Money Market Funds–0.53%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(c)	0.19%	$227,285	$12,641,788	$(12,329,853)	$–	$–	$11,494		539,220	$539,220

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(c)	0.13%	154,880	9,029,850	(8,814,706)	(22)	(62)	6,202		369,903	369,940

Invesco Treasury Portfolio, Institutional Class, 5.03%(c)	0.21%	259,754	14,447,758	(14,091,260)	–	–	11,770		616,252	616,252

Total Money Market Funds		641,919	36,119,396	(35,235,819)	(22)	(62)	29,466			1,525,412

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $288,382,048)	100.28%	292,807,829	106,896,629	(123,947,858)	20,831,643	(9,133,561)	4,772,319			287,454,682

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Private Government Fund, 5.10%(c)(d)	–	–	2,069,233	(2,069,233)	–	–	1,872	(e)	–	–

Invesco Private Prime Fund, 5.23%(c)(d)	–	–	5,309,790	(5,309,828)	–	38	4,957	(e)	–	–

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $0)	0.00%	–	7,379,023	(7,379,061)	–	38	6,829			–

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $288,382,048)	100.28%	$292,807,829	$114,275,652	$(131,326,919)	$20,831,643	$(9,133,523)	$4,779,148			$287,454,682

OTHER ASSETS LESS LIABILITIES	(0.28)%									(796,715)

NET ASSETS	100.00%									$286,657,967

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(e)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

Portfolio Composition*

By fund type, based on total investments

as of June 30, 2023

Fixed Income Funds	58.65%
Equity Funds	35.89
Alternative Funds	4.93
Money Market Funds	0.53

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in affiliated underlying funds, at value (Cost $288,382,048)	$287,454,682

Receivable for:
Fund shares sold	294,361

Dividends - affiliated underlying funds	525,894

Investment for trustee deferred compensation and retirement plans	41,252

Other assets	81,122

Total assets	288,397,311

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	534,405

Fund shares reacquired	995,663

Accrued fees to affiliates	129,492

Accrued other operating expenses	32,405

Trustee deferred compensation and retirement plans	47,379

Total liabilities	1,739,344

Net assets applicable to shares outstanding	$286,657,967

Net assets consist of:
Shares of beneficial interest	$308,715,046

Distributable earnings (loss)	(22,057,079)

$286,657,967

Net Assets:
Class A	$251,887,140

Class C	$15,661,939

Class R	$10,006,397

Class S	$1,617,666

Class Y	$7,207,941

Class R5	$93,598

Class R6	$183,286

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	25,299,559

Class C	1,592,505

Class R	1,009,599

Class S	162,273

Class Y	725,327

Class R5	9,358

Class R6	18,326

Class A:
Net asset value per share	$9.96

Maximum offering price per share (Net asset value of $9.96 ÷ 94.50%)	$10.54

Class C:
Net asset value and offering price per share	$9.83

Class R:
Net asset value and offering price per share	$9.91

Class S:
Net asset value and offering price per share	$9.97

Class Y:
Net asset value and offering price per share	$9.94

Class R5:
Net asset value and offering price per share	$10.00

Class R6:
Net asset value and offering price per share	$10.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:

Dividends from affiliated underlying funds (includes net securities lending income of $3,758)	$4,776,077

Interest	21,536

Total investment income	4,797,613

Expenses:
Administrative services fees	21,900

Custodian fees	1,296

Distribution fees:
Class A	314,594

Class C	79,349

Class R	23,821

Class S	1,187

Transfer agent fees – A, C, R, S and Y	157,609

Transfer agent fees – R5	13

Transfer agent fees – R6	28

Trustees’ and officers’ fees and benefits	7,368

Registration and filing fees	51,329

Reports to shareholders	13,906

Professional services fees	19,070

Other	7,871

Total expenses	699,341

Less: Expense offset arrangement(s)	(3,909)

Net expenses	695,432

Net investment income	4,102,181

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying fund shares	(9,133,523)

Change in net unrealized appreciation of affiliated underlying fund shares	20,831,643

Net realized and unrealized gain	11,698,120

Net increase in net assets resulting from operations	$15,800,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Moderately Conservative Investor Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30,	December 31,
	2023	2022

Operations:
Net investment income	$4,102,181	$5,820,867

Net realized gain (loss)	(9,133,523)	(11,199,044)

Change in net unrealized appreciation (depreciation)	20,831,643	(58,325,423)

Net increase (decrease) in net assets resulting from operations	15,800,301	(63,703,600)

Distributions to shareholders from distributable earnings:
Class A	(1,984,005)	(11,115,426)

Class C	(65,895)	(608,915)

Class R	(65,423)	(356,214)

Class S	(13,351)	(70,925)

Class Y	(111,922)	(846,632)

Class R5	(859)	(4,459)

Class R6	(2,180)	(1,871)

Total distributions from distributable earnings	(2,243,635)	(13,004,442)

Return of capital:
Class A	–	(178,713)

Class C	–	(7,293)

Class R	–	(4,918)

Class S	–	(1,166)

Class Y	–	(14,568)

Class R5	–	(76)

Class R6	–	(27)

Total return of capital	–	(206,761)

Total distributions	(2,243,635)	(13,211,203)

Share transactions–net:
Class A	(8,300,738)	(17,524,674)

Class C	(1,158,229)	(3,969,209)

Class R	625,828	1,003,513

Class S	(22,958)	(39,358)

Class Y	(11,118,266)	9,072,926

Class R5	(7,148)	9,458

Class R6	132,209	11,888

Net increase (decrease) in net assets resulting from share transactions	(19,849,302)	(11,435,456)

Net increase (decrease) in net assets	(6,292,636)	(88,350,259)

Net assets:
Beginning of period	292,950,603	381,300,862

End of period	$286,657,967	$292,950,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Moderately Conservative Investor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)(b)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets(b)		Portfolio turnover (e)
Class A
Six months ended 06/30/23	$ 9.51	$0.14	$ 0.39	$ 0.53	$(0.08)	$ –	$ –	$(0.08)	$ 9.96	5.56%	$251,887	0.44	%(f)	0.44	%(f)	2.80	%(f)	24%
Year ended 12/31/22	11.93	0.19	(2.18)	(1.99)	(0.18)	(0.24)	(0.01)	(0.43)	9.51	(16.69)	248,677	0.44		0.44		1.83		29
Year ended 12/31/21	11.69	0.15	0.69	0.84	(0.23)	(0.37)	–	(0.60)	11.93	7.26	331,992	0.44		0.44		1.25		28
Year ended 12/31/20	11.47	0.20	0.94	1.14	(0.27)	(0.65)	–	(0.92)	11.69	10.23	300,116	0.47		0.47		1.81		86
Year ended 12/31/19	10.68	0.35	1.18	1.53	(0.35)	(0.39)	–	(0.74)	11.47	14.39	257,703	0.48		0.48		3.01		28
Year ended 12/31/18	11.63	0.28	(0.80)	(0.52)	(0.28)	(0.15)	–	(0.43)	10.68	(4.50)	210,248	0.50		0.50		2.43		23
Class C
Six months ended 06/30/23	9.40	0.10	0.37	0.47	(0.04)	–	–	(0.04)	9.83	5.01	15,662	1.19	(f)	1.19	(f)	2.05	(f)	24
Year ended 12/31/22	11.79	0.11	(2.15)	(2.04)	(0.11)	(0.24)	–	(0.35)	9.40	(17.29)	16,084	1.19		1.19		1.08		29
Year ended 12/31/21	11.55	0.06	0.68	0.74	(0.13)	(0.37)	–	(0.50)	11.79	6.53	24,758	1.19		1.19		0.50		28
Year ended 12/31/20	11.34	0.12	0.92	1.04	(0.18)	(0.65)	–	(0.83)	11.55	9.40	27,569	1.22		1.22		1.06		86
Year ended 12/31/19	10.57	0.26	1.16	1.42	(0.26)	(0.39)	–	(0.65)	11.34	13.45	33,282	1.23		1.23		2.26		28
Year ended 12/31/18	11.51	0.19	(0.79)	(0.60)	(0.19)	(0.15)	–	(0.34)	10.57	(5.21)	57,060	1.25		1.25		1.68		23
Class R
Six months ended 06/30/23	9.47	0.12	0.39	0.51	(0.07)	–	–	(0.07)	9.91	5.35	10,006	0.69	(f)	0.69	(f)	2.55	(f)	24
Year ended 12/31/22	11.88	0.16	(2.16)	(2.00)	(0.16)	(0.24)	(0.01)	(0.41)	9.47	(16.90)	8,955	0.69		0.69		1.58		29
Year ended 12/31/21	11.64	0.12	0.69	0.81	(0.20)	(0.37)	–	(0.57)	11.88	7.02	10,020	0.69		0.69		1.00		28
Year ended 12/31/20	11.42	0.18	0.93	1.11	(0.24)	(0.65)	–	(0.89)	11.64	9.99	7,877	0.72		0.72		1.56		86
Year ended 12/31/19	10.64	0.32	1.17	1.49	(0.32)	(0.39)	–	(0.71)	11.42	14.05	7,777	0.73		0.73		2.76		28
Year ended 12/31/18	11.58	0.25	(0.79)	(0.54)	(0.25)	(0.15)	–	(0.40)	10.64	(4.68)	7,410	0.75		0.75		2.18		23
Class S
Six months ended 06/30/23	9.52	0.14	0.39	0.53	(0.08)	–	–	(0.08)	9.97	5.61	1,618	0.34	(f)	0.34	(f)	2.90	(f)	24
Year ended 12/31/22	11.95	0.20	(2.19)	(1.99)	(0.19)	(0.24)	(0.01)	(0.44)	9.52	(16.66)	1,567	0.34		0.34		1.93		29
Year ended 12/31/21	11.70	0.16	0.70	0.86	(0.24)	(0.37)	–	(0.61)	11.95	7.46	2,009	0.34		0.34		1.35		28
Year ended 12/31/20	11.48	0.22	0.93	1.15	(0.28)	(0.65)	–	(0.93)	11.70	10.33	2,012	0.37		0.37		1.91		86
Year ended 12/31/19	10.70	0.36	1.17	1.53	(0.36)	(0.39)	–	(0.75)	11.48	14.39	1,877	0.38		0.38		3.11		28
Year ended 12/31/18	11.64	0.29	(0.79)	(0.50)	(0.29)	(0.15)	–	(0.44)	10.70	(4.31)	1,814	0.40		0.40		2.53		23
Class Y
Six months ended 06/30/23	9.50	0.15	0.38	0.53	(0.09)	–	–	(0.09)	9.94	5.59	7,208	0.19	(f)	0.19	(f)	3.05	(f)	24
Year ended 12/31/22	11.92	0.21	(2.17)	(1.96)	(0.21)	(0.24)	(0.01)	(0.46)	9.50	(16.49)	17,526	0.19		0.19		2.08		29
Year ended 12/31/21	11.67	0.18	0.70	0.88	(0.26)	(0.37)	–	(0.63)	11.92	7.63	12,372	0.19		0.19		1.50		28
Year ended 12/31/20	11.45	0.23	0.93	1.16	(0.29)	(0.65)	–	(0.94)	11.67	10.52	10,363	0.22		0.22		2.06		86
Year ended 12/31/19	10.67	0.37	1.18	1.55	(0.38)	(0.39)	–	(0.77)	11.45	14.59	9,457	0.23		0.23		3.26		28
Year ended 12/31/18	11.62	0.31	(0.80)	(0.49)	(0.31)	(0.15)	–	(0.46)	10.67	(4.27)	6,268	0.25		0.25		2.68		23
Class R5
Six months ended 06/30/23	9.56	0.15	0.38	0.53	(0.09)	–	–	(0.09)	10.00	5.60	94	0.11	(f)	0.11	(f)	3.13	(f)	24
Year ended 12/31/22	11.99	0.22	(2.18)	(1.96)	(0.22)	(0.24)	(0.01)	(0.47)	9.56	(16.40)	96	0.12		0.12		2.15		29
Year ended 12/31/21	11.74	0.19	0.69	0.88	(0.26)	(0.37)	–	(0.63)	11.99	7.65	109	0.15		0.15		1.54		28
Year ended 12/31/20	11.52	0.24	0.93	1.17	(0.30)	(0.65)	–	(0.95)	11.74	10.51	11	0.19		0.19		2.09		86
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	–	(0.77)	11.52	14.69	11	0.19		0.20		3.30		28
Year ended 12/31/18	11.68	0.31	(0.80)	(0.49)	(0.31)	(0.15)	–	(0.46)	10.73	(4.18)	10	0.21		0.21		2.72		23
Class R6
Six months ended 06/30/23	9.56	0.15	0.38	0.53	(0.09)	–	–	(0.09)	10.00	5.60	183	0.11	(f)	0.11	(f)	3.13	(f)	24
Year ended 12/31/22	11.98	0.22	(2.17)	(1.95)	(0.22)	(0.24)	(0.01)	(0.47)	9.56	(16.33)	46	0.12		0.12		2.15		29
Year ended 12/31/21	11.74	0.19	0.68	0.87	(0.26)	(0.37)	–	(0.63)	11.98	7.56	41	0.15		0.15		1.54		28
Year ended 12/31/20	11.52	0.24	0.93	1.17	(0.30)	(0.65)	–	(0.95)	11.74	10.51	12	0.19		0.19		2.09		86
Year ended 12/31/19	10.73	0.38	1.18	1.56	(0.38)	(0.39)	–	(0.77)	11.52	14.69	10	0.19		0.20		3.30		28
Year ended 12/31/18	11.67	0.31	(0.79)	(0.48)	(0.31)	(0.15)	–	(0.46)	10.73	(4.10)	9	0.21		0.21		2.72		23

(a)	Calculated using average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.45%, 0.45%, 0.49%, 0.51%, 0.51% and 0.53% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Moderately Conservative Investor Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Moderately Conservative Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

    A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

    Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

    Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

    Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

    Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

11	Invesco Select Risk: Moderately Conservative Investor Fund

    Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

    The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

    The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

    Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for

12	Invesco Select Risk: Moderately Conservative Investor Fund

return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

    The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Other Risks - Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

    Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through June 30, 2023, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.40%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $12,827 in front-end sales commissions from the sale of Class A shares and $7,060 and $814 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

13	Invesco Select Risk: Moderately Conservative Investor Fund

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$285,929,270	$–	$–	$285,929,270

Money Market Funds	1,525,412	–	–	1,525,412

Total Investments	$287,454,682	$–	$–	$287,454,682

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,909.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,454,437	$4,285,881	$7,740,318

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $70,242,829 and $88,712,039, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$14,652,941

Aggregate unrealized (depreciation) of investments	(21,655,604)

Net unrealized appreciation (depreciation) of investments	$(7,002,663)

    Cost of investments for tax purposes is $294,457,345.

14	Invesco Select Risk: Moderately Conservative Investor Fund

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,774,972	$17,489,021	3,913,981	$40,339,954

Class C	107,563	1,045,829	444,004	4,579,693

Class R	185,896	1,822,642	349,475	3,601,407

Class S	824	8,100	1,564	16,200

Class Y	64,834	635,752	1,101,986	12,109,546

Class R5	482	4,762	588	6,032

Class R6	27,733	273,023	2,713	27,965

Issued as reinvestment of dividends:
Class A	185,974	1,819,304	1,079,790	10,546,978

Class C	6,514	62,970	60,731	583,120

Class R	6,748	65,739	36,972	358,613

Class S	1,362	13,351	7,364	72,091

Class Y	10,889	105,843	82,662	807,223

Class R5	78	770	417	4,089

Class R6	137	1,341	152	1,485

Automatic conversion of Class C shares to Class A shares:
Class A	78,952	775,806	158,199	1,636,174

Class C	(79,976)	(775,806)	(160,206)	(1,636,174)

Reacquired:
Class A	(2,883,448)	(28,384,869)	(6,830,674)	(70,047,780)

Class C	(153,290)	(1,491,222)	(732,401)	(7,495,848)

Class R	(128,758)	(1,262,553)	(284,285)	(2,956,507)

Class S	(4,453)	(44,409)	(12,505)	(127,649)

Class Y	(1,196,064)	(11,859,861)	(377,272)	(3,843,843)

Class R5	(1,267)	(12,680)	(63)	(663)

Class R6	(14,326)	(142,155)	(1,496)	(17,562)

Net increase (decrease) in share activity	(2,008,624)	$(19,849,302)	(1,158,304)	$(11,435,456)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15	Invesco Select Risk: Moderately Conservative Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,055.60	$2.24	$1,022.61	$2.21	0.44%
Class C	1,000.00	1,050.10	6.05	1,018.89	5.96	1.19
Class R	1,000.00	1,053.50	3.51	1,021.37	3.46	0.69
Class S	1,000.00	1,056.10	1.73	1,023.11	1.71	0.34
Class Y	1,000.00	1,055.90	0.97	1,023.85	0.95	0.19
Class R5	1,000.00	1,056.00	0.56	1,024.25	0.55	0.11
Class R6	1,000.00	1,056.00	0.56	1,024.25	0.55	0.11

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16	Invesco Select Risk: Moderately Conservative Investor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Risk: Moderately Conservative Investor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Select Risk: Moderately Conservative Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund’s asset allocation achieved

17	Invesco Select Risk: Moderately Conservative Investor Fund

through investing in underlying affiliated funds, including its exposure to certain fixed income securities in a rising interest rate environment, negatively impacted Fund performance. The Board further considered that the Fund underwent investment strategy changes in 2020 and recently underwent a change in portfolio management in March 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated and unaffiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

18	Invesco Select Risk: Moderately Conservative Investor Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	CAL-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Select Risk: Moderate Investor Fund

Nasdaq:

A: OAMIX ∎ C: OCMIX ∎ R: ONMIX ∎ S: PXMSX ∎ Y: OYMIX ∎ R5: PXMQX ∎ R6: PXMMX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
13	Notes to Financial Statements
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.20%
Class C Shares	6.86
Class R Shares	7.05
Class S Shares	7.19
Class Y Shares	7.35
Class R5 Shares	7.31
Class R6 Shares	7.31
Bloomberg Global Aggregate USD Hedged Index▼	2.96
MSCI All Country World Index▼	13.93
Custom Invesco Select Risk: Moderate Investor Index∎	9.52

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.

  The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Custom Invesco Select Risk: Moderate Investor Index is composed of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate USD Hedged Index.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Select Risk: Moderate Investor Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges

Class A Shares
Inception (4/5/05)	3.58%
10 Years	4.71
5 Years	2.75
1 Year	2.15

Class C Shares
Inception (4/5/05)	3.54%
10 Years	4.69
5 Years	3.13
1 Year	6.34

Class R Shares
Inception (4/5/05)	3.63%
10 Years	5.05
5 Years	3.65
1 Year	7.90

Class S Shares
10 Years	5.35%
5 Years	3.99
1 Year	8.22

Class Y Shares
Inception (4/5/05)	4.19%
10 Years	5.58
5 Years	4.17
1 Year	8.33

Class R5 Shares
10 Years	5.46%
5 Years	4.20
1 Year	8.38

Class R6 Shares
10 Years	5.46%
5 Years	4.21
1 Year	8.38

Effective May 24, 2019, Class A, Class C, Class R and Class Y shares of the Oppenheimer Portfolio Series: Moderate Investor Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Invesco Select Risk: Moderate Investor Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class S shares incepted on May 15, 2020. Performance shown above is that of the Fund’s and the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Select Risk: Moderate Investor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Select Risk: Moderate Investor Fund

Schedule of Investments

June 30, 2023

(Unaudited)

Invesco Select Risk: Moderate Investor Fund

Schedule of Investments in Affiliated Issuers–99.89%(a)

	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 06/30/23	Value 06/30/23
Alternative Funds–4.83%
Invesco Global Real Estate Income Fund, Class R6	2.44%	$37,067,177	$6,290,067	$–	$683,459	$–	$626,570	5,596,023	$44,040,703
Invesco Macro Allocation Strategy Fund, Class R6(b)	2.39%	44,432,842	6,879,412	(7,502,350)	328,052	(958,800)	–	5,827,147	43,179,156
Total Alternative Funds		81,500,019	13,169,479	(7,502,350)	1,011,511	(958,800)	626,570		87,219,859
Domestic Equity Funds–34.73%
Invesco Discovery Mid Cap Growth Fund, Class R6(b)	4.35%	78,342,256	5,165,275	(12,879,330)	9,776,556	(1,936,473)	–	2,800,438	78,468,284
Invesco Main Street Small Cap Fund, Class R6	3.79%	64,862,518	2,319,149	(4,969,456)	5,346,443	795,396	–	3,496,371	68,354,050
Invesco NASDAQ 100 ETF	3.36%	–	56,941,586	(6,858,509)	9,737,680	861,817	86,508	399,280	60,682,574
Invesco Russell 1000® Dynamic Multifactor ETF	9.20%	144,951,442	14,425,103	(14,753,987)	21,390,677	(61,403)	1,248,276	3,388,155	165,951,832
Invesco S&P 500® Low Volatility ETF	6.41%	120,076,343	4,823,910	(7,078,611)	(1,375,555)	(924,867)	1,349,924	1,839,217	115,521,220
Invesco S&P 500® Pure Growth ETF	3.26%	78,535,648	10,506,448	(29,768,904)	689,672	(1,149,763)	647,286	385,508	58,813,101
Invesco S&P 500® Pure Value ETF(c)	2.32%	44,096,208	6,000,114	(8,705,932)	626,814	(235,901)	567,523	538,766	41,781,303
Invesco S&P SmallCap Low Volatility ETF	–	18,093,313	865,283	(18,222,405)	(4,151,945)	3,415,754	138,479	–	–
Invesco Value Opportunities Fund, Class R6(b)	2.04%	33,327,823	7,009,136	(5,039,036)	1,899,922	(399,513)	–	2,252,040	36,798,332
Total Domestic Equity Funds		582,285,551	108,056,004	(108,276,170)	43,940,264	365,047	4,037,996		626,370,696
Fixed Income Funds–37.12%
Invesco 1-30 Laddered Treasury ETF	6.16%	116,952,935	11,817,493	(19,565,064)	5,755,183	(3,789,506)	1,375,112	3,811,143	111,171,041
Invesco Core Plus Bond Fund, Class R6	6.99%	139,223,830	4,275,097	(16,637,912)	3,742,078	(4,471,708)	3,053,442	13,921,786	126,131,385
Invesco Floating Rate ESG Fund, Class R6	0.35%	–	6,374,650	–	–	–	14,656	941,603	6,374,650
Invesco Fundamental High Yield® Corporate Bond ETF	–	52,619,655	754,968	(53,381,756)	7,038,494	(7,031,361)	520,526	–	–
Invesco High Yield Fund, Class R6	5.18%	–	92,784,238	–	535,926	–	1,555,006	27,286,598	93,320,164
Invesco Income Fund, Class R6	0.96%	29,465,072	2,105,576	(14,297,166)	(72,448)	126,024	659,834	2,540,624	17,327,058
Invesco International Bond Fund, Class R6	3.96%	40,946,508	32,949,811	(3,781,908)	1,646,611	(329,569)	1,308,483	16,458,860	71,431,453
Invesco Master Loan Fund, Class R6	3.20%	61,671,579	2,931,590	(6,354,791)	(344,278)	(255,949)	2,900,972	3,842,416	57,648,151
Invesco Taxable Municipal Bond ETF(c)	5.48%	110,374,393	3,062,671	(18,251,046)	8,290,682	(4,722,621)	1,917,475	3,719,551	98,754,079
Invesco Variable Rate Investment Grade ETF	4.84%	82,316,818	9,450,996	(5,054,658)	601,396	(9,218)	2,415,347	3,507,647	87,305,334
Total Fixed Income Funds		633,570,790	166,507,090	(137,324,301)	27,193,644	(20,483,908)	15,720,853		669,463,315
Foreign Equity Funds–22.69%
Invesco EQV Emerging Markets All Cap Fund, Class R6	2.55%	60,131,424	149,626	(19,614,526)	11,901,894	(6,567,367)	–	1,350,192	46,001,051
Invesco Developing Markets Fund, Class R6	2.24%	54,069,319	116,407	(19,261,184)	14,164,596	(8,600,026)	–	1,043,534	40,489,112
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	2.02%	–	35,026,840	(453,358)	1,796,530	13,778	524,619	809,248	36,383,790
Invesco Global Fund, Class R6(b)	6.47%	121,791,336	–	(30,679,642)	27,565,666	(1,969,929)	–	1,250,481	116,707,431
Invesco Global Infrastructure Fund, Class R6	0.96%	16,646,992	1,061,949	(118,919)	(278,469)	(5,359)	196,295	1,511,458	17,306,194
Invesco International Select Equity Fund, Class R6	–	25,619,103	611,669	(27,408,887)	3,845,243	(2,667,122)	–	1	6
Invesco International Small-Mid Company Fund, Class R6	1.75%	47,006,750	–	(18,770,184)	6,157,023	(2,844,397)	–	749,209	31,549,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Select Risk: Moderate Investor Fund

Invesco Select Risk: Moderate Investor Fund (continued)

Schedule of Investments in Affiliated Issuers–99.89%(a)

	% of Net Assets 06/30/23	Value 12/31/22	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income		Shares 06/30/23	Value 06/30/23

Invesco Oppenheimer International Growth Fund, Class R6	1.83%	$–	$31,054,445	$(747,725)	$2,592,615	$20,850	$–		861,334	$32,920,185

Invesco RAFI™ Strategic Developed ex-US ETF	–	64,145,682	407,318	(66,528,430)	617,952	1,357,478	–		–	–

Invesco S&P Emerging Markets Low Volatility ETF	3.40%	30,174,601	31,184,834	(1,772,387)	1,712,434	8,879	729,497		2,606,648	61,308,361

Invesco S&P International Developed Low Volatility ETF	1.47%	16,531,856	9,608,187	(163,489)	550,712	(8,952)	472,338		969,591	26,518,314

Total Foreign Equity Funds		436,117,063	109,221,275	(185,518,731)	70,626,196	(21,262,167)	1,922,749			409,183,636

Money Market Funds–0.52%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)	0.19%	881,353	75,145,274	(72,528,049)	–	–	56,501		3,498,578	3,498,578

Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)	0.11%	629,856	53,675,196	(52,379,314)	(93)	(113)	25,356		1,925,339	1,925,532

Invesco Treasury Portfolio, Institutional Class, 5.03%(d)	0.22%	1,007,261	85,880,313	(82,889,199)	–	–	56,740		3,998,375	3,998,375

Total Money Market Funds		2,518,470	214,700,783	(207,796,562)	(93)	(113)	138,597			9,422,485

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $1,723,501,195)	99.89%	1,735,991,893	611,654,631	(646,418,114)	142,771,522	(42,339,941)	22,446,765			1,801,659,991

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.08%
Invesco Private Government Fund, 5.10%(d)(e)	0.30%	12,955,466	56,378,191	(63,908,094)	–	–	262,105	(f)	5,425,563	5,425,563

Invesco Private Prime Fund, 5.23%(d)(e)	0.78%	33,314,056	127,410,090	(146,765,706)	(7,038)	46	710,986	(f)	13,952,844	13,951,448

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,377,384)	1.08%	46,269,522	183,788,281	(210,673,800)	(7,038)	46	973,091			19,377,011

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,742,878,579)	100.97%	$1,782,261,415	$795,442,912	$(857,091,914)	$142,764,484	$(42,339,895)	$23,419,856			$1,821,037,002

OTHER ASSETS LESS LIABILITIES	(0.97)%									(17,456,859)

NET ASSETS	100.00%									$1,803,580,143

Investment Abbreviations:

ETF - Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2023.
(d)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.
(f)

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Select Risk: Moderate Investor Fund

Portfolio Composition*

By fund type, based on total investments

as of June 30, 2023

Equity Funds	56.87%

Fixed Income Funds	36.76

Alternative Funds	4.79

Money Market Funds	1.58

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Select Risk: Moderate Investor Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:

Investments in affiliated underlying funds, at value (Cost $1,742,878,579)*	$1,821,037,002

Other investments:
Variation margin receivable – futures contracts	3,775,191

Cash	10,000

Receivable for:
Fund shares sold	763,076

Dividends - affiliated underlying funds	2,158,828

Investment for trustee deferred compensation and retirement plans	159,213

Other assets	109,885

Total assets	1,828,013,195

Liabilities:
Payable for:
Investments purchased - affiliated underlying funds	2,176,023

Fund shares reacquired	1,868,331

Collateral upon return of securities loaned	19,377,384

Accrued fees to affiliates	763,453

Accrued trustees’ and officers’ fees and benefits	10,712

Accrued other operating expenses	65,609

Trustee deferred compensation and retirement plans	171,540

Total liabilities	24,433,052

Net assets applicable to shares outstanding	$1,803,580,143

Net assets consist of:
Shares of beneficial interest	$1,762,544,182

Distributable earnings	41,035,961

$1,803,580,143

Net Assets:
Class A	$1,452,627,655

Class C	$158,871,707

Class R	$143,457,428

Class S	$20,311,009

Class Y	$25,718,305

Class R5	$9,260

Class R6	$2,584,779

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	141,416,452

Class C	15,937,452

Class R	14,109,320

Class S	1,975,350

Class Y	2,480,250

Class R5	901

Class R6	251,364

Class A:
Net asset value per share	$10.27

Maximum offering price per share (Net asset value of $10.27 ÷ 94.50%)	$10.87

Class C:
Net asset value and offering price per share	$9.97

Class R:
Net asset value and offering price per share	$10.17

Class S:
Net asset value and offering price per share	$10.28

Class Y:
Net asset value and offering price per share	$10.37

Class R5:
Net asset value and offering price per share	$10.28

Class R6:
Net asset value and offering price per share	$10.28

*	At June 30, 2023, securities with an aggregate value of $19,057,803 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Select Risk: Moderate Investor Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Dividends from affiliated underlying funds (includes net securities lending income of $115,723)	$22,562,487

Interest	227,230

Total investment income	22,789,717

Expenses:
Custodian fees	6,353

Distribution fees:
Class A	1,716,186

Class C	807,214

Class R	350,618

Class S	15,303

Transfer agent fees – A, C, R, S and Y	971,773

Transfer agent fees – R5	1

Transfer agent fees – R6	341

Trustees’ and officers’ fees and benefits	15,186

Registration and filing fees	72,996

Reports to shareholders	46,446

Professional services fees	29,110

Other	(30,965)

Total expenses	4,000,562

Less: Expense offset arrangement(s)	(38,138)

Net expenses	3,962,424

Net investment income	18,827,293

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Affiliated underlying fund shares	(42,339,895)

Foreign currencies	107

Futures contracts	(234,479)

(42,574,267)

Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	142,764,484

Foreign currencies	(390,853)

Futures contracts	4,210,165

146,583,796

Net realized and unrealized gain	104,009,529

Net increase in net assets resulting from operations	$122,836,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Select Risk: Moderate Investor Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income	$18,827,293	$28,121,308

Net realized gain (loss)	(42,574,267)	(12,617,745)

Change in net unrealized appreciation (depreciation)	146,583,796	(412,902,690)

Net increase (decrease) in net assets resulting from operations	122,836,822	(397,399,127)

Distributions to shareholders from distributable earnings:
Class A	–	(58,494,777)

Class C	–	(5,695,232)

Class R	–	(5,290,625)

Class S	–	(859,346)

Class Y	–	(1,158,407)

Class R5	–	(408)

Class R6	–	(93,149)

Total distributions from distributable earnings	–	(71,591,944)

Share transactions–net:
Class A	(39,739,545)	(33,245,176)

Class C	(14,530,112)	(23,833,583)

Class R	(1,083,178)	8,181,682

Class S	(1,106,971)	(661,448)

Class Y	(1,734,640)	(978,788)

Class R6	356,113	(190,185)

Net increase (decrease) in net assets resulting from share transactions	(57,838,333)	(50,727,498)

Net increase (decrease) in net assets	64,998,489	(519,718,569)

Net assets:
Beginning of period	1,738,581,654	2,258,300,223

End of period	$1,803,580,143	$1,738,581,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Risk: Moderate Investor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets		Portfolio turnover (e)
Class A
Six months ended 06/30/23	$9.58	$0.11	$0.58	$0.69	$–	$–	$–	$10.27	7.20%		$1,452,628	0.37	%(f)	0.37	%(f)	2.20	%(f)	22%
Year ended 12/31/22	12.15	0.17	(2.32)	(2.15)	(0.16)	(0.26)	(0.42)	9.58	(17.73	)(g)	1,393,169	0.37	(g)	0.37	(g)	1.58	(g)	22
Year ended 12/31/21	11.95	0.13	1.06	1.19	(0.26)	(0.73)	(0.99)	12.15	10.11	(g)	1,801,506	0.35	(g)	0.38	(g)	1.01	(g)	32
Year ended 12/31/20	11.96	0.16	1.14	1.30	(0.18)	(1.13)	(1.31)	11.95	11.67	(g)	1,851,149	0.31	(g)	0.38	(g)	1.42	(g)	88
Eleven months ended 12/31/19	11.72	0.22	1.32	1.54	(0.36)	(0.94)	(1.30)	11.96	13.13		1,156,291	0.40	(f)	0.47	(f)	1.95	(f)	16
Year ended 01/31/19	12.66	0.20	(0.80)	(0.60)	(0.21)	(0.13)	(0.34)	11.72	(4.59)		1,037,833	0.41		0.48		1.61		40
Year ended 01/31/18	11.06	0.14	1.69	1.83	(0.23)	–	(0.23)	12.66	16.59		1,169,055	0.41		0.49		1.20		6
Class C
Six months ended 06/30/23	9.33	0.07	0.57	0.64	–	–	–	9.97	6.86		158,872	1.13	(f)	1.13	(f)	1.44	(f)	22
Year ended 12/31/22	11.84	0.08	(2.25)	(2.17)	(0.08)	(0.26)	(0.34)	9.33	(18.38)		162,701	1.13		1.13		0.82		22
Year ended 12/31/21	11.66	0.03	1.04	1.07	(0.16)	(0.73)	(0.89)	11.84	9.33		233,536	1.11		1.14		0.25		32
Year ended 12/31/20	11.72	0.07	1.09	1.16	(0.09)	(1.13)	(1.22)	11.66	10.70		250,605	1.08		1.15		0.65		88
Eleven months ended 12/31/19	11.49	0.13	1.29	1.42	(0.25)	(0.94)	(1.19)	11.72	12.44		273,048	1.16	(f)	1.23	(f)	1.19	(f)	16
Year ended 01/31/19	12.41	0.10	(0.78)	(0.68)	(0.11)	(0.13)	(0.24)	11.49	(5.33)		358,746	1.17		1.24		0.86		40
Year ended 01/31/18	10.85	0.05	1.65	1.70	(0.14)	–	(0.14)	12.41	15.69		409,418	1.16		1.25		0.43		6
Class R
Six months ended 06/30/23	9.50	0.10	0.57	0.67	–	–	–	10.17	7.05		143,457	0.63	(f)	0.63	(f)	1.94	(f)	22
Year ended 12/31/22	12.05	0.14	(2.30)	(2.16)	(0.13)	(0.26)	(0.39)	9.50	(17.94)		135,035	0.63		0.63		1.32		22
Year ended 12/31/21	11.85	0.09	1.07	1.16	(0.23)	(0.73)	(0.96)	12.05	9.92		161,076	0.61		0.64		0.75		32
Year ended 12/31/20	11.88	0.13	1.12	1.25	(0.15)	(1.13)	(1.28)	11.85	11.32		153,448	0.58		0.65		1.15		88
Eleven months ended 12/31/19	11.65	0.19	1.30	1.49	(0.32)	(0.94)	(1.26)	11.88	12.84		131,445	0.66	(f)	0.73	(f)	1.69	(f)	16
Year ended 01/31/19	12.59	0.16	(0.79)	(0.63)	(0.18)	(0.13)	(0.31)	11.65	(4.86)		116,637	0.66		0.73		1.36		40
Year ended 01/31/18	11.00	0.11	1.68	1.79	(0.20)	–	(0.20)	12.59	16.33		123,884	0.66		0.74		0.96		6
Class S
Six months ended 06/30/23	9.59	0.11	0.58	0.69	–	–	–	10.28	7.19		20,311	0.28	(f)	0.28	(f)	2.29	(f)	22
Year ended 12/31/22	12.16	0.18	(2.32)	(2.14)	(0.17)	(0.26)	(0.43)	9.59	(17.64)		19,994	0.28		0.28		1.67		22
Year ended 12/31/21	11.96	0.14	1.07	1.21	(0.28)	(0.73)	(1.01)	12.16	10.22		26,025	0.26		0.29		1.10		32
Period ended 12/31/20(h)	10.46	0.11	2.38	2.49	(0.19)	(0.80)	(0.99)	11.96	23.86		26,339	0.23	(f)	0.30	(f)	1.50	(f)	88
Class Y
Six months ended 06/30/23	9.66	0.12	0.59	0.71	–	–	–	10.37	7.35		25,718	0.13	(f)	0.13	(f)	2.44	(f)	22
Year ended 12/31/22	12.25	0.19	(2.34)	(2.15)	(0.18)	(0.26)	(0.44)	9.66	(17.54)		25,613	0.13		0.13		1.82		22
Year ended 12/31/21	12.04	0.16	1.08	1.24	(0.30)	(0.73)	(1.03)	12.25	10.40		33,378	0.11		0.14		1.25		32
Year ended 12/31/20	12.03	0.19	1.15	1.34	(0.20)	(1.13)	(1.33)	12.04	11.97		29,097	0.08		0.15		1.65		88
Eleven months ended 12/31/19	11.78	0.25	1.32	1.57	(0.38)	(0.94)	(1.32)	12.03	13.39		18,433	0.16	(f)	0.23	(f)	2.19	(f)	16
Year ended 01/31/19	12.73	0.23	(0.82)	(0.59)	(0.23)	(0.13)	(0.36)	11.78	(4.41)		15,732	0.17		0.24		1.85		40
Year ended 01/31/18	11.12	0.20	1.67	1.87	(0.26)	–	(0.26)	12.73	16.91		17,618	0.17		0.25		1.63		6
Class R5
Six months ended 06/30/23	9.58	0.13	0.57	0.70	–	–	–	10.28	7.31		9	0.05	(f)	0.05	(f)	2.52	(f)	22
Year ended 12/31/22	12.15	0.20	(2.32)	(2.12)	(0.19)	(0.26)	(0.45)	9.58	(17.45)		9	0.05		0.05		1.90		22
Year ended 12/31/21	11.95	0.17	1.07	1.24	(0.31)	(0.73)	(1.04)	12.15	10.53		11	0.00		0.03		1.36		32
Year ended 12/31/20	11.95	0.20	1.14	1.34	(0.21)	(1.13)	(1.34)	11.95	12.04		11	0.00		0.07		1.73		88
Period ended 12/31/19(i)	12.03	0.17	1.08	1.25	(0.39)	(0.94)	(1.33)	11.95	10.45		10	0.09	(f)	0.16	(f)	2.26	(f)	16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Risk: Moderate Investor Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(d)		Ratio of net investment income to average net assets		Portfolio turnover (e)
Class R6
Six months ended 06/30/23	$9.58	$0.13	$0.57	$0.70	$–	$–	$–	$10.28	7.31%	$2,585	0.05	%(f)	0.05	%(f)	2.52	%(f)	22%
Year ended 12/31/22	12.15	0.20	(2.32)	(2.12)	(0.19)	(0.26)	(0.45)	9.58	(17.45)	2,061	0.05		0.05		1.90		22
Year ended 12/31/21	11.95	0.17	1.07	1.24	(0.31)	(0.73)	(1.04)	12.15	10.53	2,767	0.00		0.03		1.36		32
Year ended 12/31/20	11.95	0.20	1.14	1.34	(0.21)	(1.13)	(1.34)	11.95	12.04	2,147	(0.01)		0.06		1.74		88
Period ended 12/31/19(i)	12.03	0.18	1.08	1.26	(0.40)	(0.94)	(1.34)	11.95	10.49	10	0.04	(f)	0.11	(f)	2.31	(f)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.48%, 0.48%, 0.52% and 0.58% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(d)

Does not include indirect expenses from affiliated fund fees and expenses of 0.56%, 0.57% and 0.58% for the eleven months ended December 31, 2019, and for the years ended January 31, 2019 and 2018, respectively.

(e)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $597,759,006 in connection with the acquisition of Invesco Moderate Allocation Fund into the Fund.

(f)	Annualized.
(g)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24%, 0.24%, 0.24% and 0.23% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020, respectively.

(h)	Commencement date of May 15, 2020.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Risk: Moderate Investor Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Select Risk: Moderate Investor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”). Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities of investment companies listed or traded on an exchange are generally valued at the trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund, as a result of having the same investment adviser, are set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

13	Invesco Select Risk: Moderate Investor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within the Financial Highlights.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

14	Invesco Select Risk: Moderate Investor Fund

net of compensation to counterparties, are included in Dividends from affiliated underlying funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $5,133 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated underlying funds on the Statement of Operations.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

N.

Other Risks – Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y,

15	Invesco Select Risk: Moderate Investor Fund

Class R5 and Class R6 shares to 0.47%, 1.22%, 0.72%, 0.37%, 0.22%, 0.22% and 0.22%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the expense reimbursement agreement, it will terminate on April 30, 2024. During its term, the expense reimbursement agreement cannot be terminated or amended to increase the expense limits or reduce the expense reimbursement without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C, Class R and Class S Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $104,204 in front-end sales commissions from the sale of Class A shares and $10,348 and $2,274 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Affiliated Issuers	$1,792,237,506	$–	$–	$1,792,237,506

Money Market Funds	9,422,485	19,377,011	–	28,799,496

Total Investments	$1,801,659,991	$19,377,011	$–	$1,821,037,002

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2023:

16	Invesco Select Risk: Moderate Investor Fund

Effect of Derivative Investments for the six months ended June 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Equity	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$827,890	$(1,062,369)	$(234,479)

Change in Net Unrealized Appreciation:
Futures contracts	282,898	3,927,267	4,210,165

Total	$1,110,788	$2,864,898	$3,975,686

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$110,512,797

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $38,138.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$10,429,892	$–	$10,429,892

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $394,777,825 and $438,621,551, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$161,285,386

Aggregate unrealized (depreciation) of investments	(89,455,241)

Net unrealized appreciation of investments	$71,830,145

Cost of investments for tax purposes is $ 1,749,206,857.

17	Invesco Select Risk: Moderate Investor Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	7,310,231	$73,148,145	14,338,320	$150,222,629

Class C	1,291,890	12,537,865	2,744,369	27,692,460

Class R	1,476,009	14,615,782	2,457,707	25,351,396

Class S	20,915	209,617	39,119	410,243

Class Y	342,456	3,444,221	850,293	8,835,459

Class R6	44,568	441,469	12,901	133,952

Issued as reinvestment of dividends:
Class A	-	-	5,872,144	56,726,114

Class C	-	-	601,320	5,658,501

Class R	-	-	551,404	5,282,453

Class S	-	-	88,826	858,948

Class Y	-	-	103,039	1,003,601

Class R6	-	-	9,589	92,627

Automatic conversion of Class C shares to Class A shares:
Class A	1,120,078	11,172,633	2,019,476	21,054,232

Class C	(1,152,098)	(11,172,633)	(2,078,985)	(21,054,232)

Reacquired:
Class A	(12,396,513)	(124,060,323)	(25,067,732)	(261,248,151)

Class C	(1,632,132)	(15,895,344)	(3,555,243)	(36,130,312)

Class R	(1,584,669)	(15,698,960)	(2,159,937)	(22,452,167)

Class S	(130,837)	(1,316,588)	(182,712)	(1,930,639)

Class Y	(513,085)	(5,178,861)	(1,026,712)	(10,817,848)

Class R6	(8,404)	(85,356)	(35,023)	(416,764)

Net increase (decrease) in share activity	(5,811,591)	$(57,838,333)	(4,417,837)	$(50,727,498)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

18	Invesco Select Risk: Moderate Investor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,072.00	$1.90	$1,022.96	$1.86	0.37%
Class C	1,000.00	1,068.60	5.80	1,019.19	5.66	1.13
Class R	1,000.00	1,070.50	3.23	1,021.67	3.16	0.63
Class S	1,000.00	1,071.90	1.44	1,023.41	1.40	0.28
Class Y	1,000.00	1,073.50	0.67	1,024.15	0.65	0.13
Class R5	1,000.00	1,073.10	0.26	1,024.55	0.25	0.05
Class R6	1,000.00	1,073.10	0.26	1,024.55	0.25	0.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19	Invesco Select Risk: Moderate Investor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Risk: Moderate Investor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Select Risk: Moderate Investor Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance

20	Invesco Select Risk: Moderate Investor Fund

of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s asset allocation achieved through investing in underlying affiliated funds, including its exposure to certain fixed income securities as well as to certain segments of the equity market, negatively impacted Fund performance. The Board further considered that the Fund underwent investment strategy changes in 2020 and recently underwent a change in portfolio management in March 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that the Fund is a fund of funds and invests its assets in underlying funds rather than directly in individual securities. The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees. Because Invesco Advisers does not charge the Fund any advisory fees, the Board did not rely upon any comparison of services and fees under advisory contracts with other funds or products advised by Invesco Advisers and its affiliates. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation is payable to any Affiliated Sub-Advisers for their services to the Fund.

D. Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, although the underlying funds in which the Fund invests pay Invesco Advisers advisory fees that typically include breakpoints in their advisory fee schedules as a means of sharing economies of scale with shareholders. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted

that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund because the Fund is a fund of funds and no advisory fee is charged to the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered that the underlying holdings of the Fund generally will consist of affiliated mutual funds and affiliated exchange traded funds. The Board noted that Invesco Advisers and its affiliates receive advisory and other fees from the affiliated mutual funds and exchange traded funds. The Board considers the receipt by Invesco Advisers and its affiliates of these fees from affiliated underlying mutual funds and exchange traded funds to be collateral benefits resulting from Invesco Advisers’ relationships with the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

21	Invesco Select Risk: Moderate Investor Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	O-OPSMI-SAR-1

Semiannual Report to Shareholders	June 30, 2023

Invesco Small Cap Growth Fund

Nasdaq:

A: GTSAX ∎ C: GTSDX ∎ R: GTSRX ∎ Y: GTSYX ∎ Investor: GTSIX ∎ R5: GTSVX ∎ R6: GTSFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/22 to 6/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.05%
Class C Shares	9.73
Class R Shares	9.99
Class Y Shares	10.19
Investor Class Shares	10.16
Class R5 Shares	10.30
Class R6 Shares	10.32
S&P 500 Index▼ (Broad Market Index)	16.89
Russell 2000 Growth Index▼ (Style-Specific Index)	13.55
Lipper Small-Cap Growth Funds Index∎ (Peer Group Index)	11.73

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 6/30/23, including maximum applicable sales charges
Class A Shares
Inception (10/18/95)	9.67%
10 Years	8.60
5 Years	3.13
1 Year	8.70

Class C Shares
Inception (5/3/99)	8.17%
10 Years	8.56
5 Years	3.54
1 Year	13.19

Class R Shares
Inception (6/3/02)	8.28%
10 Years	8.94
5 Years	4.05
1 Year	14.77

Class Y Shares
Inception (10/3/08)	10.97%
10 Years	9.49
5 Years	4.57
1 Year	15.30

Investor Class Shares
Inception (4/7/06)	8.19%
10 Years	9.25
5 Years	4.37
1 Year	15.14

Class R5 Shares
Inception (3/15/02)	8.49%
10 Years	9.62
5 Years	4.68
1 Year	15.46

Class R6 Shares
Inception (9/24/12)	10.65%
10 Years	9.72
5 Years	4.77
1 Year	15.53

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Small Cap Growth Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Small Cap Growth Fund

Schedule of Investments(a)

June 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.76%
Aerospace & Defense–1.03%
BWX Technologies, Inc.(b)	335,149	$23,986,614

Air Freight & Logistics–1.02%
GXO Logistics, Inc.(c)	376,667	23,662,221

Alternative Carriers–0.84%
Iridium Communications, Inc.	312,994	19,443,187

Application Software–12.02%
Altair Engineering, Inc., Class A(b)(c)	454,969	34,504,849

Blackline, Inc.(c)	241,701	13,008,348

CCC Intelligent Solutions Holdings, Inc.(c)	1,815,351	20,350,085

Clearwater Analytics Holdings, Inc.(b)(c)	724,850	11,503,369

Confluent, Inc., Class A(b)(c)	607,901	21,464,984

Descartes Systems Group, Inc. (The) (Canada)(c)	289,115	23,161,003

DoubleVerify Holdings, Inc.(c)	443,736	17,270,205

Guidewire Software, Inc.(b)(c)	290,160	22,075,373

Manhattan Associates, Inc.(c)	190,801	38,137,304

PagerDuty, Inc.(b)(c)	506,427	11,384,479

Procore Technologies, Inc.(b)(c)	389,571	25,349,385

Sprout Social, Inc., Class A(b)(c)	373,829	17,255,947

Workiva, Inc.(b)(c)	228,872	23,267,127

		278,732,458

Asset Management & Custody Banks–0.40%
Avantax, Inc.(b)(c)	412,022	9,221,052

Automotive Parts & Equipment–0.67%
Gentherm, Inc.(c)	274,001	15,483,796

Biotechnology–5.89%
Abcam PLC, ADR (United Kingdom)(c)	1,370,962	33,547,440

Apellis Pharmaceuticals, Inc.(c)	185,466	16,895,953

Ascendis Pharma A/S, ADR (Denmark)(c)	115,652	10,321,941

Cytokinetics, Inc.(b)(c)	225,718	7,362,921

Halozyme Therapeutics, Inc.(c)	472,873	17,056,529

Karuna Therapeutics, Inc.(b)(c)	63,925	13,862,136

Natera, Inc.(b)(c)	542,033	26,375,326

Xenon Pharmaceuticals, Inc. (Canada)(c)	286,219	11,019,432

		136,441,678

Broadline Retail–0.02%
Global-e Online Ltd. (Israel)(c)	8,890	363,957

Building Products–1.73%
AAON, Inc.(b)	194,779	18,466,997

AZEK Co., Inc. (The)(c)	715,985	21,687,186

		40,154,183

Cargo Ground Transportation–1.37%
Saia, Inc.(b)(c)	92,504	31,674,295

Casinos & Gaming–0.87%
International Game Technology PLC	633,262	20,194,725

	Shares	Value

Construction & Engineering–2.91%
AECOM	269,109	$22,790,841

Construction Partners, Inc., Class A(c)	901,680	28,303,735

Valmont Industries, Inc.	56,519	16,449,855

		67,544,431

Construction Machinery & Heavy Transportation Equipment–0.85%
Terex Corp.	328,665	19,664,027

Construction Materials–0.78%
Eagle Materials, Inc.	97,482	18,172,594

Data Processing & Outsourced Services–0.88%
Verra Mobility Corp., Class A(b)(c)	1,030,629	20,324,004

Education Services–1.61%
Bright Horizons Family Solutions, Inc.(b)(c)	194,361	17,968,674

Stride, Inc.(b)(c)	520,703	19,385,773

		37,354,447

Electrical Components & Equipment–1.52%
nVent Electric PLC	355,419	18,364,500

Shoals Technologies Group, Inc., Class A(c)	661,915	16,918,547

		35,283,047

Electronic Components–0.68%
Littelfuse, Inc.	54,134	15,769,776

Electronic Manufacturing Services–1.30%
Flex Ltd.(c)	1,086,002	30,017,095

Environmental & Facilities Services–2.07%
Clean Harbors, Inc.(c)	291,212	47,883,990

Financial Exchanges & Data–2.18%
Morningstar, Inc.	135,341	26,536,310

TMX Group Ltd. (Canada)	1,067,805	24,028,131

		50,564,441

Food Distributors–0.89%
Performance Food Group Co.(c)	340,514	20,512,563

Food Retail–0.61%
Grocery Outlet Holding Corp.(b)(c)	461,078	14,113,598

Footwear–1.27%
Crocs, Inc.(c)	146,840	16,510,689

On Holding AG, Class A (Switzerland)(c)	392,385	12,948,705

		29,459,394

Gas Utilities–0.24%
New Jersey Resources Corp.	119,325	5,632,140

Health Care Equipment–6.45%
Axonics, Inc.(b)(c)	233,835	11,801,653

Glaukos Corp.(c)	322,496	22,964,940

Inspire Medical Systems, Inc.(c)	71,394	23,177,348

Insulet Corp.(c)	94,807	27,336,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Small Cap Growth Fund

	Shares	Value

Health Care Equipment–(continued)
iRhythm Technologies, Inc.(b)(c)	189,072	$ 19,723,991

Penumbra, Inc.(c)	75,339	25,921,136

TransMedics Group, Inc.(b)(c)	222,219	18,661,952

		149,587,670

Health Care Facilities–2.89%
Acadia Healthcare Co., Inc.(c)	307,868	24,518,608

Surgery Partners, Inc.(b)(c)	549,504	24,722,185

Tenet Healthcare Corp.(c)	217,256	17,680,293

		66,921,086

Health Care Services–1.16%
R1 RCM, Inc.(b)(c)	1,459,545	26,928,605

Health Care Supplies–0.85%
Lantheus Holdings, Inc.(c)	235,952	19,801,092

Health Care Technology–0.26%
Evolent Health, Inc., Class A(b)(c)	198,241	6,006,702

Homebuilding–1.32%
Cavco Industries, Inc.(c)	58,414	17,232,130

Installed Building Products, Inc.	95,338	13,362,574

		30,594,704

Homefurnishing Retail–0.74%
Wayfair, Inc., Class A(b)(c)	263,652	17,140,017

Hotels, Resorts & Cruise Lines–0.69%
Wyndham Hotels & Resorts, Inc.	234,096	16,051,963

Human Resource & Employment Services–1.28%
ASGN, Inc.(c)	203,626	15,400,235

Paycor HCM, Inc.(b)(c)	606,363	14,352,612

		29,752,847

Industrial Machinery & Supplies & Components–2.16%
Chart Industries, Inc.(b)(c)	87,439	13,971,878

Nordson Corp.	79,304	19,681,667

RBC Bearings, Inc.(c)	75,666	16,455,085

		50,108,630

Industrial REITs–1.88%
EastGroup Properties, Inc.	158,334	27,486,782

Terreno Realty Corp.	265,929	15,982,333

		43,469,115

Insurance Brokers–0.92%
BRP Group, Inc., Class A(b)(c)	860,846	21,331,764

Internet Services & Infrastructure–0.72%
DigitalOcean Holdings, Inc.(b)(c)	414,853	16,652,199

Investment Banking & Brokerage–0.64%
LPL Financial Holdings, Inc.	67,822	14,746,537

Leisure Facilities–0.74%
Planet Fitness, Inc., Class A(b)(c)	254,559	17,167,459

Leisure Products–0.48%
Topgolf Callaway Brands Corp.(b)(c)	555,241	11,021,534

Life Sciences Tools & Services–1.99%
10X Genomics, Inc., Class A(c)	401,103	22,397,591

	Shares	Value

Life Sciences Tools & Services–(continued)
Repligen Corp.(b)(c)	168,195	$ 23,792,865

		46,190,456

Oil & Gas Equipment & Services–0.98%
ChampionX Corp.	735,347	22,825,171

Oil & Gas Exploration & Production–3.07%
Chord Energy Corp.	114,146	17,555,655

Matador Resources Co.	340,573	17,818,779

Permian Resources Corp.(b)	1,782,438	19,535,521

Range Resources Corp.	549,423	16,153,036

		71,062,991

Other Specialty Retail–0.68%
Academy Sports & Outdoors, Inc.(b)	291,579	15,759,845

Packaged Foods & Meats–2.38%
Freshpet, Inc.(b)(c)	281,376	18,517,354

Post Holdings, Inc.(c)	218,804	18,959,367

Simply Good Foods Co. (The)(b)(c)	483,873	17,704,913

		55,181,634

Pharmaceuticals–2.72%
Intra-Cellular Therapies, Inc.(c)	255,885	16,202,638

Pacira BioSciences, Inc.(c)	383,199	15,354,784

Prestige Consumer Healthcare, Inc.(c)	299,609	17,805,763

Revance Therapeutics, Inc.(b)(c)	538,527	13,630,118

		62,993,303

Property & Casualty Insurance–1.70%
Kinsale Capital Group, Inc.	52,455	19,628,661

Selective Insurance Group, Inc.	205,458	19,713,695

		39,342,356

Research & Consulting Services–1.12%
Clarivate PLC(b)(c)	805,448	7,675,919

KBR, Inc.	280,924	18,276,916

		25,952,835

Restaurants–3.16%
Shake Shack, Inc., Class A(b)(c)	248,220	19,291,658

Texas Roadhouse, Inc.	158,989	17,851,285

Wingstop, Inc.	179,810	35,990,770

		73,133,713

Semiconductor Materials & Equipment–1.05%
Axcelis Technologies, Inc.(c)	20,733	3,800,981

MKS Instruments, Inc.	191,021	20,649,370

		24,450,351

Semiconductors–5.33%
Allegro MicroSystems, Inc. (Japan)(c)	333,822	15,068,725

Diodes, Inc.(c)	209,506	19,377,210

Impinj, Inc.(b)(c)	184,411	16,532,446

Lattice Semiconductor Corp.(c)	351,670	33,784,937

Power Integrations, Inc.(b)	234,439	22,194,340

Silicon Laboratories, Inc.(b)(c)	105,714	16,675,327

		123,632,985

Specialty Chemicals–0.86%
Element Solutions, Inc.	1,035,045	19,872,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Small Cap Growth Fund

	Shares	Value

Systems Software–1.54%
CyberArk Software Ltd.(c)	115,492	$ 18,054,864

Gitlab, Inc., Class A(c)	345,778	17,672,714

		35,727,578

Technology Distributors–0.77%
Arrow Electronics, Inc.(b)(c)	124,244	17,795,468

Trading Companies & Distributors–2.65%
SiteOne Landscape Supply, Inc.(b)(c)	124,767	20,881,005

WESCO International, Inc.	226,265	40,515,011

		61,396,016

Transaction & Payment Processing Services–1.69%
Flywire Corp.(b)(c)	725,727	22,526,566

Shift4 Payments, Inc., Class A(b)(c)	246,468	16,737,642

		39,264,208

Water Utilities–0.24%
American States Water Co.	64,930	5,648,910

Total Common Stocks & Other Equity Interests (Cost $1,951,490,167)		2,289,166,321

Money Market Funds–1.55%
Invesco Government & Agency Portfolio, Institutional Class, 5.05%(d)(e)	12,828,694	12,828,694

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 5.15%(d)(e)	8,556,810	$ 8,557,665

Invesco Treasury Portfolio, Institutional Class, 5.03%(d)(e)	14,661,364	14,661,364

Total Money Market Funds (Cost $36,047,820)		36,047,723

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.31% (Cost $1,987,537,987)		2,325,214,044

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–19.33%
Invesco Private Government Fund, 5.10%(d)(e)(f)	125,433,228	125,433,228

Invesco Private Prime Fund, 5.23%(d)(e)(f)	322,574,843	322,542,578

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $447,988,154)		447,975,806

TOTAL INVESTMENTS IN SECURITIES–119.64% (Cost $2,435,526,141)		2,773,189,850

OTHER ASSETS LESS LIABILITIES–(19.64)%		(455,185,683)

NET ASSETS–100.00%		$2,318,004,167

Investment Abbreviations:

ADR  – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at June 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended June 30, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value June 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 16,145,133	$ 89,636,314	$ (92,952,753)	$ -	$ -	$ 12,828,694	$ 287,318
Invesco Liquid Assets Portfolio, Institutional Class	10,564,083	64,025,938	(66,030,190)	(5,162)	2,996	8,557,665	190,844
Invesco Treasury Portfolio, Institutional Class	18,451,581	102,441,502	(106,231,719)	-	-	14,661,364	327,944
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	125,264,649	409,320,863	(409,152,284)	-	-	125,433,228	2,797,628*
Invesco Private Prime Fund	319,636,680	784,653,093	(781,641,090)	(66,489)	(39,616)	322,542,578	7,452,116*
Total	$490,062,126	$1,450,077,710	$(1,456,008,036)	$(71,651)	$(36,620)	$484,023,529	$11,055,850

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of June 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Small Cap Growth Fund

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2023

Information Technology	23.42%

Health Care	22.21

Industrials	20.59

Consumer Discretionary	12.24

Financials	7.53

Energy	4.05

Consumer Staples	3.87

Other Sectors, Each Less than 2% of Net Assets	4.85

Money Market Funds Plus Other Assets Less Liabilities	1.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

June 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,951,490,167)*	$2,289,166,321

Investments in affiliated money market funds, at value (Cost $484,035,974)	484,023,529

Foreign currencies, at value (Cost $298)	308

Receivable for:
Investments sold	2,133,051

Fund shares sold	1,114,168

Dividends	694,378

Investment for trustee deferred compensation and retirement plans	322,251

Other assets	78,921

Total assets	2,777,532,927

Liabilities:
Payable for:
Investments purchased	6,315,669

Fund shares reacquired	3,920,050

Collateral upon return of securities loaned	447,988,154

Accrued fees to affiliates	866,685

Accrued other operating expenses	82,600

Trustee deferred compensation and retirement plans	355,602

Total liabilities	459,528,760

Net assets applicable to shares outstanding	$2,318,004,167

Net assets consist of:
Shares of beneficial interest	$2,219,670,753

Distributable earnings	98,333,414

$2,318,004,167

Net Assets:
Class A	$559,297,766

Class C	$6,764,155

Class R	$63,210,638

Class Y	$123,503,014

Investor Class	$149,284,624

Class R5	$728,105,507

Class R6	$687,838,463

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	22,493,745

Class C	869,391

Class R	3,053,946

Class Y	4,585,304

Investor Class	5,419,572

Class R5	22,671,375

Class R6	21,105,638

Class A:
Net asset value per share	$24.86

Maximum offering price per share (Net asset value of $24.86 ÷ 94.50%)	$26.31

Class C:
Net asset value and offering price per share	$7.78

Class R:
Net asset value and offering price per share	$20.70

Class Y:
Net asset value and offering price per share	$26.93

Investor Class:
Net asset value and offering price per share	$27.55

Class R5:
Net asset value and offering price per share	$32.12

Class R6:
Net asset value and offering price per share	$32.59

*	At June 30, 2023, securities with an aggregate value of $443,031,724 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Small Cap Growth Fund

Statement of Operations

For the six months ended June 30, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $41,807)	$6,519,309

Dividends from affiliated money market funds (includes net securities lending income of $332,056)	1,138,162

Total investment income	7,657,471

Expenses:
Advisory fees	7,859,564

Administrative services fees	176,203

Custodian fees	8,865

Distribution fees:
Class A	688,680

Class C	34,029

Class R	156,921

Investor Class	111,228

Transfer agent fees – A, C, R, Y and Investor	864,008

Transfer agent fees – R5	370,546

Transfer agent fees – R6	98,430

Trustees’ and officers’ fees and benefits	15,876

Registration and filing fees	75,002

Reports to shareholders	46,354

Professional services fees	43,652

Other	23,310

Total expenses	10,572,668

Less: Fees waived and/or expense offset arrangement(s)	(24,413)

Net expenses	10,548,255

Net investment income (loss)	(2,890,784)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	5,863,109

Affiliated investment securities	(36,620)

Foreign currencies	1,243

5,827,732

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	222,253,651

Affiliated investment securities	(71,651)

Foreign currencies	598

222,182,598

Net realized and unrealized gain	228,010,330

Net increase in net assets resulting from operations	$225,119,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2023 and the year ended December 31, 2022

(Unaudited)

	June 30, 2023	December 31, 2022

Operations:
Net investment income (loss)	$(2,890,784)	$(7,885,819)

Net realized gain (loss)	5,827,732	(238,541,803)

Change in net unrealized appreciation (depreciation)	222,182,598	(1,152,678,224)

Net increase (decrease) in net assets resulting from operations	225,119,546	(1,399,105,846)

Distributions to shareholders from distributable earnings:
Class A	–	(19,053,290)

Class C	–	(735,601)

Class R	–	(2,614,949)

Class Y	–	(4,238,695)

Investor Class	–	(4,575,585)

Class R5	–	(19,883,252)

Class R6	–	(17,908,330)

Total distributions from distributable earnings	–	(69,009,702)

Share transactions–net:
Class A	(35,613,872)	(86,561,713)

Class C	(1,001,448)	(2,682,507)

Class R	(5,942,442)	(8,308,052)

Class Y	(18,485,922)	(45,751,085)

Investor Class	(8,963,764)	(11,353,774)

Class R5	(82,044,977)	(227,541,022)

Class R6	(32,529,168)	95,968,061

Net increase (decrease) in net assets resulting from share transactions	(184,581,593)	(286,230,092)

Net increase (decrease) in net assets	40,537,953	(1,754,345,640)

Net assets:
Beginning of period	2,277,466,214	4,031,811,854

End of period	$2,318,004,167	$2,277,466,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Small Cap Growth Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 06/30/23	$22.59	$(0.06)	$ 2.33	$ 2.27	$ –	$24.86	10.05%		$ 559,298	1.16	%(d)	1.16	%(d)	(0.50	)%(d)	32%
Year ended 12/31/22	36.33	(0.14)	(12.79)	(12.93)	(0.81)	22.59	(35.60)		541,922	1.16		1.16		(0.54)		44
Year ended 12/31/21	47.78	(0.43)	3.12	2.69	(14.14)	36.33	7.33		988,307	1.14		1.14		(0.86)		35
Year ended 12/31/20	35.35	(0.35)	19.40	19.05	(6.62)	47.78	57.00		1,047,921	1.15		1.15		(0.90)		51
Year ended 12/31/19	31.02	(0.09)	7.59	7.50	(3.17)	35.35	24.32		499,603	1.17		1.17		(0.25)		31
Year ended 12/31/18	37.31	(0.18)	(3.08)	(3.26)	(3.03)	31.02	(9.04)		502,315	1.18		1.18		(0.47)		21
Class C
Six months ended 06/30/23	7.09	(0.04)	0.73	0.69	–	7.78	9.73	(e)	6,764	1.88	(d)(e)	1.88	(d)(e)	(1.22	)(d)(e)	32
Year ended 12/31/22	12.36	(0.11)	(4.35)	(4.46)	(0.81)	7.09	(36.10)		7,123	1.91		1.91		(1.29)		44
Year ended 12/31/21	25.63	(0.41)	1.28	0.87	(14.14)	12.36	6.55	(e)	15,850	1.86	(e)	1.86	(e)	(1.58	)(e)	35
Year ended 12/31/20	21.39	(0.38)	11.24	10.86	(6.62)	25.63	55.86	(e)	21,567	1.87	(e)	1.87	(e)	(1.62	)(e)	51
Year ended 12/31/19	19.95	(0.23)	4.84	4.61	(3.17)	21.39	23.32		3,686	1.92		1.92		(1.00)		31
Year ended 12/31/18	25.33	(0.32)	(2.03)	(2.35)	(3.03)	19.95	(9.72)		11,053	1.93		1.93		(1.22)		21
Class R
Six months ended 06/30/23	18.82	(0.07)	1.95	1.88	–	20.70	9.99		63,211	1.41	(d)	1.41	(d)	(0.75	)(d)	32
Year ended 12/31/22	30.57	(0.17)	(10.77)	(10.94)	(0.81)	18.82	(35.79)		63,161	1.41		1.41		(0.79)		44
Year ended 12/31/21	42.52	(0.50)	2.69	2.19	(14.14)	30.57	7.07		112,217	1.39		1.39		(1.11)		35
Year ended 12/31/20	32.08	(0.39)	17.45	17.06	(6.62)	42.52	56.59		137,020	1.40		1.40		(1.15)		51
Year ended 12/31/19	28.46	(0.17)	6.96	6.79	(3.17)	32.08	24.01		118,302	1.42		1.42		(0.50)		31
Year ended 12/31/18	34.58	(0.26)	(2.83)	(3.09)	(3.03)	28.46	(9.27)		124,450	1.43		1.43		(0.72)		21
Class Y
Six months ended 06/30/23	24.44	(0.03)	2.52	2.49	–	26.93	10.19		123,503	0.91	(d)	0.91	(d)	(0.25	)(d)	32
Year ended 12/31/22	39.11	(0.08)	(13.78)	(13.86)	(0.81)	24.44	(35.44)		129,518	0.91		0.91		(0.29)		44
Year ended 12/31/21	50.24	(0.32)	3.33	3.01	(14.14)	39.11	7.61		274,782	0.89		0.89		(0.61)		35
Year ended 12/31/20	36.83	(0.26)	20.29	20.03	(6.62)	50.24	57.38		301,301	0.90		0.90		(0.65)		51
Year ended 12/31/19	32.14	(0.00)	7.86	7.86	(3.17)	36.83	24.59		217,477	0.92		0.92		0.00		31
Year ended 12/31/18	38.43	(0.08)	(3.18)	(3.26)	(3.03)	32.14	(8.77)		216,750	0.93		0.93		(0.22)		21
Investor Class
Six months ended 06/30/23	25.01	(0.05)	2.59	2.54	–	27.55	10.16		149,285	1.06	(d)	1.06	(d)	(0.40	)(d)	32
Year ended 12/31/22	40.08	(0.14)	(14.12)	(14.26)	(0.81)	25.01	(35.58	)(f)	144,075	1.13	(f)	1.13	(f)	(0.51	)(f)	44
Year ended 12/31/21	51.24	(0.42)	3.40	2.98	(14.14)	40.08	7.41	(f)	246,961	1.05	(f)	1.05	(f)	(0.77	)(f)	35
Year ended 12/31/20	37.52	(0.33)	20.67	20.34	(6.62)	51.24	57.11	(f)	249,837	1.07	(f)	1.07	(f)	(0.82	)(f)	51
Year ended 12/31/19	32.76	(0.08)	8.01	7.93	(3.17)	37.52	24.34		187,171	1.13		1.13		(0.21)		31
Year ended 12/31/18	39.21	(0.19)	(3.23)	(3.42)	(3.03)	32.76	(9.01)		168,567	1.18		1.18		(0.47)		21
Class R5
Six months ended 06/30/23	29.12	(0.02)	3.02	3.00	–	32.12	10.30		728,106	0.82	(d)	0.82	(d)	(0.16	)(d)	32
Year ended 12/31/22	46.32	(0.06)	(16.33)	(16.39)	(0.81)	29.12	(35.39)		737,830	0.81		0.81		(0.19)		44
Year ended 12/31/21	56.89	(0.31)	3.88	3.57	(14.14)	46.32	7.71		1,445,168	0.79		0.79		(0.51)		35
Year ended 12/31/20	41.01	(0.24)	22.74	22.50	(6.62)	56.89	57.56		1,564,134	0.80		0.80		(0.55)		51
Year ended 12/31/19	35.45	0.05	8.68	8.73	(3.17)	41.01	24.75		1,156,887	0.80		0.80		0.12		31
Year ended 12/31/18	42.02	(0.04)	(3.50)	(3.54)	(3.03)	35.45	(8.69)		1,192,199	0.81		0.81		(0.10)		21
Class R6
Six months ended 06/30/23	29.54	(0.01)	3.06	3.05	–	32.59	10.32		687,838	0.75	(d)	0.75	(d)	(0.09	)(d)	32
Year ended 12/31/22	46.94	(0.04)	(16.55)	(16.59)	(0.81)	29.54	(35.35)		653,838	0.74		0.74		(0.12)		44
Year ended 12/31/21	57.42	(0.26)	3.92	3.66	(14.14)	46.94	7.80		948,527	0.70		0.70		(0.42)		35
Year ended 12/31/20	41.31	(0.20)	22.93	22.73	(6.62)	57.42	57.70		836,400	0.71		0.71		(0.46)		51
Year ended 12/31/19	35.66	0.09	8.73	8.82	(3.17)	41.31	24.86		497,160	0.71		0.71		0.21		31
Year ended 12/31/18	42.20	0.00	(3.51)	(3.51)	(3.03)	35.66	(8.58)		353,791	0.71		0.71		0.00		21

(a)	Based on average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for Class C for the six months ended June 30, 2023 and the years ended December 31, 2021 and 2020, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.22%, 0.16% and 0.17% for Investor Class for the years ended December 31, 2022, 2021 and 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Small Cap Growth Fund

Notes to Financial Statements

June 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

13	Invesco Small Cap Growth Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner

14	Invesco Small Cap Growth Fund

consistent with the federal securities laws. For the six months ended June 30, 2023, the Fund paid the Adviser $14,449 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.700%

Next $500 million	0.675%

Over $1.5 billion	0.650%

For the six months ended June 30, 2023, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2023, the Adviser waived advisory fees of $22,559.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class R Plan, pays IDI compensation at the annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended June 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2023, IDI advised the Fund that IDI retained $10,018 in front-end sales commissions from the sale of Class A shares and $12 and $53 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended June 30, 2023, the Fund incurred $101,737 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

15	Invesco Small Cap Growth Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,289,166,321	$–	$–	$2,289,166,321

Money Market Funds	36,047,723	447,975,806	–	484,023,529

Total Investments	$2,325,214,044	$447,975,806	$–	$2,773,189,850

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the six months ended June 30, 2023, the Fund engaged in securities purchases of $1,519,641.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,854.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$241,432,081	$–	$241,432,081

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

16	Invesco Small Cap Growth Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2023 was $727,351,454 and $900,616,617, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 481,907,450

Aggregate unrealized (depreciation) of investments	(144,809,957)

Net unrealized appreciation of investments	$ 337,097,493

Cost of investments for tax purposes is $2,436,092,357.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	June 30, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	817,175	$19,554,948	2,050,024	$53,737,900

Class C	39,077	291,398	86,200	759,175

Class R	282,154	5,622,322	529,867	11,515,638

Class Y	230,558	5,953,067	1,224,289	34,836,061

Investor Class	119,388	3,131,649	340,253	10,041,542

Class R5	1,609,359	50,024,601	2,993,457	97,805,958

Class R6	1,864,660	58,273,223	7,354,616	277,105,301

Issued as reinvestment of dividends:
Class A	-	-	821,377	18,653,474

Class C	-	-	101,950	726,904

Class R	-	-	138,134	2,614,872

Class Y	-	-	161,679	3,972,442

Investor Class	-	-	173,272	4,357,868

Class R5	-	-	673,059	19,707,176

Class R6	-	-	599,710	17,811,382

Automatic conversion of Class C shares to Class A shares:
Class A	28,078	664,424	48,178	1,244,909

Class C	(89,587)	(664,424)	(142,388)	(1,244,908)

Reacquired:

Class A	(2,345,223)	(55,833,244)	(6,127,843)	(160,197,996)

Class C	(84,402)	(628,422)	(323,593)	(2,923,678)

Class R	(583,364)	(11,564,764)	(984,049)	(22,438,562)

Class Y	(945,484)	(24,438,989)	(3,112,393)	(84,559,588)

Investor Class	(460,781)	(12,095,413)	(913,660)	(25,753,184)

Class R5	(4,272,704)	(132,069,578)	(9,531,038)	(345,054,156)

Class R6	(2,891,414)	(90,802,391)	(6,029,135)	(198,948,622)

Net increase (decrease) in share activity	(6,682,510)	$(184,581,593)	(9,868,034)	$(286,230,092)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,100.50	$6.04	$1,019.04	$5.81	1.16%
Class C	1,000.00	1,097.30	9.78	1,015.47	9.39	1.88
Class R	1,000.00	1,099.90	7.34	1,017.80	7.05	1.41
Class Y	1,000.00	1,101.90	4.74	1,020.28	4.56	0.91
Investor Class	1,000.00	1,101.60	5.52	1,019.54	5.31	1.06
Class R5	1,000.00	1,103.00	4.28	1,020.73	4.11	0.82
Class R6	1,000.00	1,103.20	3.91	1,021.08	3.76	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period January 1, 2023 through June 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18	Invesco Small Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Growth Series (Invesco Growth Series) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Small Cap Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco

Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period, and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index

19	Invesco Small Cap Growth Fund

for the one year period and above the performance of the Index for the three and five year periods. The Board considered that a challenging macro-economic environment for the Fund, including inflation and high interest rates, as well as stock selection in and underweight exposure to certain sectors negatively impacted the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and considered additional information from management regarding the Fund’s actual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated

20	Invesco Small Cap Growth Fund

securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21	Invesco Small Cap Growth Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-02699 and 002-57526	Invesco Distributors, Inc.	SCG-SAR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of August 9, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 9, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Growth Series (Invesco Growth Series)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 24, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 24, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	August 24, 2023